UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D

Orinda, CA 94563

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy DeGroot

4 Orinda Way, Suite 200-D

Orinda, CA 94563

Registrant’s telephone number, including area code:  (925) 254-8999

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2014

Item 1:  Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

LITMAN GREGORY FUNDS TRUST

Annual Report

Litman Gregory Masters Equity Fund

Litman Gregory Masters International Fund

Litman Gregory Masters Smaller Companies Fund

Litman Gregory Masters Alternative Strategies Fund

December 31, 2014

Litman Gregory Masters Funds Concept

Investment Philosophy: Alternative Strategies Fund

The Alternative Strategies Fund was created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The five managers in this fund were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent the last couple of years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, this fund doesn’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, concentration, and the ability to be more opportunistic.

The Litman Gregory Masters Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•	We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the Litman Gregory Masters Funds concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Litman Gregory Masters Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each Litman Gregory Masters Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Litman Gregory Masters concept.

•	We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•	We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Litman Gregory Masters Funds mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•	The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification.

•	We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•	We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Litman Gregory Masters Funds, and a low minimum, no-load Investor share class for the Equity, International, and Alternative Strategies funds

•	We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Litman Gregory Masters Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Litman Gregory Masters Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Litman Gregory Masters Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

2	Litman Gregory Funds Trust

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Alternative Strategies Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Equity Fund, the International Fund, and the Alternative Strategies Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 10, 19, and 27 for each equity fund’s top contributors. See pages 11, 20, and 30 for each equity fund’s portfolio composition. See pages 38-39 for the Alternative Strategies Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Please see page 110 for index definitions. You cannot invest directly in an index.

Please see page 112 for industry definitions.

Fund’s Performance	3

Litman Gregory Masters Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 12/31/2014	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
Litman Gregory Masters Equity Fund (12/31/96)	11.07%	19.53%	14.30%	6.05%	5.37%	8.17%
Russell 3000 Index	12.56%	20.51%	15.63%	7.94%	4.82%	8.02%
Custom Equity Index	9.76%	19.49%	14.69%	7.70%	5.13%	7.93%
Morningstar Large Blend Category Average	10.72%	18.64%	13.45%	6.71%	3.46%	6.56%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 4/30/14: 1.20%

Litman Gregory Masters International Fund (12/1/97)	-2.72%	12.33%	6.59%	6.74%	4.85%	8.34%
Russell Global ex US Large Cap Index	-3.06%	10.00%	5.35%	5.89%	3.84%	6.04%
MSCI EAFE Index	-4.50%	11.56%	5.80%	4.91%	2.97%	5.25%
S&P Global (ex U.S.) LargeMid-Cap Index	-3.03%	9.61%	4.99%	5.81%	3.78%	6.00%
Morningstar Foreign Large Blend Category Average	-5.15%	10.22%	4.91%	4.16%	1.70%	4.23%
Gross Expense Ratio: 1.30% Net Expense Ratio* as of 1/1/15: 0.99%

Litman Gregory Masters Smaller Companies Fund (6/30/2003)	-4.06%	15.88%	13.83%	6.43%	n/a	8.98%
Russell 2000 Index	4.89%	19.21%	15.55%	7.77%	n/a	10.41%
Morningstar Small Blend Category Average	3.83%	18.09%	14.64%	7.21%	n/a	9.91%
Gross Expense Ratio: 1.54% Net Expense Ratio* as of 4/30/14: 1.44%

Litman Gregory Masters Alternative Strategies Fund (9/30/2011)	3.58%	6.41%	n/a	n/a	n/a	7.00%
Barclays Aggregate Bond Index	5.96%	2.67%	n/a	n/a	n/a	2.81%
Russell 1000 Index	13.24%	20.62%	n/a	n/a	n/a	23.06%
40/60 Blend of Russell 1000 Index & Barclays Aggregate Bond Index	8.89%	9.65%	n/a	n/a	n/a	10.66%
3-Month LIBOR	0.24%	0.34%	n/a	n/a	n/a	0.34%
Morningstar Multialternative Category Average	1.64%	2.83%	n/a	n/a	n/a	3.05%
S&P 500 Index	13.69%	20.42%	n/a	n/a	n/a	22.86%
Net Expense Ratio Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1] as of 4/30/14: 1.49%
Total Operating Expenses[2] as of 4/30/14: 1.66%
Gross Expense Ratio as of 4/30/14: 1.82%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

*Gross and net expense ratios are for the institutional share class per the Prospectus dated 4/30/2014. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. In December 2014, the Advisor agreed to extend the waivers and/or expense limitations agreement through April 30, 2016.

1.  Does not include dividend expense on short sales of 0.12% and interest expense of 0.05%.

2.  The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2015. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio.

4	Litman Gregory Funds Trust

Dear Fellow Shareholder:

2014 was an interesting and unusual year in the financial markets. Interest rates declined significantly, a move that very few foresaw. The 30-year Treasury yield plunged to 2.75% from 3.92% at the beginning of 2014. Oil prices collapsed in the second half of the year, in another move that investors did not see coming. And while the S&P 500 delivered a strong 13.69% return, small-cap stocks in the Russell 2000 Index returned only 4.89%. Foreign stocks did worse yet, as dollar strength contributed to negative returns for all the foreign market benchmarks we follow. It was also interesting that despite the strong performance of the S&P 500, the two best-performing sectors based on Leuthold Group data were defensive sectors: utilities (up 29%) and health care (up 25%). Consumer staples, another defensive sector, was the fourth-best performer, up 16%. Sectors that are more commonly associated with a rising market generated single-digit returns. Energy was the worst sector, with an 8% loss.

2014 was also one of the more challenging years for active managers in quite some time. And, it contributed to an unusually bad five-year run for active managers. There are a number of ways to gauge the performance of active managers, but a quick and easy measure is the ranking of the Vanguard Index 500 Fundi against its Morningstar peer group. That fund beat 80% of its Large Blend peer funds in 2014—only one year in the past 10 was worse for active managers by this measure (2011, when Vanguard’s fund beat 81% of peers). Looking back at market history, it is not surprising that indexes (and low-cost index funds) that don’t incur the costs of active management perform well against the average fund, which does incur those costs. However, there are periods where indexes tend to be much easier to beat than others. Recent years have been particularly challenging.

A factor in active managers’ poor performance over the past five years is the low return dispersion between stocks, something we’ve written about several times in previous reports. Dispersion refers to the differences in individual stock returns within an index. When dispersion is high, there is wide performance variation and this creates more opportunities for stock pickers to find winners and losers. However, when dispersion is low fewer such opportunities exist. Dispersion has been unusually low for an extended time period now. In fact, as depicted in the chart, the average monthly dispersion over the trailing five years is lower than at any other time period on record (our data goes back to the early 1970s). As the chart shows, dispersion fluctuates and can spike higher and lower over various time periods. Variations in the level of dispersion may be a factor explaining why the Vanguard Index 500 out-returned 79% of its peers over the past five years, but only 50% over the past 15 years. The first five years of that 15-year period (early 2000s) was characterized by high dispersion and it was also a very strong period for active managers’ performance (and very good for the Masters funds). Looking back over history, there have been other periods when indexes were exceptionally difficult to beat. Those periods ended. We believe this one will end as well.

Fund Summary	5

Beating indexes over the long run will never be easy and most funds will fail to so. But some funds will. Indeed both Litman Gregory Masters Equity Fund and Litman Gregory Masters International Fund have done so since their inceptions. Doing so year-in and year-out is not realistic for a variety of reasons. Occasional periods of very low dispersion like the one we’ve been experiencing is one reason.

2014 Developments

There were several notable Litman Gregory Masters fund family developments in 2014.

Litman Gregory Masters Alternative Strategies Fund reached its three-year anniversary on September 30, 2011 with the highest Sharpe ratio in its Morningstar Multialternative Category peer group.ii During that time it delivered a return of 7.48% which exceeded LIBOR by over 700 basis points.iii And its volatility was well below our expected volatility range of 4% to 8% annually. Since the fund was launched its performance in periods when stocks or bonds have lost value has been encouraging while it has been able to deliver a satisfying overall return. One factor contributing to performance is the fee cap that we put in place which is very competitive relative to the generally high fees in this space.iv (The average net expense ratio for Multialternative funds tracked by Morningstar is 2.02%.)

Another important development for the fund occurred during the fourth quarter when we added Passport Capital as a sub-advisor on the fund. Passport is a very highly regarded long/short equity manager that we had been researching for about a year, who previously only ran private funds. We believe they are a great addition to the fund’s line-up by virtue of the additional strategy and manager diversification, and talent they bring to the fund.

Litman Gregory Masters International Fund was not able to escape the fierce headwind facing international stock markets. So its performance in absolute returns was disappointing. However, relative to its peers its performance was strong. For the sixth time in the past 10 years it out-returned at least 80% of its Morningstar Foreign Large Blend peers. And as of December 31 2014, Morningstar, Inc. ranked the fund in the top 19th, 17th, 13th, 14th, and 17th percentiles among 750, 650, 583, 313, and 179 Foreign Large Blend funds over the trailing one-, three-, five-, 10-, and 15-year periods, respectively, based on total return. In short, in the fund’s the worst relative period it still out-returned 81% of its peers.

We are also announcing that we are now capping the institutional share class of the fund’s expenses at 0.99%.v Though the fund’s fees have always been competitive we have never been under 1%. These lower expenses should contribute to higher returns for our shareholders than would otherwise have been the case. As a comparison, the average net expense ratio for Foreign Large Blend funds according to Morningstar is 1.32% as of 12/31/2014.

Litman Gregory Masters Equity Fund has been impacted by the challenging environment for active managers over the last five years. It underperformed the Russell 3000 Index in 2014 and over the past five years. However, it has performed better relative to the Morningstar Large Blend category average which it slightly outperformed in 2014 and more comfortably outperformed over three and five years. We believe the fund’s entire body of work is more reflective of the Masters concept, having outperformed both benchmarks over 15 years and over the fund’s full 18-year life, despite this recent more difficult period. It is worth noting this accomplishment in light of the well documented difficulty actively managed funds have had outperforming benchmarks over lengthy time periods.

During 2014 we also added a new sub-advisor, Nuance Investments, led by Scott Moore. Based on our very extensive due diligence we are excited by this addition. We believe Moore is highly skilled and that our shareholders will benefit from that skill and the fact that Nuance manages a relatively small asset base.

Litman Gregory Masters Smaller Companies Fund experienced a very strong first seven months of the year compared to its benchmark, outperforming the Russell 2000 Index by over six percentage points (600 basis points) over that time. However, the fund’s absolute and relative performance collapsed in the second half of the year, lagging the index by over 15 percentage points. This ended a very strong run of performance for the fund since 2008. The fund went into the period with a huge overweight to the energy sector and this was the driver of the fund’s poor performance. See the report on this fund for more detail about the impact of its energy holdings on performance, and the sub-advisors’ views on the long-term potential of their holdings. The fund’s three sub-advisors have a strong record for Masters and we continue to have a very high level of confidence in each.

Litman Gregory employees and the funds’ independent trustees continue to express a high degree of confidence in the Litman Gregory Masters funds, by virtue of our large aggregate share ownership which amounted to $22.5 million at the end of 2014.

6	Litman Gregory Funds Trust

We continue to be appreciative of your confidence and continue to stay extremely focused on the success of our collective investment in the funds.

Sincerely

Ken Gregory, Chairman

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

[i]	The Vanguard 500 Index Fund is a passively managed fund that seeks to track the performance of a benchmark that measures the returns of 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. The fund’s annual expense ratio is 0.17%. Portfolio turnover during the fund’s most recently ended fiscal year was 2.7%. Key risks include Index Sampling Risk, which is the chance that securities selected for the fund in, the aggregate, will not provide investment performance matching that of the Index; and the volatility risk that comes with the fund’s full exposure to the stock market. As 12/31/2014, the fund’s 1-, 3-, 5-, and 10-year average annual total returns were 13.51%, 20.22%, 15.28%, and 7.55%, respectively. The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that investors’ shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Performance data current to the most recent month-end may be obtained by calling 800-662-7447 or by www.vanguard.com/performance.

ii	The Alternative Strategies fund had the highest Sharpe ratio in the Morningstar Multialternative category for the 3-year period ending 12/31/2014.

iii	The US Dollar 90 day LIBOR rate (London Interbank Offered Rate) is a benchmark rate of interest at which banks offer to lend money to one another in the wholesale money markets in London. One of the primary functions of the LIBOR rate is to serve as the benchmark reference rate for debt instruments, including government and corporate bonds, mortgage loans, student loans and credit cards as well as derivatives such as currency and interest rate swaps. Investors cannot invest directly in LIBOR.

iv	As of the prospectus dated April 30, 2014 the gross expense ratios for the Institutional class and Investor class were 1.82% and 2.07%, respectively; total operating expenses were 1.66% and 1.91%, respectively; and net expense ratios were 1.49% and 1.74%, respectively. Net expense ratios do not include dividend expense on short sales of 0.12% and interest & borrowing costs on leverage line of credit of 0.05%. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2015. As of December 2014, the Advisor has agreed to extend the waiver and/or expense limitation agreement through 4/30/2016. The total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the expense ratio. As of December 31, 2014 the Morningstar Multialternative category average expenses were 3.00% gross and 2.02% net.

[v]	As of the prospectus dated April 30, 2014 the gross expense ratios for the Institutional class and Investor class were 1.30% and 1.55%, respectively. As of January 1, 2015, net expense ratios were capped at 0.99% for the Institutional class and 1.24% for the Investor class. The Advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through April 30, 2015. As of December 2014, the Advisor has agreed to extend the waiver and/or expense limitation agreement through 4/30/2016. As of December 31, 2014 the Morningstar Foreign Large Blend category average expenses were 2.70% gross and 1.32% net.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

© 2015 Morningstar inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Fund Summary	7

Litman Gregory Masters Equity Fund Review

MSEFX – Annual 2014

Litman Gregory Masters Equity Fund rose 11.07% in 2014. Though this was a strong absolute return, it lagged its benchmark, the Russell 3000 Index, which was up 12.56%. Over the trailing five years, the fund is up a strong 14.30%, annualized; however, this return also lags the index return of 15.63%. The fund’s returns compare favorably to its benchmark over 15 years and since its inception, though it lags the benchmark over 10 years largely due to its struggles in the 2005 through 2008 period. To address the issues we believed were behind the poor performance in this period, in 2008 we made significant changes to the fund, adding three new managers and terminating two. Since the end of 2008 the fund has out-returned its benchmark by 1.17 percentage points per year. We also compare the fund to the Morningstar Large Blend category average, which we view as the appropriate peer group. The Equity Fund has significantly outperformed this benchmark over its life (1.61 percentage points per year), and it has also outperformed over one, three, and five years.

Litman Gregory Masters Equity Fund
Performance as of 12/31/2014

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Institutional Class (12/31/96)	11.07%	19.53%	14.30%	6.05%	5.37%	8.17%
Russell 3000 Index	12.56%	20.51%	15.63%	7.94%	4.82%	8.02%
Custom Equity Index	9.76%	19.49%	14.69%	7.70%	5.13%	7.93%
Morningstar Large Blend Category	10.72%	18.64%	13.45%	6.71%	3.46%	6.56%
Investor Class (4/30/2009)	10.75%	19.34%	14.11%	n/a	n/a	17.78%
Russell 3000 Index	12.56%	20.51%	15.63%	n/a	n/a	19.09%
Custom Equity Index	9.76%	19.49%	14.69%	n/a	n/a	18.33%
Morningstar Large Blend Category	10.72%	18.64%	13.45%	n/a	n/a	16.95%

*Although Morningstar categorizes the Equity Fund as Large Growth, we believe it is better categorized as Large Blend.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Institutional Class were 1.30% and 1.20%, respectively; and for the Investor Class were 1.55% and 1.45%, respectively. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. In December 2014, the Advisor agreed to extend the waivers and/or expense limitations agreement through April 30, 2016. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Equity Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Performance of Managers

In 2014, three of the six sub-advisors who were on the fund for the full year beat their respective benchmarks, while the other three lagged. (The seventh manager was added in February.) The range of returns across the six sub-advisors was 7.95% to 16.92%. Given each sub-advisor’s mandate to pick five to 15 of their highest-conviction names, we expect significant deviations away from the benchmark’s performance. Underperformance has happened over shorter to intermediate time periods more often than over long time periods. This is why when evaluating our managers’ performance, we focus on periods five years and longer. There are five managers with a track record of five years or longer with the fund (this includes Harris Associates’ Bill Nygren who ran money for us on a sister fund, Litman Gregory Masters Value Fund, using the same strategy as he does now on the Equity Fund). As of December 31, 2014, all five had beaten their benchmarks since their respective inception dates on the fund.

Key Performance Drivers

Below we discuss some key drivers of both absolute and relative performance during 2014. As always, the fund’s sector allocations are a byproduct of the sub-advisors’ stock selection, and in the long run, bottom-up stock picking is the driver of the fund’s performance. However, it can be instructive to see how the residual sector positioning impacted relative performance over a period.

In 2014, the fund’s sector allocations detracted from relative performance. Health care was the best-performing sector for the year, so an underweighting there hurt relative performance. However, strong stock selection more than made up for the loss, and the sector overall ended up being the largest contributor to relative performance for the period. The portfolio had a significant overweighting to the technology sector on average (25.3% versus 18.5%), which was a positive. However, stock selection in the sector detracted from relative performance.

We’d be remiss not to talk about energy stocks, considering the wild gyrations in this sector. While the fund had a similar allocation to this sector as the benchmark, the sub-advisors’ stock picking contributed to relative performance, with stocks such as Canadian Natural Resources and Devon Energy more than making up for detractors such as Encana.

The fund’s sub-advisors opportunistically invest in non-U.S. stocks. During the year, the fund had on average just over 14% in foreign stocks (which is higher than the fund’s historical average of about 10%). This cost the fund over one percentage point of relative performance as foreign stocks underperformed domestic ones by a significant margin. One more performance attribution fact worth noting is that in a year in which stocks were up over 13%, any cash held was a performance detractor. Though the Equity Fund held only 6% cash on average during the year, this cost the fund about 80 basis points of performance drag.

8	Litman Gregory Funds Trust

Stock selection was a positive contributor to the fund’s relative performance for the year and helped offset the drag from the fund’s foreign allocation. As noted above, stock selection was very strong in health care. One stock that Clyde McGregor of Harris Associates has owned through its ups and downs is Health Net, a managed-care company, and it typifies his long-term value-oriented investment discipline. Health Net was first purchased in the fund in January 2012 at an average cost of roughly $37. Soon thereafter it reported disappointing earnings, as the company underwrote poorly and failed to properly process claims that complied with newer federal guidelines. Health Net’s stock fell sharply as a result. At the time McGregor believed the company had moved beyond these issues or that they were fixable by company management. Moreover, taking a long-term view, he believed the company had a strong position in the California market and was exceptionally cheap in relation to its long-term earnings power. As a result, he added to the stock aggressively, bringing the fund’s average cost down to just over $22. Since the fall of 2012, the stock has been on a consistent upward trend. It performed strongly in 2014 as the company hit most of its milestones and posted strong earnings, trading at over $53 at year-end.

Looking forward, McGregor expects Health Net to continue to grow the Medicaid business and take share in the individual market given its strong position on public and private exchanges. The stock trades at an attractive discount to McGregor’s estimate of intrinsic value and remained a holding at year-end.

The top contributor to the fund’s absolute performance in 2014 was Bank of New York Mellon. A long-term holding for the fund, it’s held by both Chris Davis and the FMI team, led by portfolio managers Pat English and Andy Ramer. In 2014 several multiyear initiatives positively impacted the financial performance of Bank of New York Mellon. FMI says declines in asset servicing pricing have moderated, while core operating expenses were better controlled. During the year investors also received greater clarity surrounding the company’s ultimate regulatory capital requirements and the implications for future returns on capital. The advance in Bank of New York Mellon’s stock during 2014 closed some of the gap to FMI’s estimated fair value of the business. However, FMI believes significant opportunity remains across each of the company’s businesses with regard to both underlying profitability and organic growth.

Among the underperformers for the year was Encana, a Canadian-based oil & gas exploration & production company that produces mostly natural gas. A relatively small position in this stock was purchased by Chris Davis in September. The stock did not escape the massive declines many energy names saw in the fourth quarter. Davis believes production of natural gas liquids is likely to become more significant over time. Since taking the helm in June 2013, Encana CEO Doug Suttles has radically altered the company’s direction by divesting substantial low-value, low-return assets and focusing on a slimmed down portfolio of high-value, high-return opportunities, including purchasing prime properties in the Eagle Ford shale formation, which Davis thinks should provide the opportunity for significant production growth over the coming years.

Looking at foreign holdings, Pirelli, an Italian tire company owned by the FMI team, was among the top-10 detractors. In 2014, Pirelli’s stock was weighed down by a challenging market environment in South America (36% of sales in 2013) and Russia (4%). In addition, foreign exchange effects weighed on reported figures (predominantly translational in nature), with revenue falling by 1.3% after a negative 7.8% currency impact. At the group level though, FMI notes operating performance has been strong through the first nine months of 2014, with organic revenue growth of 6.5% and EBIT (earnings before interest and taxes) growth of 8.9%, and this is despite a difficult macro backdrop. FMI’s longer-term thesis on Pirelli remains unchanged. They believe Pirelli’s focus on premium tires (faster growth, higher margin, more difficult to penetrate) will enhance the quality of the business beyond that of most peers, while its current valuation implies a business that is equivalent to a subpar auto supplier. Premium tire technologies (advanced engineering, performance requirements, formulation and tread, industry know-how, etc.) and long-standing working relationships with luxury auto manufacturers help to create barriers to entry and should allow Pirelli to generate a return on invested capital in excess of its cost of capital. FMI believes Pirelli’s brand also has significant value, as its high exposure to the replacement market (76% of sales) creates a source of recurring revenue and reduces cyclicality. Pirelli’s valuation is attractive to FMI on both an absolute and relative basis, with the stock trading at an enterprise value to EBIT of 7.5x and price-to-earnings ratio of 10.6x, based on 2015 estimates.

Dispersion and Longer-Term Performance

We’ve written in the past about dispersion, which measures the degree of variation between the performance of individual stocks within a group of stocks or index. When dispersion is high there is a lot of performance variation and this provides stock pickers with more opportunity to add value relative to the index. When it is low there is less performance variation and it is harder to beat an index. We have data which tracks monthly dispersion for the S&P 500 going back to the early 1970s. As mentioned in our Shareholder Letter, average dispersion over the last five years is the lowest on record (over this time period), and so it has also been a particularly challenging period for domestic large-cap active managers.

Though we have now experienced a lengthy period of low dispersion, it doesn’t seem likely to us that it will last indefinitely. Ultimately individual stock prices are driven by the fundamentals of the underlying business. Fundamentals and stock prices can disconnect at times when prices are influenced by other factors such as collective investor fear (2008) or greed (1999), or an emphasis on macro factors (recent years). However, eventually prices get pulled back towards fundamentals since the ultimate value of an investment is the cash flow stream that it provides to its owners. This is a lesson investors have had to re-learn many times over the years.

Fund Summary	9

Litman Gregory Masters Equity Fund Contribution by Holding For the Year Ended December 31, 2014 Top Contributors
Company Name	Period End Weight	Contribution to Return	Economic Sector
Bank of New York Mellon Corp	3.95%	0.83%	Financials
Facebook Inc Class A	1.42%	0.69%	Information Technology
Berkshire Hathaway Inc Class A	2.56%	0.65%	Financials
Health Net Inc	0.95%	0.61%	Health Care
Regeneron Pharmaceuticals Inc	1.10%	0.53%	Health Care
Visa Inc Class A	2.83%	0.51%	Information Technology
Oracle Corporation	2.64%	0.49%	Information Technology
HSN Inc	1.56%	0.46%	Consumer Discretionary
TE Connectivity Ltd	1.35%	0.46%	Information Technology
Myriad Genetics Inc	0.39%	0.42%	Health Care

Bottom Contributors
Company Name	Period End Weight	Contribution to Return	Economic Sector
Amazon.com Inc	1.55%	-0.35%	Consumer Discretionary
Encana Corp	0.20%	-0.35%	Energy
Apache Corporation	0.92%	-0.27%	Energy
Pirelli & C	1.07%	-0.26%	Consumer Discretionary
Frank’s International NV	0.54%	-0.24%	Energy
ARM Holdings PLC ADR	1.05%	-0.21%	Information Technology
General Motors Co	1.37%	-0.20%	Consumer Discretionary
Southwestern Energy Co	0.15%	-0.18%	Energy
Weight Watchers International Inc	0.05%	-0.16%	Consumer Discretionary
Chesapeake Energy Corp	0.03%	-0.15%	Energy

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

The Litman Gregory Masters Equity Fund portfolio continues to be built bottom-up without a benchmark focus. So it is not surprising the fund’s portfolio is quite different than its benchmark, and this is reflected in its high active share of 83%.

Noteworthy portfolio facts include:

•	The fund’s sector exposure hardly changed during the year. The fund remains overweighted to technology stocks (27.9% versus 18.5% for the benchmark) and underweighted to consumer staples (2% versus 8.4%). It’s notable that all seven managers hold at least one technology stock. Even value-oriented managers such as McGregor are finding attractive values in this sector (his sleeve of the portfolio has over 40% in the broad technology sector). The technology sector has come down from its high-flying days of the late 1990s, and that certainly is part of the reason why some of our value managers are finding good values in this sector. In addition, some businesses, like Oracle, have matured and do not possess the high revenue or earnings growth characteristics that some growth managers seek, hence they don’t trade as dearly as they did in the past.

•	The fund’s market-cap breakdown has not changed significantly either. Large-cap stocks (greater than $27 billion market cap) make up 46.2% of the portfolio, mid-cap stocks ($4 billion to $27 billion) make up 21.3%, and small-cap stocks (less than $4 billion) make up 11%. Historically, the fund has averaged nearly 40% in small and mid-caps, which speaks to the market-cap flexibility the fund’s low asset base and broad mandate provide our sub-advisors.

•	The fund’s allocation to non-U.S. stocks was up slightly from 16.1% to 16.7%. At year-end, the fund had nearly 5% of its assets in cash.

10	Litman Gregory Funds Trust

By Sector

	Sector Allocation
	Fund as of 12/31/14	Fund as of 12/31/13	Russell 3000 as of 12/31/14
Consumer Discretionary	16.1%	14.8%	12.7%
Consumer Staples	2.0%	2.6%	8.4%
Energy	8.6%	7.0%	9.1%
Financials	21.2%	21.8%	17.5%
Health Care & Pharmaceuticals	7.9%	8.6%	13.3%
Industrials	5.7%	7.9%	11.5%
Materials	3.9%	2.9%	3.8%
Technology	27.9%	28.1%	18.5%
Telecom	0.0%	0.0%	2.1%
Utilities	1.9%	1.0%	3.1%
Cash Equivalents & Other	4.8%	5.2%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $884 million

Small-Cap $884 million - $4.05 billion

Small/Mid-Cap 4.05 billion - $9.41 billion

Mid-Cap $9.41 billion - $27.1 billion

Large-Cap > $27.1 billion

Totals may not add up to 100% due to rounding

Closing Thoughts

While the Equity Fund has beaten the Morningstar Blend category over three and five years, it has trailed its Russell 3000 benchmark on average over the past few years and has not met our high expectations over the past 10 years. We discussed above some of the broad macro reasons, such as the underperformance of non-U.S. stocks, dispersion, etc.

However, we are not trying to place blame on macro or market-related factors alone. We have made mistakes, one being not acting more quickly to remove a manager who ended up being responsible for a good portion of the fund’s underperformance between 2005 and 2008. We have learned from our mistakes, intensified our ongoing due diligence and monitoring of our sub-advisors, and taken what we believe are corrective actions, terminating a few managers and hiring new ones. Recently, for example, we were excited to add Scott Moore of Nuance Investments, whose skill and small asset base will, we believe, benefit the fund over the long run.

Fund Summary	11

We believe Litman Gregory Masters Equity Fund comprises an eclectic mix of highly skilled and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. Looking forward, we are optimistic that the fund will be able to replicate the success it achieved in the first decade after its launch.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the funds.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

12	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Andrew Ramer	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
Frank Sands, Jr. A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 2000 Index

Fund Summary	13

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
COMMON STOCKS: 95.2%

Consumer Discretionary: 16.1%
12,000	Amazon.com, Inc.*	$3,724,200
40,960	Carnival Corp.	1,856,717
186,970	Chico’s FAS, Inc.	3,030,784
54,742	Comcast Corp. - Class A	3,151,223
149,300	General Motors Co.	5,212,063
176,369	Global Eagle Entertainment, Inc.*	2,400,382
108,800	HSN, Inc.	8,268,800
437,636	Interpublic Group of Cos., Inc. (The)	9,089,700
58,500	Lear Corp.	5,737,680
133,000	Liberty Interactive Corp. - Class A*	3,912,860
28,700	Naspers Ltd. - Class N	3,766,066
328,500	Pirelli & C. SpA	4,456,175
3,500	Priceline Group, Inc. (The)*	3,990,735
67,463	Shutterfly, Inc.*	2,812,870
81,728	Twenty-First Century Fox, Inc. - Class B	3,014,946
88,184	Urban Outfitters, Inc.*	3,097,904

		67,523,105

Consumer Staples: 2.0%
17,620	Costco Wholesale Corp.	2,497,635
42,500	Henkel AG & Co. KGaA	4,136,969
45,978	Sysco Corp.	1,824,867

		8,459,471

Energy: 8.6%
58,000	Apache Corp.	3,634,860
46,936	Baker Hughes, Inc.	2,631,701
63,000	Devon Energy Corp.	3,856,230
174,400	Encana Corp.	2,418,928
310,841	Frank’s International N.V.	5,169,286
38,086	Imperial Oil Ltd.	1,638,841
55,400	National Oilwell Varco, Inc.	3,630,362
76,812	Newfield Exploration Co.*	2,083,141
39,514	Noble Energy, Inc.	1,874,149
88,171	Schlumberger Ltd.	7,530,685
58,013	Southwestern Energy Co.*	1,583,175

		36,051,358

Financials: 21.2%
139,240	American Express Co.	12,954,889
74,000	American International Group, Inc.	4,144,740
264,000	Bank of America Corp.	4,722,960
355,200	Bank of New York Mellon Corp. (The)	14,410,464
56	Berkshire Hathaway, Inc. - Class A*	12,656,000
35,000	Berkshire Hathaway, Inc. - Class B*	5,255,250
77,679	Blackstone Group L.P. (The)	2,627,880
52,718	BOK Financial Corp.	3,165,189
44,000	Capital One Financial Corp.	3,632,200
11,000	Fairfax Financial Holdings Ltd.	5,764,000
69,000	JPMorgan Chase & Co.	4,318,020
53,080	Loews Corp.	2,230,422
8,270	Markel Corp.*	5,647,087
73,825	PacWest Bancorp	3,356,084
39,660	ProAssurance Corp.	1,790,649
43,580	Wells Fargo & Co.	2,389,056

		89,064,890

Shares		Value
Health Care: 7.9%
20,100	Alexion Pharmaceuticals, Inc.*	$3,719,103
27,600	athenahealth, Inc.*	4,021,320
98,900	Health Net, Inc.*	5,294,117
51,500	Medtronic, Inc.	3,718,300
131,492	Patterson Cos., Inc.	6,324,765
14,300	Regeneron Pharmaceuticals, Inc.*	5,866,575
40,900	UnitedHealth Group, Inc.	4,134,581

		33,078,761

Industrials: 5.7%
20,500	3M Co.	3,368,560
56,000	Adecco S.A.	3,880,240
58,925	American Science & Engineering, Inc.	3,058,207
77,200	Atlas Air Worldwide Holdings, Inc.*	3,805,960
19,500	FedEx Corp.	3,386,370
41,000	Honeywell International, Inc.	4,096,720
63,914	Xylem, Inc.	2,433,206

		24,029,263

Information Technology: 27.9%
62,000	Accenture Plc - Class A	5,537,220
36,815	Akamai Technologies, Inc.*	2,317,872
42,000	Alibaba Group Holding Ltd. ADR*	4,365,480
93,600	ARM Holdings Plc - ADR	4,333,680
77,500	Arrow Electronics, Inc.*	4,486,475
25,600	Baidu, Inc. - ADR*	5,836,032
75,700	Facebook, Inc. - Class A*	5,906,114
19,050	Google, Inc. - Class A*	10,109,073
11,250	Google, Inc. - Class C*	5,922,000
100,303	HomeAway, Inc.*	2,987,023
104,000	Intel Corp.	3,774,160
193,000	Itron, Inc.*	8,161,970
48,000	MasterCard, Inc. - Class A	4,135,680
39,340	MKS Instruments, Inc.	1,439,844
252,000	Oracle Corp.	11,332,440
258,769	Polycom, Inc.*	3,493,382
89,500	salesforce.com, Inc.*	5,308,245
172,000	TE Connectivity Ltd.	10,879,000
76,138	Teradata Corp.*	3,325,708
51,250	Visa, Inc. - Class A	13,437,750

		117,089,148

Materials: 3.9%
110,431	Goldcorp, Inc.	2,045,182
59,832	HB Fuller Co.	2,664,319
32,700	Monsanto Co.	3,906,669
162,000	Potash Corp. of Saskatchewan, Inc.	5,721,840
28,334	Royal Gold, Inc.	1,776,542

		16,114,552

Utilities: 1.9%
190,000	Calpine Corp.*	4,204,700
52,613	National Fuel Gas Co.	3,658,182

		7,862,882

TOTAL COMMON STOCKS (Cost $290,186,623)		399,273,430

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount		Value
SHORT-TERM INVESTMENTS: 4.8%

REPURCHASE AGREEMENTS: 4.8%
$20,197,000	FICC, 0.000%, 12/31/14, due 01/02/2015 [collateral: par value $20,065,000, U.S. Treasury Note, 2.375%, due 08/15/2024; value $20,618,093] (proceeds $20,197,000)	$20,197,000

TOTAL SHORT-TERM INVESTMENTS (Cost $20,197,000)		20,197,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $310,383,623): 100.0%		419,470,430

Other Assets in Excess of Liabilities: 0.0%		208,820

Net Assets: 100.0%		$419,679,250

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

Litman Gregory Masters International Fund Review

MSILX Fund Review:

International stocks materially lagged their U.S. counterparts in 2014 for the second consecutive year, with the latter rising 12.56% as measured by the Russell 3000 Index, while international markets, as represented by MSCI AC World ex US Index fell 3.43% in USD terms. In local-currency terms this index was up 6.52%, highlighting the strong performance of the U.S. dollar vs. foreign currencies. (MSCI AC World ex US Index includes both developed and emerging markets.)

Litman Gregory Masters International Fund
Performance as of 12/31/2014

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Fifteen- Year	Since Inception
Institutional Class (12/1/1997)	-2.72%	12.33%	6.59%	6.74%	4.85%	8.34%
Russell Global (ex-U.S.) Large Cap Index	-3.06%	10.00%	5.35%	5.89%	3.84%	6.04%
MSCI EAFE Index	-4.50%	11.56%	5.80%	4.91%	2.97%	5.25%
MSCI ACWI ex US Index	-3.43%	9.50%	4.89%	5.60%	3.71%	5.79%
S&P Global (ex-U.S.) LargeMid Cap Index	-3.03%	9.61%	4.99%	5.81%	3.78%	6.00%
Morningstar Foreign Large Blend Category	-5.15%	10.22%	4.91%	4.16%	1.70%	4.23%
Investor Class (4/30/2009)	-2.98%	12.02%	6.30%	n/a	n/a	10.98%
Russell Global (ex-U.S.) Large Cap Index	-3.06%	10.00%	5.35%	n/a	n/a	11.21%
MSCI EAFE Index	-4.50%	11.56%	5.80%	n/a	n/a	10.98%
MSCI ACWI ex US Index	-3.43%	9.50%	4.89%	n/a	n/a	10.66%
S&P Global (ex-U.S.) LargeMid Cap Index	-3.03%	9.61%	4.99%	n/a	n/a	10.80%
Morningstar Foreign Large Blend Category	-5.15%	10.22%	4.91%	n/a	n/a	10.14%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Institutional Class were 1.30% and 1.07%, respectively; and for the Investor Class were 1.55% and 1.32%, respectively. There are contractual fee waivers in effect through 4/30/2015. Through 4/30/2015, Litman Gregory has voluntarily agreed to waive a portion of its management fee to pass through any cost benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations. In the absence of such waivers, total return would be reduced. All performance discussions in this report refer to the performance of the Institutional share class. In December 2014, the Advisor agreed to extend the waivers and/or expense limitations agreement through April 30, 2016. Effective January 1, 2015, the Advisor has agreed to cap the expense ratio of the Institutional and Investor classes at 0.99% and 1.24% of the average net assets of each class, respectively. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters International Fund. All performance discussions in this report refer to the performance of the Institutional share class.

For the year, Litman Gregory Masters International Fund beat its primary benchmark, the Russell Global (ex-U.S.) Large Cap Index. The fund was down 2.72% versus the benchmark’s loss of 3.06%. The fund also beat MSCI EAFE, which was down 4.50%. This performance placed the fund in the top quintile of its foreign-blend peers, according to Morningstar.

Longer term, the fund has also performed well relative to its benchmark and peers. As of December 31 2014, Morningstar, Inc. ranked the fund in the top 19th, 17th, 13th, 14th and 17th percentiles among 750, 650, 583, 313, and 179 of its Foreign Large Blend peers over the trailing one-, three-, five-, 10- and 15-year periods, respectively, based on total return, and outperformed both the Russell Global (ex-US) Large Cap and MSCI EAFE indexes over the same periods. In the 17 years since its inception, the fund has materially outperformed its benchmarks and its peer group. The fund’s 8.34% return bested the Russell Global (ex-U.S.) Large Cap Index, MSCI AC World ex US Index, and the Morningstar Foreign Large Blend Category, which were up 6.04%, 5.25%, and 4.23%, respectively, over the same period.

It is also worth noting that Litman Gregory Masters International is a very high active share fund (90.5%), meaning that the portfolio holdings overall and their respective weightings are quite different from those held in the benchmark’s portfolio. Because of this differentiation, the fund’s performance has the potential to deviate from its benchmark’s by a wider margin than if the fund were less active. We believe this is a good thing in that it allows for greater potential to outperform over the long run—it is harder to beat a benchmark if a portfolio is invested in the same stocks (our belief is supported by academic research and common sense). But high active share can also lead to underperformance. The fund has experienced occasional periods of underperformance that have lasted anywhere from a few months to over a year. When this has happened the periods have been followed by strong runs of outperformance. We accept these performance patterns as a necessary reality as we pursue index-beating long-term performance.

Performance of Managers

In 2014 four of the fund’s five sub-advisors lagged their respective indexes. However, the aggregate underperformance of the four was more than offset by the outperformance of the top performing sub-advisor. The range of returns across the five sub-advisors was negative 14.06% to positive 33.80%, demonstrating the benefits of having diversification across sub-advisors with different investment approaches and styles. In a year when most of our managers struggled, as did most active managers given the Russell Global (ex-U.S.) Large Cap index beat nearly 80% of all Morningstar Foreign Large Blend funds, the performance of the fund’s fifth manager stands out even more.

It’s important to remember that each sub-advisor in the fund is running a highly concentrated portfolio of eight to 15 stocks. As a result, in the short-term material over- and underperformance by an individual sub-advisor or portfolio sleeve is not unusual, and we expect this to happen more often in a less concentrated

16	Litman Gregory Funds Trust

portfolio. But given the quality of our stock pickers and their focus on their highest-conviction ideas, we think that very strong individual performance periods are more likely to occur than very weak performance periods. The fund’s long-term record is supportive of this expectation.

Specific to 2014, the outperforming manager held six stocks that were among the top-10 contributors to the fund’s absolute performance for the year—a high number. Of these six, two were purchased in the first quarter of 2014, while the rest were long-term holdings, one dating back to December 2011 (one of the six stocks is no longer in the portfolio). This manager continues to execute its relatively low-turnover, value-conscious approach to investing. The strong performance is indicative of the reality that managers can’t know how quickly they could be rewarded by their stocks. In this case both long-term and recently acquired holdings did well in the same calendar year. Also notable was the fact that this manager did not have any material detractors to performance.

While we can’t know when, or if, managers will be rewarded for their holdings, we believe that if Litman Gregory, based on our very thorough due diligence, hires highly skilled stock pickers to run a portfolio of their highest-conviction stocks, the odds are good that they will deliver strong relative performance over longer time periods. This has been our experience. In that regard, we evaluate sub-advisors’ performance over five-year or longer increments. Of the five sub-advisors currently on the fund, only three have track records longer than five years, and they all have beaten their benchmarks since their respective inception dates. The remaining two managers were added to the fund in January 2013: one is outperforming its benchmark while the other is lagging. And historically, all the other sub-advisors who are no longer on the fund also outperformed their benchmarks while they were part of Masters. (Over the fund’s 17-year history, we have taken several managers off of the fund for various reasons.) We remain highly confident in all the managers we have in the fund.

Key Performance Drivers

Below we discuss some key drivers of absolute and relative 2014 performance. We have often stated how sector, region, and country allocations are always a byproduct of the sub-advisors’ stock selection. Sometimes, in the short term, sector exposure may help explain performance to a greater degree than it has in the past. Such was the case in 2014. Sector allocation and stock selection contributed equally to relative performance. This does not mean the fund’s managers have suddenly become top-down thinkers and are making sector and country calls. It is bottom-up stock picking that ultimately drives the long-term performance of this fund, and even over shorter time periods where sector or country weightings could have a big impact, there is usually more to the story.

For example, in 2014, the fund was overweighted to the eurozone area relative to the benchmark. This overweighting could have detracted from performance as the region’s stocks, as represented in the index, underperformed the broad international index. But Litman Gregory Masters International

Fund’s eurozone portfolio overall generated a solid positive return, meaning stock selection in that part of the world contributed significantly to the fund’s relative performance during the year.

The fund also entered 2014 significantly overweighted to the consumer discretionary sector (28.4% versus 10.8 for the benchmark) because our managers were finding attractive stocks there. Given poor global growth, this was not a high-performing sector in 2014 and the overweighting did not help the fund’s performance for the majority of the year. However, considering the difficult environment, the sector didn’t do very badly relatively speaking, which suggests to us that investors may have already priced in a poor-growth environment in international markets. Be that as it may, in the fourth quarter, the consumer discretionary sector was the best-performing sector, and on top of that, our managers’ stock picking added a lot of value. For the full year, stock selection in this sector alone explained nearly 300 basis points (three percentage points) of relative performance. We discuss below a few of the notable outperformers.

We think part of the reason why sector and country allocation mattered in 2014 was due to macro factors such as the extreme and divergent monetary policies central banks are adopting. For example, one macro-oriented development few people forecasted was the steep decline in oil prices in the second half of 2014. Portfolios, including ours, that were significantly underweighted to energy going into the year, benefited. But none of Litman Gregory’s managers underweighted energy based on an expected collapse in the price of oil. Rather, energy was underweighted because many energy stocks did not make the cut into the sub-advisors’ high conviction portfolios.

Numericable Group, a French cable company acquired by Thornburg after the company’s initial public offering (IPO) in late 2013, rose over 60% in the first half of the year. Then it had a rights offering in which the fund participated at an attractive discount to the prevailing price. For the full year, the stock was reported being up nearly 150%, and as such it was the top contributor to the fund’s performance in 2014, and was the largest individual stock weighting as of the end of the year. Thornburg’s Vinson Walden believes that Numericable, one of the largest providers of high-speed Internet, pay TV, and voice telephony services in France, is in a growing, relatively underpenetrated market (penetration of high-speed Internet in France is half or below the levels of other European countries, such as Germany and the Netherlands). The threat from new entrants is low given the cost and complexity of a large network needed to effectively compete. Moreover, with its acquisition of SFR, a large wireless operator in France, Numericable can now offer mobile services as well, enhancing its value proposition to its customers. The SFR acquisition also offers opportunities for synergy resulting in improvements in SFR’s margins. As his base case scenario, Walden is assuming the company will achieve 40% EBITDA margins in a few years and trade at over 7x EV/EBITDA, in line with peers such as Iliad SA in France and TDC in Denmark. This suggests about another 30% upside from present levels. In terms of risks to this view, the cost synergies

Fund Summary	17

from the SFR acquisition may take longer than expected or the smaller players in the French cable industry could start a price war in order to gain market share. (Note: EBITDA is “earnings before interest, taxes, depreciation, and amortization” and is a commonly used metric for cash flow before capital expenses. EV refers to enterprise value, a metric for business value that incorporates all equity and debt value and backs out cash holdings.)

Another consumer discretionary sector stock that did well in 2014 was Don Quijote Holdings. A discount retailer located at busy, strategic locations in Japan, its discount strategy paid off as consumers flocked to its stores after the April tax hike in Japan. Also, a weak yen made Japan an attractive tourist destination for many Chinese, who perceive Don Quijote as a store that has luxury goods at reasonable prices. These two factors in part resulted in higher sales volume and a rising stock price during the year.

As noted earlier, the fund’s significant underweighting to the energy sector (the fund’s average weighting during the period was 1.5% versus 9.2% for the benchmark) was a contributor to the fund’s relative performance. However, offsetting that to a large degree was poor stock performance within the sector. Canadian oil services company, Trican Wells Service, which provides solutions for multistage fracturing completions, was the largest detractor from absolute performance, down nearly 60% during the year. Most of the decline came in the fourth quarter:Trican was in fact among the top 10 contributors to performance in the first half of the year. Wellington’s Jean-Marc Berteaux believes that longer term the company is well positioned to benefit from continued robust demand for energy, including new growth areas such as LNG (liquefied natural gas) exports. In addition, Trican is strategically positioned to provide services in relatively low-cost oil and gas basins in Canada, which means that it can remain profitable in a low gas-price environment. Moreover, the company has embarked on cutting costs and realizing operating efficiencies that should lend support to earnings. Trican’s margins are well below its peers (4% versus 15%), so Berteaux believes there is significant scope for improvement that is not priced in. One benefit of the lower gas price is that it stimulates demand. For example, there is now greater incentive for power companies to switch from higher-cost and less-environment friendly coal to gas for electricity generation. Berteaux notes that, traditionally, supply gluts have been reabsorbed fairly quickly as demand grows, leading to more normalized pricing. He continues to hold the stock.

The fund’s financial picks fared poorly in 2014. Both macro and regulatory headwinds plagued this sector. Piraeus Bank, the fund’s sole Greek holding, was down over 50% during the year. According to Mark Little of Lazard, who owns this stock, Greece has already undergone a massive and very painful macro and micro readjustment process. As a result, minimum wages were cut substantially (in many cases by 20%–30%). He says the fall in unit labor costs has made Greece more competitive, as is evident from a pickup in its exports. At the same time, the government has cut spending to get its fiscal house in order. Another important piece of the thesis is a consolidated Greek banking system. Little says that prior to the debt crisis there were twice as many banks competing aggressively in Greece. During the crisis Piraeus was able to acquire troubled banks and went from being a challenger bank to being the biggest bank in Greece with 30% market share. Importantly, the operational trends at Piraeus, in terms of margins and new nonperforming loans, have exceeded Little’s expectations. However, the stock fell as the political situation deteriorated sharply and bond yields rose. The stock remained in the portfolio at the end of the year. While Little remains optimistic about its long-term potential, he is concerned about significant short-term risks stemming from the new political regime in Greece. As a result, he has not added to the position in the last quarter (as of December 31, it was a 0.85% weighting in the fund).

Credit Suisse suffered through regulatory headwinds during the period. A commission established to review Switzerland’s financial market strategy announced that Credit Suisse may face more stringent leverage ratio requirements as it is a “systemically important bank,” but stopped short of recommending any specific ratio level (leverage ratio requirements have to do with the amount of capital the bank is required to hold). David Herro of Harris Associates believes that Credit Suisse should be able to adjust to new capital requirements given its already sound capital position and the strong earnings power of its private banking unit. Credit Suisse is trading at a significant discount to Herro’s estimate of its true worth, and it remained a holding as of year-end.

18	Litman Gregory Funds Trust

Litman Gregory Masters International Fund Contribution by Holding

For the Year Ended December 31, 2014

Top Contributors
Company Name	Fund Period End Wt	Contribution to Return	Country	Economic Sector
Numericable-SFR SA	2.18%	3.15%	France	Consumer Discretionary
Baidu Inc ADR	2.15%	0.81%	China	Information Technology
Valeant Pharmaceuticals International Inc	2.29%	0.63%	Canada	Health Care
Don Quijote Holdings Co.,Ltd	2.25%	0.54%	Japan	Consumer Discretionary
Canadian Pacific Railway Ltd	0.92%	0.49%	Canada	Industrials
Liberty Global PLC Class C	2.31%	0.43%	United States	Consumer Discretionary
Associated British Foods PLC	1.38%	0.42%	United Kingdom	Consumer Discretionary
BRF SA	0.43%	0.40%	Brazil	Consumer Staples
Actavis PLC	1.19%	0.29%	Ireland	Health Care
Noble Group Ltd	0.38%	0.27%	Singapore	Industrials

Bottom Contributors
Company Name	Fund Period End Wt	Contribution to Return	Country	Economic Sector
Trican Well Service Ltd	1.32%	-0.99%	Canada	Energy
Piraeus Bank SA	0.74%	-0.79%	Greece	Financials
Copa Holdings SA Class A	1.50%	-0.54%	Panama	Industrials
CNH Industrial NV	1.63%	-0.49%	Netherlands	Industrials
Tom Tailor Holding AG	1.01%	-0.46%	Germany	Consumer Discretionary
Renault SA	1.17%	-0.44%	France	Consumer Discretionary
BG Group PLC	0.95%	-0.44%	United Kingdom	Energy
Credit Suisse Group	2.28%	-0.42%	Switzerland	Financials
BNP Paribas	1.56%	-0.37%	France	Financials
Taiheiyo Cement Corp	1.44%	-0.37%	Japan	Materials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

Please see below for sector, regional, and market-cap allocations as of year-end.

Noteworthy portfolio facts include:

•	The fund’s sector allocation, driven by each sub-advisor’s bottom-up stock selection, changed in 2014. The fund’s allocation to the consumer discretionary sector increased, while allocations to financial and telecom sectors declined. The largest differences relative to the benchmark are the fund’s nearly 18 percentage point overweight to the consumer discretionary sector (28.4% versus 10.8%) and the fund’s 12 percentage point underweight to the financial sector (14.7% versus 26.5%).

•	There were slight changes to the fund’s regional allocations during 2014. Exposure to North America (mostly Canada) declined slightly, while the allocation to Europe increased by over four percentage points. At year-end, the fund’s largest overweighting relative to its benchmark was to Europe (64.5% versus 50.6%) and the largest underweighting was Asia ex Japan (8.8% versus 16.9%). Exposure to emerging markets did not change materially, ending the year at around 12%.

•	For the first three quarters of the year approximately 5% of the fund’s foreign exposure was hedged back to the dollar, growing to slightly more than 10% by year-end. Looking at major currency exposures, the fund’s sub-advisors had hedged 18%, 9%, and 17% of the fund’s exposure to the euro, the pound sterling, and the Swiss Franc, respectively. This hedging had a net positive impact on the fund’s performance.

•	The fund’s market-cap allocation changed slightly during the year. Small-cap exposure (defined as market caps of $3.1 billion or less) increased from 8.4% to 12.1%, while large-cap exposure (market caps greater than $15 billion) fell over six percentage points to 54%. Mid-caps (market caps of $3 billion to $15 billion) were around 29%, with the remaining 5.5% in cash.

Fund Summary	19

By Sector

	Sector Allocation
	Fund as of 12/31/14	Fund as of 12/31/13	Russell Global ex-US Large-Cap Index as of 12/31/14
Consumer Discretionary	28.4%	23.6%	10.8%
Consumer Staples	7.6%	5.6%	9.6%
Energy	1.5%	3.4%	9.2%
Finance	14.7%	20.2%	26.5%
Health Care & Pharmaceuticals	11.5%	9.0%	8.2%
Industrials	13.1%	12.1%	11.2%
Materials	7.8%	7.9%	8.2%
Technology	9.9%	10.7%	7.4%
Telecom	0.0%	3.1%	5.1%
Utilities	0.0%	0.0%	3.6%
Cash Equivalents & Other	5.5%	4.4%	0.3%

	100.0%	100.0%	100.0%

By Region

	Regional Allocation
	Fund as of 12/31/14	Fund as of 12/31/13	Russell Global ex-US Large-Cap Index as of 12/31/14
Africa	0.7%	0.4%	1.6%
Australia/New Zealand	3.8%	2.5%	5.3%
Asia (ex Japan)	8.8%	11.6%	16.9%
Japan	8.3%	9.1%	13.2%
Western Europe & UK	64.5%	58.4%	50.6%
Latin America	3.5%	3.7%	3.9%
North America	4.3%	9.8%	7.8%
Middle East	0.6%	0.0%	0.6%
Cash Equivalents & Other	5.5%	4.4%	0.0%

	100.0%	100.0%	100.0%

By Asset Class	By Market Capitalization

Market Capitalization: Developed Markets Small-Cap < $3.08 billion Developed Markets Large and Mid-Cap > $3.08 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $3.08 billion Mid-Cap $3.08 billion - $15 billion Large-Cap > $15 billion

Reduction in Fund Expenses

Effective January 1, 2015, we have reduced Litman Gregory Masters International Fund’s advisory fee so that the fund’s overall expenses are now capped at 0.99% for the institutional share class. The investor share class is capped at 1.24%. The fund has always had competitive expenses, but we have never been under 1%. The average net expenses for the Morningstar Foreign Large Blend peer group are 1.32%. This fee reduction will be additive to shareholder returns going forward.

Sub-Advisor Update

In August, Jim Gendelman left Marsico Capital Management. As a result, we removed the firm as a sub-advisor on Litman Gregory Masters International. Gendelman was the lead portfolio manager on the sleeve Marscio Capital managed for us. With his departure, removing Marsico Capital as a sub-advisor was a straightforward decision for us. We appreciate Gendelman’s commitment to Litman Gregory Masters International and we were very pleased with his performance during his nearly 10-year tenure. With Marsico

20	Litman Gregory Funds Trust

Capital’s removal, the fund’s assets are now equally allocated among the five remaining sub-advisors. The fund continues to be well diversified and balanced with respect to style (one growth manager, one value manager and three blend managers).

Closing Thoughts

The economic problems that have been facing much of the world created a strong headwind for foreign stock markets in 2014. And looking back further, despite some very good years, foreign stocks, based on broad benchmarks such as the Russell Global (ex-US) Large Cap, have struggled for quite some time with good years partly offset by loss years. In fact, over the past eight years, the annualized return of the Russell benchmark was only 2.20%. MSCI EAFE, another widely followed foreign stock index, returned only 1.38%. Over the same time period, the Russell 3000 Index, a benchmark of the broad U.S. market, returned 7.24%. The performance gap between the U.S. and non-U.S. stock markets compounds out to a big difference over eight years. We don’t question that some of that gap was justified. However, based on our own analysis we now view foreign stock markets as generally undervalued relative to the U.S. market, with materially higher potential returns available in Europe and emerging markets over the next five to 10 years. This view is no guarantee that returns will be higher in these markets (and our views do not impact the positioning of this fund’s portfolio). But it is our view that despite real risks, these markets are more attractive long term than the U.S. market at this point.

There are also concerns about the impact of the strong dollar, which was clearly detrimental to shareholders during 2014. However, over the intermediate term a weaker currency will make many foreign-based multinational businesses more competitive and result in higher earnings than would otherwise be the case. The potential earnings impact on stock prices could be a meaningful offset to a depreciating currency.

This fund’s accomplishments in its 17 years are consistent with our expectations when we launched it in late 1997:

•	A Morningstar Foreign Large Blend peer group ranking over one, three, five, 10, and 15 years that is no worse than the 19th percentile (better than at least 81% of its peer funds over each of these time periods).[1] Over the life of the fund it has delivered top quartile performance in 9 out of 17 calendar years.

•	A history of following temporary periods of underperformance with very strong outperformance.

•	Outperforming our benchmark over three, five, 10, and 15 years and since inception.

•	Outperformance by all of the fund’s sub-advisors, current and past, relative to their benchmarks except for one relatively new sub-advisor. Over the fund’s life this includes a total of 12 sub-advisors.

•	The fund’s concentrated portfolios have added incremental return. On average the added value after sub-advisor fees over the life of the fund was 1.1% per year. This is based on our tracking of the mangers’ performance for Litman Gregory Masters Funds, compared to the more diversified funds they run using the same investment approach.

We and our sub-advisors are committed to doing all we can to carry this success forward. Most recently, the expense reduction is one example of that commitment.

Jeremy DeGroot, Portfolio Manager and Litman Gregory CIO

Rajat Jain, Portfolio Manager

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

Morningstar Rankings are based on the MSILX class of shares. Rankings for other share classes will be different.

[1]	As of December 31, 2014, Morningstar, Inc. ranked the fund in the top 19th, 17th, 13th, 14th and 17th percentiles among 750, 650, 583, 313, and 179 of its Foreign Large Blend peers over the trailing one-, three-, five-, 10- and 15-year periods, respectively, based on total return.

© 2015 Morningstar Inc. All rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	21

Litman Gregory Masters International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Bill Fries	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks	MSCI All Countries World Free ex U.S. Index
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Howard Appleby Jean-Francois Ducrest Jim LaTorre	Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend	Russell Global ex US Large Cap Index
Mark Little	Lazard Asset Management, LLC	20%	All sizes	Blend	Russell Global ex US Large Cap Index
Jean-Marc Berteaux	Wellington Management Company, LLP	20%	All sizes	Growth	MSCI All Countries World Growth ex U.S. Index.

22	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
COMMON STOCKS: 94.5%

Australia: 3.8%
883,230	Ansell Ltd.	$16,142,447
11,477,210	Incitec Pivot Ltd.	29,713,216
3,126,362	Treasury Wine Estates Ltd.	12,176,148

		58,031,811

Belgium: 1.7%
222,361	Anheuser-Busch InBev N.V.	25,024,138

Brazil: 1.6%
2,786,500	Estacio Participacoes S.A.	24,659,641

Canada: 4.3%
37,276	Potash Corp. of Saskatchewan, Inc.	1,316,588
2,064,735	Trican Well Service Ltd.	9,913,006
378,083	Valeant Pharmaceuticals International, Inc.*	54,107,458

		65,337,052

China: 3.7%
124,001	Baidu, Inc. - ADR*	28,268,508
53,425,790	Greatview Aseptic Packaging Co. Ltd.	27,505,794

		55,774,302

Denmark: 1.3%
459,275	Novo Nordisk A/S - Class B	19,433,924

Finland: 2.5%
823,940	Sampo Oyj - Class A	38,635,802

France: 15.3%
913,489	AXA S.A.	21,099,299
424,900	BNP Paribas S.A.	24,969,973
220,500	Danone S.A.	14,506,518
280,472	Essilor International S.A.	31,222,492
1,294,953	Numericable Group S.A.*	63,857,128
329,477	Renault S.A.	24,077,714
302,698	Schneider Electric SE	21,995,504
249,990	Valeo S.A.	31,139,350

		232,867,978

Germany: 6.1%
121,500	Allianz SE	20,188,504
255,500	Daimler AG	21,317,401
97,669	Linde AG	18,217,949
271,456	SAP SE	19,194,220
921,094	Tom Tailor Holding AG*	13,243,475

		92,161,549

Greece: 0.9%
11,710,840	Piraeus Bank S.A.*	12,884,237

Ireland: 1.4%
83,731	Actavis Plc*	21,553,197

Japan: 8.3%
2,409,000	Daiwa Securities Group, Inc.	18,747,058
538,700	Don Quijote Holdings Co. Ltd.	36,769,282
135,300	FANUC Corp.	22,313,892
769,400	Honda Motor Co. Ltd.	22,358,053
8,027,475	Taiheiyo Cement Corp.	25,241,964

		125,430,249

Shares		Value
Malaysia: 2.0%
39,892,094	AirAsia Bhd	$30,952,660

Netherlands: 1.8%
3,439,900	CNH Industrial N.V.	27,731,577

Panama: 1.9%
280,037	Copa Holdings S.A. - Class A	29,023,035

Philippines: 0.8%
24,438,400	Alliance Global Group, Inc.	12,197,413

South Africa: 0.7%
1,194,070	Mediclinic International Ltd.	10,340,669

South Korea: 2.3%
826,047	SK Hynix, Inc.*	35,568,988

Spain: 3.3%
639,410	Atresmedia Corp. de Medios de Comunicacion S.A.	8,993,670
1,860,511	Banco Bilbao Vizcaya Argentaria S.A.	17,510,954
1,167,465	Ferrovial S.A.	23,004,292

		49,508,916

Sweden: 2.1%
1,085,662	Electrolux AB - Series B	31,733,398

Switzerland: 7.3%
364,242	Cie Financiere Richemont S.A.	32,281,442
1,403,851	Credit Suisse Group AG	35,212,374
83,500	Kuehne & Nagel International AG	11,356,547
77,638	Roche Holding AG	21,054,687
23,040	Swatch Group AG (The)	10,236,284

		110,141,334

Turkey: 0.6%
1,592,360	Turkiye Halk Bankasi A/S	9,413,319

United Kingdom: 20.8%
2,097,351	ARM Holdings Plc	32,277,914
379,350	Associated British Foods Plc	18,420,892
976,920	BG Group Plc	12,996,410
1,188,330	Burberry Group Plc	30,094,192
2,305,800	Carpetright Plc*	14,381,646
305,854	Delphi Automotive Plc	22,241,703
1,563,429	Diageo Plc	44,816,423
2,287,523	Informa Plc	16,682,692
566,805	Liberty Global Plc - Series C*	27,382,349
11,530,231	Lloyds Banking Group Plc*	13,608,217
2,436,347	Rexam Plc	17,118,872
1,496,334	Rolls-Royce Holdings Plc	20,146,192
722,410	Standard Chartered Plc	10,828,062
2,784,637	Telecity Group Plc	34,875,540

		315,871,104

TOTAL COMMON STOCKS (Cost $1,348,038,390)		1,434,276,293

RIGHTS/WARRANTS: 0.0%

Spain: 0.0%
1,860,511	Banco Bilbao Vizcaya Argentaria S.A.* (Expiration date: 01/13/15)	177,861

TOTAL RIGHTS/WARRANTS (Cost $182,084)		177,861

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	23

Litman Gregory Masters International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value

PREFERRED STOCKS: 0.0%

United Kingdom: 0.0%
	Rolls-Royce Holdings Plc*
134,670,060	0.00%	$209,782

TOTAL PREFERRED STOCKS (Cost $216,402)		209,782

Principal Amount
SHORT-TERM INVESTMENTS: 5.0%

REPURCHASE AGREEMENTS: 5.0%
$75,099,000	FICC, 0.000%, 12/31/14, due 01/02/2015 [collateral: par value $74,565,000, U.S. Treasury Note, 2.375%, due 08/15/2024; value $76,620,389] (proceeds $75,099,000)	$75,099,000

TOTAL SHORT-TERM INVESTMENTS (Cost $75,099,000)		75,099,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $1,423,535,876): 99.5%		1,509,762,936

Other Assets in Excess of Liabilities: 0.5%		8,264,565

Net Assets: 100.0%		$1,518,027,501

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
*	Non-Income Producing Security.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2014

At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2014	Fund Delivering	U.S. $ Value at December 31, 2014	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	1/30/2015	USD	$29,715,659	EUR	$26,785,020	$2,930,639	$—
	1/30/2015	USD	9,189,321	EUR	8,386,720	802,601	—
	1/30/2015	USD	25,656,867	EUR	24,854,893	801,974	—
	1/30/2015	USD	10,361,138	EUR	9,901,916	459,222	—
	1/30/2015	USD	11,034,696	EUR	10,854,029	180,667	—
	4/24/2015	USD	15,828,267	GBP	15,385,548	442,719	—
	4/24/2015	USD	8,209,819	GBP	8,156,340	53,479	—
	6/9/2015	USD	21,413,319	KRW	21,828,219	—	(414,900)
	6/10/2015	USD	783,998	CAD	776,569	7,429	—
	6/17/2015	AUD	112,326	USD	113,396	—	(1,070)
	6/17/2015	AUD	1,365,695	USD	1,421,003	—	(55,308)
	6/17/2015	USD	11,525,431	AUD	10,419,684	1,105,747	—
	9/16/2015	USD	18,674,062	CHF	18,235,946	438,116	—

			$163,870,598		$157,119,283	$7,222,593	$(471,278)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

Litman Gregory Masters Smaller Companies Fund Review

Litman Gregory Masters Smaller Companies Fund lost 4.06% in 2014 and finished the year 8.95 percentage points behind its Russell 2000 Index benchmark, which gained 4.89%. As a result of the recent poor relative performance, the fund now lags the benchmark over the trailing one-, three-, five-, 10-, and since-inception periods.

It is worth highlighting that if investors look back just five months to July 2014, the fund was ahead of its benchmark for the year-to-date period by six percentage points and was outperforming the benchmark by wide margins over the trailing one, three, and five years, and was in line with the benchmark since the fund’s inception. More specifically, from the market’s bottom in March 2009 through July 2014, the fund’s annualized total return was 27.19%, compared to 23.23% for the Russell 2000 benchmark. The abrupt and dramatic performance reversal was driven by the fund’s large overweight to the energy sector, where a remarkable decline in energy prices caused the fund’s energy holdings, on average, to decline 41% in the 12-month period, with most of the decline occurring in the fourth quarter.

The market will inevitably have its ups and downs and the fund, with its extremely high active share, will have periods of underperformance. Our goal at Litman Gregory Masters Funds is to run our funds in a way that instills shareholder confidence via our investment philosophy, execution, and multimanager focused approach, as well as a recognition of the importance of a longer-term outlook.

Performance as of 12/31/2014

	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
Litman Gregory Masters Smaller Companies Fund (6/30/2003)	-4.06%	15.88%	13.83%	6.43%	8.98%
Russell 2000 Index	4.89%	19.21%	15.55%	7.77%	10.41%
Morningstar Small Blend Category	3.83%	18.09%	14.64%	7.21%	9.91%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. Through 4/30/2015, Litman Gregory has contractually agreed to waive a portion of its management fee to pass through any cost benefits resulting from sub-advisor breakpoints or changes in the sub-advisory fee schedules or allocations. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. As of the prospectus dated 4/30/2014, the gross and net expense ratios for the Smaller Companies Fund were 1.54% and 1.44%, respectively. In December 2014, the Advisor agreed to extend the waivers and/or expense limitations agreement through April 30, 2016. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Smaller Companies Fund.

Portfolio Commentary

Performance of managers: In 2014, one of the three managers finished ahead of his benchmark (net of the sub-advisor’s fee). Longer term, the two sub-advisors who have been on the fund since its June 2003 inception—Dick Weiss of Wells Capital and the team at FPA Capital—are well ahead of the their benchmarks since the fund was launched. The third manager, Jeff Bronchick of Cove Street Capital, who was added to the fund seven and a half years ago, has performed in line with his benchmark.

Sector and stock-picking impact: Though all the Litman Gregory Masters Funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the funds’ relative performance. In 2014, the fund’s sector weightings were a drag on the performance of the Smaller Companies Fund, while stock selection had a modest positive impact on relative performance.

The biggest detractor for the year was the energy sector, where a triple-weight exposure (16.3% for the fund versus 5.5% for the Russell 2000 Index) to the worst-performing sector in the benchmark (down 36%) accounted for the majority of the fund’s underperformance. Another large detractor from a sector perspective was a meaningful underweight to health care (2.1% versus 13.6% for the benchmark). In 2014, health care was the second-best performing sector (up 19.5%) in the Russell 2000 Index. A sizeable underweight to financials (10.8% versus 23.4% for the benchmark) also hurt relative performance, as the sector gained 9.3%. Finally, the utilities sector comprised only 3.3% of the benchmark, but the fund had no exposure to this top-performing sector (up 21% for the year).

Leaders and Laggards: The table on the next page lists the largest contributors and detractors from performance in 2014. As of December 31, eight of the top 10 contributors for the year remain in the portfolio, as do nine of the 10 largest detractors.

26	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund Contribution by Holding

For the Year Ended December 31, 2014

Top Contributors
Company Name	Fund Period End Wt	Contribution to Return	Economic Sector
InterDigital Inc	2.19%	1.38	Information Technology
Taser International Inc	1.86%	1.32%	Industrials
Taminco Corp	2.36%	1.07%	Materials
Best Buy Co Inc	1.75%	1.03%	Consumer Discretionary
Delta Air Lines Inc	1.66%	1.01%	Industrials
International Game Technology	0.53%	0.84%	Consumer Discretionary
Apollo Education Group Inc Class A	2.50%	0.73%	Consumer Discretionary
Brocade Communications Systems Inc	1.87%	0.63%	Information Technology
Chimera Investment Corp	3.10%	0.61%	Financials
ARRIS Group Inc	2.53%	0.58%	Information Technology

Bottom Contributors
Company Name	Fund Period End Wt	Contribution to Return	Economic Sector
Approach Resources Inc	3.62%	-3.69%	Energy
Rosetta Resources Inc	2.48%	-1.84%	Energy
Atwood Oceanics Inc	1.98%	-1.28%	Energy
Heritage-Crystal Clean Inc	2.59%	-1.26%	Industrials
Rowan Companies PLC	2.34%	-0.90%	Energy
Forestar Group Inc	2.86%	-0.81%	Financials
Emerald Oil Inc	0.15%	-0.77%	Energy
Roundys Inc	0.53%	-0.76%	Consumer Staples
Range Resources Corp	0.91%	-0.70%	Energy
Titan International Inc	0.74%	-0.66%	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

At the stock-picking level, the most meaningful contributors came from stock picks in the consumer discretionary sector, with our managers’ holdings outperforming the overall sector by more than twenty percentage points, in aggregate. Two of the top contributors in the sector were DeVry Education Group and Apollo Education Group, both for-profit education providers. Dennis Bryan of FPA Capital added the stocks to the portfolio in December of 2012 and February of 2013, respectively, after the for-profit education industry experienced declining enrollments and was one of the worst-performing industry groups in 2012. Despite the negative news and sentiment, Bryan was encouraged by the companies’ profit levels and their ability to generate abundant free cash flows. Specific to Apollo, management was also cutting expenses to maintain healthy profitability. Both stocks subsequently appreciated sharply in 2013 and again in 2014. The stocks remain top holdings in FPA’s sleeve of the portfolio, combining to make up 13.5% of their assets. Investors should note that because FPA’s holdings generally originate from areas that are out of favor, this can lead them to own multiple companies within the same sector. This is currently the case within the energy sector, discussed in more detail below.

Graham Holdings, formerly The Washington Post, was another winner in the consumer discretionary space. When Jeff Bronchick of Cove Street added the company in June 2013, he saw a mix of businesses that included for-profit education and newspapers, two of the most despised industries at the time, but also some good businesses (TV broadcasting and cable). Bronchick’s sum-of-the-parts valuation implied a material margin of safety. Earlier this year, the company began to rationalize the business, selling The Washington Post and a TV station for top dollar in a tax-free transaction that resulted in a massive share repurchase. During the fourth quarter, the company announced that it is spinning off its cable business, unlocking additional value. Bronchick sold the position at a 40% gain after a 16-month holding period.

Strong stock selection in technology also helped performance. The biggest contributor in this sector was FPA’s position in InterDigital, which gained 74.2% for the year. Bryan says there has been tremendous growth in wireless communication and the growth is expected to continue. While it is hard to predict the future market share of any individual hardware company (e.g., Apple versus Samsung) it is also hard to dismiss the growth of wireless communication. Bryan says InterDigital is a company that will allow shareholders to participate in this growth without taking sides on which smartphone, tablet, or e-reader companies will hold the

Fund Summary	27

largest market share. InterDigital has been around since the early ’70s and has a group of 175 engineers that work on new inventions every day. To date, they have obtained or applied for 20,000 patents. Bryan took the opportunity to invest in this company in June 2011 when the stock price declined because of litigation concerns. InterDigital had a number of lawsuits pending against some of the large players in the industry such as Nokia, LG, ZTE, and Samsung because these companies were not paying royalties to InterDigital. While the company has had some recent legal setbacks, InterDigital generally has prevailed in prior cases, and Bryan expects this to continue. Recently, in June 2014, the largest unlicensed company (Samsung) signed a 10-year deal with InterDigital. In the fourth quarter of 2014, the market started noticing InterDigital’s success with Samsung and its resulting cash flow generation abilities. Shareholders should note that InterDigital was FPA’s worst-performing investment (down 28%) in 2013. Bryan increased his position by 35% during that year and by more than 50% in 2014 (inclusive of the recent trim in late 2014).

Another winner in technology was Brocade Communications (up 27%), owned by Dick Weiss of Wells Capital. Weiss’s thesis for Brocade has evolved. When he originally bought the stock in August 2009, it was based on the belief that the company’s storage-area-network (SAN) business would show some growth and generate a great deal of free cash flow (the free cash flow yield was near 20%). This proved correct, but the stock price remained depressed because of a weak CEO and continued mediocre results from a large acquisition in the networking business. Subsequently, the CEO was replaced by a new leader with a focused strategy, who began to aggressively buy back stock. The new strategy was focused on pushing their technology edge in the SAN business and, more importantly, sharply focusing the IP business on leading-edge “cloud” server products. The plan involved reforming and enhancing the sales force, eliminating low returning products, and fully exploiting their leading-edge cloud technologies. The stock did well in 2014 for three main reasons: it was not liked by the “street” and earnings per share sharply exceeded estimates; the SAN business continued to defy widespread skepticism; and better overall management provided enhanced credibility for a stock that was too cheap. Going forward, Weiss believes the stock is not expensive, but it is fairly priced if it remains a slow grower with a mature SAN business. The key will be for Brocade to retain its technology edge in the data center networking market. If that occurs, Weiss believes that Brocade will be one of the leading beneficiaries and is underpriced.

As mentioned above, energy stocks were by far the biggest detractor to the fund’s performance. Six of the top 10 detractors in the period were energy stocks, with stock-price declines ranging from 30% to 67%. Given this extreme price decline, we have spent a meaningful amount of time discussing these holdings with the fund’s managers in recent months.

The largest detractor was Cove Street’s position in Approach Resources, which began the year as the fund’s largest holding. Bronchick says the breadth and speed of the collapse of oil and gas pricing is one of the great mostly-out-of-left-field disasters he has witnessed. Historically, he has generally shied away from commodity and energy investing because the key determinant of the potential success of the investment—the commodity price—can only be guesstimated. That said, from time to time, opportunities do present themselves. What was re-emphasized to him in 2014 is that fundamental, company-specific factors and management skill will be overshadowed if the commodity price drops 45% in three months. He continues to own Approach Resources and says he is “not going to compound bad buys with bad sells because we are embarrassed. We will take our beating on an intellectual basis, not an emotional one.” Secondly, he believes Approach has a balance sheet that can sustain a long period of depressed commodity prices. The company has no immediate debt coming due, and it has hedges in place, which means there is not a day of reckoning in 2015 or 2016. This provides time to gauge when energy prices might increase toward a normalized level. Bronchick has added to his position as the stock price has declined.

Two other energy names that significantly hurt performance were Atwood Oceanics and Ensco, both owned by FPA. As stated above, FPA is willing to build sizable sector concentrations when they believe opportunities are compelling. At year-end, FPA had five of their 15 portfolio holdings in energy, accounting for 27% of their sleeve. This is not the first time FPA has identified compelling value in energy. Their peak energy weight was in early 2008, when they had 37% of their sleeve in energy names. FPA has owned both Atwood Oceanics and Ensco previously in the fund. They owned Atwood from February 2007 to December 2012 and during their holding period generated a 230% return. They held Ensco from October 2011 to October 2013 and had a 42% gain.

Atwood had a loss of 35.1% in the fourth quarter and was down 46.9% for the year, due to a combination of macro and company-specific factors. On the macro front, spot prices for oil fell by nearly 40% during the fourth quarter. At the company level Atwood delayed the delivery of two new-build drillships (i.e., ships outfitted with a drilling apparatus) by six months. Bryan’s thesis for owning the stock now is that the company has almost completely renewed its fleet over the last few years and signed those rigs to contracts that gave it one of the biggest backlogs in the industry. Bryan is currently modeling in a base case where he says 98%, 77%, and 36% of the total revenue that he expects the company to generate in fiscal years 2015, 2016, and 2017, respectively, is already under contract. He believed the culture and business practices behind the company’s peer-leading efficiencies would allow them to convert that backlog into substantial profits and initiate a meaningful dividend, which they did ($1 per year). Bryan adds that Atwood has been an offshore drilling industry leader in utilization rates, profit margins, and returns on capital for years, and the company has been profitable 19 of the last 20 years. Even under conservative day rates for the company’s rig and ships, Bryan expects the company will still earn $3 per share by fiscal year 2017, when most of their backlog will have burned off. At the year-end price of $28.37, the stock is trading at less than 10x that figure (and yielding 3.5%), but in the intervening two years Bryan believes the company could earn approximately $12 per share, or greater than 40% of the current market cap.

28	Litman Gregory Funds Trust

Ensco is an offshore drilling contractor that was added to the portfolio in September 2014, before the stock fell roughly 35% through the end of the year. Bryan says that in addition to the collapse in oil prices, investors observed that Ensco had some rigs similar to ones that competitors Diamond Offshore and Transocean announced during the quarter they would scrap. However, these rigs are a much smaller portion of Ensco’s fleet relative to those two companies. He adds that while portions of Ensco’s fleet are older and would likely be either shut down completely or temporarily taken off the market, the company’s strong balance sheet and contracted revenue backlog should allow it to sustain a sizable dividend (10% as of year-end) for the foreseeable future. Bryan also points out that the company has been profitable for 20 consecutive years, although it may generate a slight loss for fiscal year 2014 due to an impairment charge they took on some older assets in the second quarter. Bryan believes the company is very well run. He says they regularly score the best on industry customer satisfaction surveys and they are leaders in terms of safety performance. They also have the best balance sheet in the industry, with a 12.8x interest coverage ratio (this measures the company’s ability to pay the interest on its debt and is calculated by dividing the trailing earnings before interest and taxes by interest expense) and 1.9x net debt/EBITDA (earnings before interest, taxes, depreciation, and amortization). At the year-end 2014 stock price of $29.95 Ensco is trading at 10x EBITDA. Over the next two years, Bryan expects to collect $6/share of dividends, or 20% of the current market cap. The company-specific elements of his thesis are still intact.

It is important to remember that Litman Gregory Masters Smaller Companies Fund will hold many stocks for long periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while energy names are largely responsible for the poor performance over the last five months of the year, the managers do not think the theses for these stocks are broken. In fact they have been opportunistically adding to their positions as prices have declined. The managers recognize that they may not be paid in the very near term, but over the next two to three years, they expect commodity prices to normalize to the marginal cost of production—the long-term driver of commodity prices. If they are right they believe the portfolio’s energy holdings will benefit. Currently, the price of oil is in the upper $40 range and the managers estimate the marginal cost of production to be in the $70 to $85 range.

Portfolio mix: The fund’s sector weights often vary widely from those of its benchmark and this is presently the case. The differences reflect the managers’ bottom-up, focused stock-selection process with little or no consideration given to how their sector weights or stock exposures compare to the index. The focus on bottom-up analysis is apparent in the fund’s extremely high active share of 99.1% as of the end of 2014. Only 15 of the 43 stocks in the Smaller Companies portfolio are in the Russell 2000 benchmark, and those that are have meaningfully higher weights than the benchmark. Over the long run, we view this as a potentially distinct advantage.

During the year, the largest change in portfolio sector weightings occurred in the technology sector exposure. At the end of 2013, the sector was 16.2% of assets, roughly in line with the benchmark’s 17.8% weighting. By year-end 2014, technology accounted for 28.7% of assets, or a 10 percentage point overweighting to the index. Some of the increase was due to appreciation, as the fund’s technology holdings were up 15.1% for the year, but most of it resulted from new portfolio positions including Westell Technologies, ViaSat, Corning, and Microsemi. Westell designs, develops, and markets products for telephone and telecommunications companies worldwide and was added by Cove Street in September after the stock declined from a high of $4.50 in early 2014 to around $1.80. Bronchick says this is a cyclical business that trades at a significant discount to a low multiple of normalized earnings and cash flow, and the company has a large cash position ($48 million that equates to a substantial percentage of the company’s $78 million market capitalization) and no debt.

Another large increase was in the energy sector. Over the course of 2014, the fund’s energy weighting increased from 11.4% to 16.3%, compared to the benchmark’s 5.5% weighting during the period. In addition to the managers adding to existing positions as the stocks have declined, new energy positions include Emerald Oil, Range Resources, Ensco (discussed above), and SM Energy.

The one sector that declined materially as a percentage of the portfolio was health care, which went from 9.9% to 2.1%. The sole health care position in the portfolio is Greatbatch. Manager Dick Weiss’s thesis for owning the stock incorporates his belief that the company’s cardiac rhythm management franchise is underappreciated, the stock’s valuation is compelling, and cash flow is growing more than 10% per year. The company may have a new growth avenue in 2015 with a new product (Algovita) coming to market, which is a spinal cord stimulation system for chronic intractable pain of the trunk or limbs. The approval of this product could lead to higher sales growth and increased margins, and Weiss sees strong potential for appreciation.

Cash, which in recent years reached all-time highs, declined from 16.0% to 12.2% of fund assets during the year.

Geographically the portfolio has one foreign-domiciled name, Ensco, which is headquartered in the United Kingdom.

With regard to company size, the fund’s weighted average market capitalization increased during the year from $3.6 billion to $4.7 billion. The portfolio’s median market cap decreased from $3.3 billion to $2.7 billion. Exposure to micro-cap stocks increased from 8% to 19.7%. Many of these stocks are in Cove Street’s sleeve of the portfolio, where the average market cap is $921 million. Four of Cove Street’s 12 holdings have market capitalizations below $100 million, including Westell mentioned above.

Fund Summary	29

By Sector

	Sector Allocation
	Fund as of 12/31/14	Fund as of 12/31/13	Russell 2000 Index as of 12/31/2014
Consumer Discretionary	16.1%	14.6%	13.1%
Consumer Staples	0.0%	0.6%	3.5%
Energy	16.3%	11.4%	5.5%
Finance	10.8%	12.7%	23.4%
Health Care & Pharmaceuticals	2.1%	9.9%	13.6%
Industrials	10.4%	10.4%	14.3%
Materials	3.6%	8.2%	4.8%
Information Technology	28.7%	16.2%	17.8%
Telecom	0.0%	0.0%	0.8%
Utilities	0.0%	0.0%	3.3%
Exchange Traded Funds	0.0%	0.0%	0.0%
Cash Equivalents & Other	12.0%	16.0%	0.0%

	100.0%	100.0%	100.0%

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $884 million

Small-Cap $884 million - $4.05 billion

Small/Mid-Cap 4.05 billion - $9.41 billion

Mid-Cap $9.41 billion - $27.1 billion

Large-Cap > $27.1 billion

Totals may not add up to 100% due to rounding

30	Litman Gregory Funds Trust

In Closing

Litman Gregory Masters Smaller Companies Fund’s performance over the last five months of 2014 was clearly disappointing, especially in light of the fund’s very strong relative and absolute performance over the previous five and a half years. The impact of the fund’s sizable overweight to the energy sector explains most of the fund’s underperformance for the year. However, we and our managers believe that energy prices have overshot and while a rebound may not be immediate, the potential for a strong and sustainable rebound over the manager’s typical holding period is probable. In short, the fund’s sub-advisors believe there is now substantial upside in their stocks and in many cases have added to their holdings at these lower prices. If they are right, the fund may be able to more than make up the ground it has lost.

Litman Gregory continues to have great confidence in the stock pickers running the fund.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Jack Chee, Portfolio Manager

Earnings growth for a fund holding does not guarantee a corresponding increase in the market value of the holding or the fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	31

Litman Gregory Masters Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Dennis Bryan	First Pacific Advisors, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

32	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
COMMON STOCKS: 88.0%

Consumer Discretionary: 16.1%
36,700	Aaron’s, Inc.	$1,121,919
58,800	Apollo Education Group, Inc.*	2,005,668
42,400	Best Buy Co., Inc.	1,652,752
450,000	Carrols Restaurant Group, Inc.*	3,433,500
130,000	Cumulus Media, Inc. - Class A*	549,900
31,100	DeVry Education Group, Inc.	1,476,317
40,000	Liberty Ventures - Series A*	1,508,800

		11,748,856

Energy: 16.3%
260,000	Approach Resources, Inc.*	1,661,400
54,600	Atwood Oceanics, Inc.*	1,549,002
450,000	Carbon Natural Gas Co.*(a)	288,000
14,750	Cimarex Energy Co.	1,563,500
250,000	Emerald Oil, Inc.*	300,000
28,600	Ensco Plc - Class A	856,570
25,200	Range Resources Corp.	1,346,940
76,400	Rosetta Resources, Inc.*	1,704,484
87,900	Rowan Cos. Plc - Class A	2,049,828
16,400	SM Energy Co.	632,712

		11,952,436

Financials: 10.8%
57,268	AllianceBernstein Holding L.P.	1,479,232
800,000	Chimera Investment Corp.	2,544,000
90,900	CNO Financial Group, Inc.	1,565,298
150,000	Forestar Group, Inc.*	2,310,000

		7,898,530

Health Care: 2.1%
31,800	Greatbatch, Inc.*	1,567,740

Industrials: 10.4%
17,300	AGCO Corp.	781,960
32,100	Delta Air Lines, Inc.	1,578,999
200,000	Heritage-Crystal Clean, Inc.*	2,466,000
117,000	Signature Group Holdings, Inc.*	836,550
61,500	Taser International, Inc.*	1,628,520
31,500	Titan International, Inc.	334,845

		7,626,874

Information Technology: 28.7%
41,800	Altera Corp.	1,544,092
82,100	ARRIS Group, Inc.*	2,478,599
20,100	Arrow Electronics, Inc.*	1,163,589
34,200	Avnet, Inc.	1,471,284
142,500	Brocade Communications Systems, Inc.	1,687,200
69,000	Corning, Inc.	1,582,170
42,000	InterDigital, Inc.	2,221,800
65,000	Knowles Corp.*	1,530,750
59,500	Microsemi Corp.*	1,688,610
132,000	Ruckus Wireless, Inc.*	1,586,640
25,000	ViaSat, Inc.*	1,575,750
720,000	Westell Technologies, Inc. - Class A*	1,080,000
12,300	Western Digital Corp.	1,361,610

		20,972,094

Shares		Value
Materials: 3.6%
150,000	American Vanguard Corp.	$1,743,000
48,000	Newmont Mining Corp.	907,200

		2,650,200

TOTAL COMMON STOCKS (Cost $60,544,419)		64,416,730

Principal Amount
SHORT-TERM INVESTMENTS: 12.1%

REPURCHASE AGREEMENTS: 12.1%
$8,887,000	FICC, 0.000%, 12/31/14, due 01/02/2015 [collateral: par value $8,835,000, U.S. Treasury Note, 2.375%, due 08/15/2024; value $9,078,537] (proceeds $8,887,000)	8,887,000

TOTAL SHORT-TERM INVESTMENTS (Cost $8,887,000)		8,887,000

TOTAL INVESTMENTS IN SECURITIES (Cost: $69,431,419): 100.1%		73,303,730

Liabilities in Excess of Other Assets: (0.1)%		(87,793)

Net Assets: 100.0%		$73,215,937

Percentages are stated as a percent of net assets.

*	Non-Income Producing Security.
(a)	Illiquid securities at December 31, 2014, at which time the aggregate value of these illiquid securities are $288,000 or 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	33

Litman Gregory Masters Alternative Strategies Fund Review

The Litman Gregory Masters Alternative Strategies Fund gained 3.58% in 2014. This compares to a gain of 5.96% for the Barclay’s Aggregate Bond Index, 13.24% for the Russell 1000, 0.24% for 3-Month LIBOR, and 1.64% for the Morningstar Multialternative Category.

Litman Gregory Masters Alternative Strategies Fund
Performance as of 12/31/2014

	Average Annual Total Returns
	One Year	Three- Year	Since Inception (9/30/2011)
Institutional Class	3.58%	6.41%	7.00%
Investor Class	3.33%	6.16%	6.76%
Barclay’s Aggregate Bond Index	5.96%	2.67%	2.81%
Russell 1000 Index	13.24%	20.62%	23.06%
40/60 Blend of Russell 1000 & Barclays Agg Bond Index	8.89%	9.65%	10.66%
3-Month LIBOR	0.24%	0.34%	0.34%
S&P 500 Index	13.69%	20.42%	22.86%
Morningstar Multialternative Category	1.64%	2.83%	3.05%
Expense Ratios		MASFX	MASNX
Net Expense Ratio (%) Excluding Dividend Expense on Short Sales and Interest & Borrowing Costs on Leverage Line of Credit[1]		1.49	1.74
Total Operating Expenses (%)[2]		1.66	1.91
Gross Expense Ratio (%)		1.82	2.07

1.      Does not include dividend expense on short sales of 0.12% and interest expense of 0.05%

2.      The advisor is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through 4/30/15. Total operating expense includes dividend and interest expense on short sales and interest and borrowing costs incurred for investment purposes, which are not included in the net expense ratio. In December 2014, the Advisor agreed to extend the waivers and/or expense limitations agreement through 4/30/16.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For recently completed calendar month performance visit www.mastersfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. See page 3 for a detailed discussion of the risks and costs associated with investing in the Litman Gregory Masters Alternative Strategies Fund. All performance discussions in this report refer to the performance of the Institutional share class.

Although the fund’s return in 2014 was modest relative to its history, we remain pleased with the fund’s overall performance since inception. It has returned 7.00% annualized with a standard deviation (volatility) of 3.1%, resulting in a Sharpe ratio of 2.2, the highest in the Morningstar Multialternative category since the fund launched. The fund’s beta to the stock market has been 0.25, while the fund’s worst drawdown (measured using weekly returns) has been only 2.3%. While beta and volatility are important statistical measures, we also look at drawdowns, since that better captures the “real-life” experience of being an investor in the fund, and we are mindful that larger absolute losses may make it difficult for investors to stick with a strategy that can be a beneficial part of their overall portfolio over the long term. As such, we are pleased to note the fund’s worst drawdown was far less than that of equity markets, and more impressively, only half that of the Barclays Aggregate Bond Index’s worst drawdown.

More broadly, the fund’s performance since inception has exceeded LIBOR by over 650 basis pointsi, and volatility has been below our goal of 4% to 8%. The fund also compares very favorably to the Morningstar Multialternative peer group, outperforming the category average by about four percentage points with slightly lower volatility and smaller maximum drawdown.

The fund’s success thus far has been driven by the strong performance of our sub-advisors, coupled with the diversification benefits that result from a well-constructed multi-manager, multi-strategy portfolio. One measure of this diversification benefit is the average “pairwise correlation” across the four strategies on the fund, which remains very low, at 0.13. (This measure excludes Passport Capital’s sleeve of the fund, since Passport has only been on the fund for a little over a month. Anecdotally, we have so far observed relatively little correlation with the equity market on a daily basis in Passport’s performance, particularly relative to what might be expected of a long-biased long-short strategy.) While we are always wary of placing too much emphasis on relatively short-term statistics, we do believe that our sub-advisors manage strategies with differing drivers of risk and return such that the low correlation between them should be meaningfully representative of what we can expect over longer time horizons.

The “Risk/Return Statistics” table below presents some of the key performance and risk metrics we track for the fund and its benchmarks since inception.

Litman Gregory Masters Alternative Strategies Fund Risk/Return Statistics – 12/31/2014

	MASFX	Barclays Agg Bond	Russell 1000	Morningstar Multi- alternative Category
Annualized Return	7.00%	2.81%	23.06%	3.05%
Total Cumulative Return	24.60%	9.41%	96.27%	10.25%
Annualized Std. Deviation	3.08%	2.61%	10.43%	3.20%
Sharpe Ratio (Annualized)	2.20	1.05	2.05	0.94
Beta (to Russell 1000)	0.25	0.00	1.00	0.27
Correlation of MASFX to	1.00	-0.13	0.76	0.80
Worst Drawdown	-2.26%	-4.52%	-9.68%	-3.83%
Worst 12-Month Return	3.58%	-2.47%	13.62%	1.34%
% Positive 12-Month Periods	100.00%	66.67%	100.00%	100.00%
Upside Capture (vs. Russell 1000)	31.12%	9.40%	100.00%	21.68%
Downside Capture (vs. Russell 1000)	27.71%	-3.39%	100.00%	47.42%
Since inception (9/30/11)
Worst Drawdown based on weekly returns Past performance is no guarantee of future results

[i]	The US Dollar 90 day LIBOR rate (London Interbank Offered Rate) is a benchmark rate of interest at which banks offer to lend money to one another in the wholesale money markets in London. One of the primary functions of the LIBOR rate is to serve as the benchmark reference rate for debt instruments, including government and corporate bonds, mortgage loans, student loans and credit cards as well as derivatives such as currency and interest rate swaps. Investors cannot invest directly in LIBOR.

34	Litman Gregory Funds Trust

Portfolio Commentary

The Alternative Strategies Fund differs from the Litman Gregory Masters concentrated equity funds in that the sub-advisors on this fund are running very different investment strategies from each other. As such, the types of securities each manager owns may differ widely across their portfolio sleeves. Consequently, in this report, unlike for our other Litman Gregory Masters Funds, we break out information on each individual sub-advisor portfolio. (As a reminder, each sub-advisor manages a distinct separate account portfolio for our fund.)

Performance of managers: For the year 2014, the four sub-advisor strategies generated the following returns (net of the sub-advisor’s management fee):

- the DoubleLine Opportunistic Income strategy gained 10.75%

- the FPA Contrarian Opportunity strategy gained 5.53%

- the Loomis Sayles Absolute-Return Fixed-Income strategy gained 3.05%

- the Water Island Capital Arbitrage strategy declined 0.73%

The since-inception annualized returns for the four strategies range from 2.13% to 12.20%.

Key performance drivers by strategy: The DoubleLine Opportunistic Income strategy, managed by Jeffrey Gundlach outperformed the Barclays Aggregate Bond Index by 479 basis points (4.79 percentage points) for the year.

•	The portfolio benefited from positive total return (price appreciation and interest income) from both its non-agency residential mortgage-backed securities (RMBS) exposure and its longer-duration agency MBS as interest rates fell and prices rose over the year.

•	At year-end, the portfolio continued to be focused in the mortgage sector. Non-agency RMBS remained the strategy’s largest exposure at 53% of assets, although this is down from 63% at the end of 2013. Almost all of the non-agency exposure is in Alt-A and Prime securities, with very little in Subprime.

•	Strong pricing in the non-agency sector precluded DoubleLine from making additional purchases that would have offset income, paydowns, and cash inflows; therefore, the portfolio’s exposure to the sector declined over the year. The fundamentals in the non-agency market remain attractive, with a yield to maturity (YTM) of about 5% and less than one year duration.

•	At the other end of the spectrum, the fund’s agency RMBS holdings (guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae) comprise 32% of assets, with more than half of that in inverse floaters and inverse interest-only securities. Gundlach views the agency and non-agency RMBS allocations as a natural hedge to each other and believes the blended portfolio is significantly lower risk as a whole than are the separate pieces when viewed in isolation.
•	Gundlach continues to build the portfolio’s collateralized loan obligation (CLO) position, which now comprises 3% of the portfolio versus no exposure at the end of 2013. He sees the potential for further CLO purchases, as well as commercial MBS (currently 1% of the portfolio), as both sectors look relatively cheap.

•	The remainder of the portfolio is in government bonds (2%) and cash (9%). The portfolio’s estimated duration is 3.9 years. For additional details on DoubleLine’s portfolio positioning and outlook, please read their commentary on page 40.

The FPA Contrarian Opportunity strategy, managed by Steven Romick, Brian Selmo, and Mark Landecker, continues to hold a large net cash position (38.5% of assets, net of their short positions), but this is down from 48% in cash at the end of 2013.

•	With the stock market up 12.56% for the year, the cash was a drag, costing the strategy roughly six percentage points of relative performance versus the Russell 3000 index. (As a reminder, FPA’s objective is to generate long-term returns comparable to or better than the stock market, but with significantly lower risk. Cash is a residual of the team’s bottom-up, absolute-value investment process and an important element of their risk management.)

•	Excluding the cash drag the portfolio performed well for the year, driven by strong stock picking within the health care, technology, and consumer discretionary sectors, as well as an overall underweighting to the bottom-performing energy sector. The top stock contributor was Microsoft, which gained 28% for the year, followed by Oracle (the portfolio’s largest position, up 19%), Rent-A-Center (a new purchase in 2014), Alcoa, and Covidien. The latter three positions were all up roughly 50% or more.

•	The biggest performance detractor by a wide margin in 2014 was mortgage-servicing company Walter Investment Management, which fell 43% due to increased regulatory scrutiny of the industry in general and a key competitor in particular. The stock remained in the portfolio at year-end as the FPA team sees significant upside potential albeit with continued regulatory uncertainty.

•	The portfolio remains most heavily allocated to large-cap stocks, both U.S. (24%) and international (16%, mostly large cap), but now also has 14% exposure to mid- and small-cap stocks, up from 0% at the end of 2013. Please see FPA’s commentary on page 47, for their views on the overall investment environment and portfolio outlook.

The Loomis Sayles Absolute-Return Fixed-Income strategy, managed by Matt Eagan, Kevin Kearns, and Todd Vandam, outperformed its 3-Month LIBOR benchmark by roughly 280 basis points for the year.

•

The strategy’s positive performance was diversified across several sectors, with the majority of return driven by securitized credits (particularly non-agency RMBS and commercial MBS), investment-grade corporate bonds, and

Fund Summary	35

currency positioning (e.g., short the Mexican peso, the euro, and the yen). Bank loans, dividend-paying equities, high-yield bonds, and emerging-markets bonds also were positive contributors.

•	The portfolio’s duration hedging (e.g., shorting 10-year Treasury note futures to reduce the portfolio’s overall duration) detracted from returns as the intermediate and long Treasury yields declined (prices rose) for the year. Performance was also modestly hindered by short positions in S&P 500 futures, which the managers held to mitigate downside risk and hedge their convertible bond and dividend-equity positions.

•	Looking ahead, the portfolio remains relatively defensively positioned, awaiting more compelling absolute opportunities before deploying capital more aggressively. However, the portfolio managers did add to the portfolio’s high-yield allocation during the fourth quarter (increasing it to a roughly 28% weighting) as spreads widened, led mainly by energy companies hurt by the continued fall in the price of oil.

•	The managers continue to temper their assessment of the ability of rates to rise this cycle. As such, the portfolio’s effective duration is 3.3 years, up from around 1 year at the end of 2013. For more details, please read Loomis’s portfolio commentary on page 45.

The Water Island Capital Arbitrage strategy, managed by John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete, lagged the returns of the event-driven and merger-arbitrage benchmarks that we follow, such as the HFRI indexes that gained around one percent for the year.

•	Within the broad Water Island strategy, the team’s merger arbitrage sub-strategy generated a positive 2% return, the credit opportunities sub-strategy was flat, and the equity special situations sub-strategy declined roughly 1% for the year (on a gross return basis).

•	The fourth quarter was particularly volatile for the strategy, as the AbbVie/Shire deal break caused a dramatic widening of spreads in merger arbitrage and rippled through to other parts of the event-driven landscape due to “de-risking” (i.e., selling) from investors in the space. The portfolio managers responded by using their flexible mandate to increase the allocation to merger arbitrage from 45% at the beginning of the quarter to 75% at the end of the year. Arbitrage spreads in general remain elevated relative to recent years.

•	Looking ahead to 2015, the managers expect catalysts for unlocking shareholder value such as corporate spin-offs, restructurings, refinancings, and mergers and acquisitions to be abundant. Market volatility should also provide attractive entry points and higher potential returns. For more details on Water Island’s strategy outlook, please read their commentary on page 40.

Passport Capital’s Long-Short Equity strategy was part of the fund for little more than one month of the fourth quarter, so the overall impact was relatively small.

•	Passport is honored to be included as a sub-advisor to the Litman Gregory Masters Alternative Strategies Fund. We admire and respect Litman Gregory Asset Management’s experience and knowledge in the alternatives arena, and we look forward to a productive long-term relationship.

•	For those of you unfamiliar with Passport Capital, we are a San Francisco-based alternative investment advisor with over $4 billion in assets under management.[1]

•	Our investment process seeks to identify and capitalize on long-term secular changes that the markets either don’t understand or don’t see coming. We have 71 employees, 31 of whom are on the investment team.[2] Our investment process incorporates macroeconomic views, classic bottom-up fundamental research and quantitative risk management tools.

•	The firm was founded in August of 2000 by John Burbank.

•	Passport was added as a sub-advisor to the fund in the fourth quarter of 2014, so we’d like to take this opportunity to discuss salient trends in 2014. To begin to reflect on 2014, we need to cover a few important events in 2013. It was during the second quarter of 2013 that Ben Bernanke, then-Chair of the U.S. Federal Reserve System, announced the intention to taper bond purchases (otherwise known as quantitative easing or “QE”). The signaling effect to investors was that private sector deleveraging was coming to an end, bond purchases would eventually conclude and, thereafter, rates would begin to rise. Investors read into this and concluded that the Federal Reserve had confidence that growth would be sufficient to obviate the need for future accommodations. The net result was an immediate and dramatic regime shift in the type of assets investors preferred: investors aggressively shed low beta assets on concerns that rates would move higher. For the first time in several years, price momentum shifted from low-beta, yield-oriented assets to high-beta, growth assets. Treasury yields rose, bond funds saw outflows over the remainder of 2013, and equity funds globally saw significant inflows.

•	From the end of May 2013 through late February 2014, we saw a strong regime for risk assets, such as high growth and high beta securities. By late February, however, a new reality began to set in: global growth dependent on China infrastructure disappointed, as China’s transition away from fixed asset investments and towards consumption negatively affected commodity prices and contributed to lower overall levels of growth. As the developed markets began to discount the end of QE, the tone became more and more “risk off” as investors generally shied away from assets they perceived as “riskier,” despite broad equity index returns still

36	Litman Gregory Funds Trust
[1]	As of December 31, 2014.

[2]	As of December 31, 2014.

being positive. In the Russell 1000, high beta stocks underperformed low beta stocks. Low beta was led by utilities, health care, REITs, and staples. With the exception of biotechnology, most of the sectors that saw price-earnings appreciation last year included many low-returning, so-called “safe” assets. As 2014 progressed, investors unwound a lot of the enthusiasm prevalent in 2013 and went back to investing in bonds and equities perceived as safe.

•	From November 20, 2014, the start of our mandate, our investments for the fund benefited from short exposure in basic materials and energy. Detractors for the period were our longs in the energy and technology sectors as well as our longs in Saudi Arabia. Crude oil prices peaked in June, and declined slowly until October when the pace of decline really started to accelerate. In mid-October we observed the macro implications of falling interest rates, declining oil, and low beta equities outperforming. It was a significant macro inflection with wide-ranging implications. While it took time to assemble the pieces, by late fourth quarter we generally positioned our portfolio for the fund to be short energy equities and long companies benefiting from a stronger U.S. dollar.

•	Again, we at Passport appreciate the opportunity to sub-advise on the Litman Gregory Masters Alternatives Fund, and we look forward to a productive long-term relationship.

Tactical strategy allocations: After adding Passport to the fund, our strategic target allocations are 25% each to DoubleLine and Loomis Sayles, 20% each to FPA and Water Island, and 10% to Passport. Our overweight to DoubleLine and Loomis Sayles is due to their lower correlation to equities. In addition, we believe Passport is likely to have the highest or second highest equity beta of the strategies, which combined with the relatively short track record of their long-short equity strategy, leads us to size it smaller than the other managers. Over time, as we see our investment thesis play out, it is possible that we may increase Passport’s weighting in the fund. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

As a reminder, Litman Gregory has the flexibility to tactically overweight or underweight a manager or strategy by as much as +/- 10 percentage points from our strategic targets. We will only overweight a manager if we have a strong conviction that their investment universe is significantly more attractive than the others, taking into account potential risks and returns. Litman Gregory has a long history of investing this way in our private client accounts, and one of our core competencies is valuation-based tactical asset allocation.

When we launched the Alternative Strategies Fund, we overweighted the DoubleLine Opportunistic Income strategy by five percentage points (to 30% of the fund) because we believed their risk-integrated mortgage-focused portfolio was compelling relative to other investment opportunities. This tactical decision added to the fund’s returns as the DoubleLine strategy subsequently significantly outperformed the average return of the other three strategies. We unwound the DoubleLine overweight in the third quarter of 2013.

Current Target Strategy Allocations

In Closing

In 2014, investors who focused just on U.S. large-cap stocks and U.S. investment-grade bonds did very well. For example, a 40/60 mix of the S&P 500 and the Barclays Aggregate Bond Index generated a 9.07% return for the year. We do not believe that type of return is likely looking out over the next five to 10 years, given current very low bond yields and stretched stock market valuations. We also expect financial market volatility to increase from recent historically low levels. In such an environment, we believe an allocation to an all-weather, multi-strategy alternatives fund, run by experienced and skilled managers, at reasonable expense, makes a great deal of sense. If properly executed, such a fund, when added to a traditional stock/bond portfolio, has the potential to improve the portfolio’s long-term risk-adjusted returns.

In its three-plus years of existence, the Litman Gregory Masters Alternative Strategies Fund has performed well in periods of both rising and falling interest rates and rising and falling stock prices (although the latter have certainly been few and far between). We believe this reflects our sub-advisors’ skill in managing risk versus potential reward, the distinctive investment mandate each sub-advisor pursues for our fund, and the diversification benefits of our multi-strategy structure.

As of year-end and throughout most of 2014, our managers were fairly defensively positioned within their strategies, based on their assessments of the risks and rewards. We have great confidence in their willingness and ability to become more aggressive should market dislocations occur, creating more rewarding investment opportunities. Coupled with their focus first-and-foremost on risk management, each of our managers has the opportunistic mindset and, importantly, the flexibility within their mandates to take advantage of such opportunities—to vary their risk exposures in response to changing market conditions and investment opportunities across market cycles.

Fund Summary	37

We believe this is another key strength of the fund as a core alternatives holding.

In sum, we remain very excited about the fund’s prospects and continue to add to our personal investments in it alongside you.

Thank you for your continued trust and confidence.

Jeremy DeGroot, Portfolio Manager and Chief Investment Officer

Individual strategy portfolio allocations

Following are portfolio exposure summaries for each individual strategy as of December 31, 2014.

DoubleLine Opportunistic Income Strategy

12/31/14

Sector Exposures
Cash	8.5%
Government	2.3%
Agency Inverse Floaters	7.0%
Agency IO/Inverse IO	14.5%
Agency CMO	8.4%
Agency PO	1.9%
Non-Agency Residential MBS	53.4%
Commercial MBS	1.3%
Collateralized Loan Obligations	2.7%

Total	100.0%

Non-Agency Residential MBS Breakdown

(% of Non-Agency RMBS)

Prime	28.6%
Alt-A	68.3%
Subprime	3.1%

Total	100.0%

Credit Quality Breakdown
Cash	8.5%
Government	2.3%
Agency	31.8%
Investment Grade	5.2%
Below Investment Grade	52.2%

Total	100.0%

FPA Contrarian Opportunity Strategy 12/31/14

Asset Class Exposures
U.S. Large-Cap Stocks	23.7%
U.S. Mid-Cap Stocks	6.2%
U.S. Small-Cap Stocks	4.7%
Foreign Stocks	19.4%
Bonds	5.0%
Other Asset Backed	2.0%
Limited Partnerships	0.6%
Short Sales	-3.8%
Cash	42.3%

Total	100.0%

Sector Exposures	FPA Strategy	Russell 3000 Index
Consumer Discretionary	5.8%	12.7%
Consumer Staples	4.3%	8.4%
Energy	1.9%	9.1%
Finance	12.5%	17.5%
Health Care	4.4%	13.3%
Industrials	5.7%	11.5%
Materials	2.7%	3.8%
Technology	12.4%	18.5%
Telecom	0.5%	2.1%
Utilities	0.0%	3.1%
Cash	42.3%	0.0%
Other	7.5%	0.0%

Loomis Sayles Absolute-Return Fixed-Income strategy 12/31/14

Strategy Exposures (%)	Net Exposure	Long Total	Short Total
High-Yield Corporate	28.4	28.4	0.0
Securitized	16.9	16.9	0.0
Inv-Grade Corporate	15.9	17.6	-1.7
Bank Loans	13.5	13.5	-0.3
Dividend Equity	3.8	4.9	-1.1
Convertibles	3.4	6.2	-2.8
Currency	-3.0	12.6	-15.6
Emerging Market	1.3	2.3	-1.0
Subtotal	80.0	102.2	-22.2
Cash & Equivalents	10.9	10.9	0.0

Overall Net	90.9	113.1	-22.2

Top 10 Country Exposures (%)	Net Exposure	Long Total	Short Total
United States	79.7	85.3	-5.6
Mexico	6.1	6.1	0.0
Italy	3.4	3.4	0.0
Japan	2.9	2.9	0.0
Eurozone	-2.5	0.1	-2.6
Turkey	-2.2	0.0	-2.2
China	-2.1	0.0	-2.1
Australia	2.1	2.1	0.0
South Korea	-2.0	0.0	-2.0
Netherlands	1.9	1.9	0.0

Top 10 Subtotal	87.3	101.8	-14.5

Non-US Dollar Currency Exposure (%)	Net Exposure	Physicals	Currency Derivatives
Japanese Yen	2.6	0.0	2.6
Euro	-2.5	2.0	-4.6
New Turkish Lira	-2.2	0.0	-2.2
Chinese Renminbi	-2.1	0.0	-2.1
South Korean Won	-2.0	0.0	-2.0
New Zealand Dollar	-1.8	0.4	-2.1
Australian Dollar	1.7	0.0	1.7
Columbian Peso	-1.0	1.2	-2.2
South African Rand	-0.9	0.0	-0.9
Taiwan Dollar	-0.9	0.0	-0.9

Total	-9.1	3.6	-12.7

38	Litman Gregory Funds Trust

Water Island Arbitrage Strategy 12/31/14

Sub-strategy Exposures
Equity Merger Arb	75.1%
Equity Special Situations	17.7%
Credit Opportunities	16.7%
Total Long Exposure	109.4%
Total Short Exposure	-45.6%

Geographic Exposure
North America	91.2%
Non-N.A.	8.8%

Equity Market Capitalization
Small Cap ($0 - $2 Billion)	6.5%
Mid Cap ($2 - $5 Billion)	27.3%
Large Cap ($5 billion +)	66.2%

Passport Long/Short Equity Strategy 12/31/14

Sector Exposures (%)

	Long	Short	Net	Gross
Internet/Technology	25	-11	14	36
Consumer Discr.	19	-7	12	26
Energy	9	-14	-5	23
Basic Materials	7	-6	1	13
Industrial	8	-4	4	12
Diversified	0	-8	-8	8
Healthcare	7	0	7	7
Financial	5	0	5	5
Consumer Staple	3	0	3	3
MENA	3	0	3	3

Total	86	-50	36	136

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	39

Litman Gregory Masters Alternative Strategies Fund Highlights

DoubleLine Capital Commentary

Prepared exclusively for Litman-Gregory as of December 31, 2014

Performance Attribution

As the U.S. Treasury (UST) yield curve further flattened in the fourth quarter of 2014, the portfolio outperformed the Barclays U.S. Aggregate Bond Index over the trailing three months. Agency residential mortgage-backed securities (RMBS), which constituted just under 32% of the portfolio, broadly performed well because of the sector’s longer duration and contributed over 6% in total return. Non-Agency RMBS, which make up 57% of the portfolio, additionally contributed positive returns as the sector benefited from tightening supply technicals which boosted valuations. Specifically within the Agency space, principal only securities (POs) and inverse floaters held in the Fund were the best performing sectors due to their longer duration and persistently low LIBOR rates which helped to boost interest income, respectively. Within the non-Agency RMBS space, Alt-A bonds performed well benefiting from higher prices, while the prime and subprime bonds held in the Fund suffered mild price declines but still contributed positive total returns due to relatively high coupon returns. The subordinated CMBS holdings held in the Fund benefited from strong price appreciation over the period, while the CLO holdings experienced lower valuations as spreads widened due to the deluge of new issue supply. CLOs have experienced record high new issuance levels this year.

For the full year, with longer-term maturity UST rates declining meaningfully, it is no surprise that the longer duration sector of the portfolio, Agency RMBS, outperformed non-Agency RMBS. Inverse floating-rate securities led the outperformance due to their longer duration as well as inverse interest-only bonds. Both have benefited from low LIBOR levels. Within non-Agency RMBS, Alt-A securities outperformed both prime and subprime as both high price appreciation and strong interest income helped to boost the sector. Prime and subprime bonds still experienced healthy gains over the year. The CMBS holdings also helped to give the portfolio a bump in returns as the subordinated tranches experienced strong positive price returns.

Mortgage Sector Commentary

The UST yield curve flattened over the year in 2014 with longer term maturity Treasuries declining significantly. The 10-year UST yield declined by 86 basis points (bps) year-over-year and ended the period at 2.17%. The Barclays U.S. MBS Index returned 6.08% for the trailing 12 months while the duration of the Index declined by 1.28 years to 4.34 years. The meaningful decline in duration was caused by the low rate environment which in turn resulted in mildly faster prepayment speeds across all agencies (Fannie Mae (FNMA), Freddie Mac (FHLMC) and Ginnie Mae (GNMA)). Prepayment speeds experienced some variability during the year but ended the year close to where it began with FNMA and FHLMC prepayment speeds increasing by approximately 1 CPR (Conditional Prepayment Rate) despite a 70 bps drop in the 30 year mortgage rate. The minimal change in speeds is directly related to the concept of the “burnout effect” in which borrowers who can refinance have already done so in periods of sustained lower rates. This is further evidenced by the drop in the MBA Refinancing Index which has declined to its lowest levels over the year of 2014. Issuance for the year ended just shy of one trillion, which is about 60% of prior year’s issuance numbers. This is consistent with prepayment activity being relatively stable for most of the year as a lack of higher prepayment activity normally results in lower gross issuance. Over the last year, non-Agency RMBS continued to generally grind tighter due to very low new issuance supply. The issuance that has occurred, due to tighter lending and securitization standards, are more similar in credit and risk profile to super prime or Agency RMBS securities.

Portfolio Positioning and Outlook

The strategy and construct of the Opportunistic Income portfolio did not materially change over the year of 2014, but the investment team added subordinate tranches of commercial mortgage-backed securities (CMBS) deals to the portfolio. This has helped augment the non-Agency RMBS trade that has diminished with little new issuance in the private label RMBS market. With lower trading volume, but firm pricing, the team has only opportunistically added non-Agency RMBS to accounts. From a credit standpoint, mortgage fundamentals have been strong with delinquency and default numbers improving across the entire credit quality spectrum which has only further boosted valuations. Going forward, it’s conceivable that CMBS and collateralized loan obligation (CLO) securities could play a larger role in this strategy as both of these sectors look cheap to new-issue RMBS given the larger supply base.

On the Government Sponsored Enterprise (GSE) front, the recent passing of the spending bill included a provision that prevents the Federal government from supporting state and local efforts to use Eminent Domain to acquire mortgages. This has helped provide more clarity on the future of Eminent Domain and its impact on the mortgage space going forward. It doesn’t seem likely that further new legislation will be made on the mortgage front with the street largely speculating that some further extension/reform may occur on already existing refinancing legislation such as HAMP (Home Affordable Modification Program) and HARP 2.0 (Home Affordability Refinancing Program). While it’s still too early to determine the likelihood or any details of such reform, it is important to note that programs such as HARP will be ending by the end of 2015. Prepayments will be largely driven by interest rates and, in turn, mortgage rates. Given the low level of rates at the start of 2015, prepayments and refinancing data should come in faster.

FPA Commentary

The FPA Contrarian Opportunity portfolio gained 1.45% in the fourth quarter and 5.53% (net of our management fee) for the year. The S&P 500 returned 4.93% and 13.69% in the same periods, respectively. The average stock in the Russell 3000, however, increased just 5.45% for the year.

40	Litman Gregory Funds Trust

Investors, at the moment, are in love with America and the S&P 500. Of course, one region is almost always outshining another and the U.S. had its star turn last year. Since our Contrarian Opportunity strategy takes its quest for value overseas too, it’s important to note that other regions didn’t fare so well. The MSCI EAFE index, a widely used benchmark of stock performance outside the U.S., declined 4.90% for the year. We’re happy to report that our foreign investments overall ended the year in the black.

We wish we had made more money for our investors (ourselves included) but it’s not in our DNA to commit capital when the potential profit doesn’t adequately outweigh the prospects for loss. This doesn’t mean companies that aren’t particularly cheap can’t increase in value. They can and do, particularly in a world awash with easy capital. We might flip a coin ten times and get tails every time, but that doesn’t mean we should bet on that. On the other hand, since it is our own calculation of risk and reward that dictates our action, there’s always the possibility we could be wrong, i.e., that stocks continue to rise faster than their earnings and central bank action lacks any consequence. There are times when we are focused on making money and there are times when we place more weight on protecting capital. This time, it’s the latter.

In the fourth quarter, businesses perceived to be of the highest quality performed the best, a pattern consistent with the prior three quarters. The Fund’s top five winners, listed below, added 1.80% to its return and reflected a continued flight to quality. The exception was Naspers which as we discussed in our prior letter, is a stub trade offset by a short in Tencent.

The losers detracted 1.38% from fund’s return in the quarter. The decline in energy and commodity prices was the biggest driver of this negative mark. Noteworthy too, is that three of the five losers have a foreign domicile.

Winners	Losers
Oracle	Walter Investment Mgmt
Naspers	Orkla
Express Scripts	Bennu Oil & Gas
TE Connectivity	Occidental Petroleum Corp
Aon	Gazprom

Investments

Winter is here and with the FIS Alpine Ski World Cup season underway, skiing struck us as a good metaphor for the markets given the treacherous terrain value investors are trying to navigate these days. Competitors ski different mountains in varying conditions over the course of the season and many runs are far from ideal. On some days, you ski in a blizzard not seeing more than a few feet in front of you. On others, it’s icy and you find yourself sliding down the slope on your back. And then there are the days when the sun has turned the mountainside into slush. There isn’t an athlete in the world that fares well in all conditions and even the best of them have their bad days. But, over the course of a season, the great skiers overcome the downturns and prevail. If one were to look at a full economic/market cycle as a season, then investing can be viewed through the same goggles. It’s been rough weather for some time for deep-value investors, particularly skeptical ones like us. Nevertheless, we take comfort in knowing our process is strong and that over a full-market cycle, we believe we will prevail as we have in preceding cycles. In fact, during the two years in which Bode Miller won the World Cup Championship, he actually only reached the podium 25 times out of a potential 360 slots, suggesting that it is difficult to judge skiers (and value managers) solely on short-term performance.1

Given the market’s run, you may wonder if we were wrong to have not been more fully invested. You would have been much better off investing in an index fund rather than with an active manager, particularly one with our conservative bent. In fact, 2014 was the worst year for active managers since 1997. Part of the reason just 14% of managers outperformed the market is that there was little breadth.2 Large-cap stocks dominated. Apple alone, the largest market cap company, rose 40% and added 1.3% to the S&P 500’s return. However, the average stock didn’t fare nearly as well, returning more than eight percentage points less than the S&P 500.3 The narrow breadth didn’t break any records but it was reminiscent of 1999 when the S&P 500 was up 21.04% and yet more than half the stocks in the index declined in price.4,5

Below, we posted a few charts to paint a picture of the challenging environment value investors are enduring. With data pulled from NYSE-listed companies, one can see a snapshot that’s anathema to our crowd. The median NYSE Price/Earnings ratio (P/E)6 is now more than 20x, a post-WWII high. The median Price/Cash Flow is also at a high, while the median Price/Book is “just” at its third highest but not far off of its peak. Since the dataset is as of June 30 each year, those ratios were only higher at year-end 2014. The fourth chart shows that the historic difference between high and low P/Es (the 1st and 5th quintile) is low. As pointed out by Jim Paulsen at Wells Capital, “during widespread valuation extremes (e.g., 1962, 1969, and today), P/E multiple dispersion tends to be relatively low.”7

Fund Summary	41
[1]	Mr. Miller won the World Championship in 2005 and 2008. A podium finish is 1st, 2nd, or 3rd.

[2]	Morningstar

[3]	As mentioned in first paragraph, the 2014 unweighted return of the Russell 3000 was 5.5%. Morningstar

[4]	Morningstar

[5]	Year-to-date, through Dec 3rd, 1,492 NYSE stocks are up 10% or more, yet 1,567 are down 10% or more. Among the larger movers, 391 are up more than 40% or more while 557 are down 40% or more.

[6]	Price-to earnings, or P/E is the price of a stock divided by its earnings per share.

[7]	Economic and Market Perspective. Wells Capital Management. James W. Paulsen. January 8, 2015.

Median price/earnings multiple for U.S. stocks*

*Based on all NYSE stocks with positive earnings for the last fiscal year calculated in June of each year since 1951 through 20148

Median price/cash flow multiple for U.S. stocks*

*Based on all NYSE stocks with positive earnings for the last fiscal year calculated in June of each year since 1951 through 20148

Median price to book multiple for U.S. stocks*

*Based on all NYSE stocks with positive earnings for the last fiscal year calculated in June of each year since 1951 through 20148

U.S. stock market price/earnings dispersion*

*Based on all NYSE stocks with positive earnings for the last fiscal year calculated in June of each year since 1951 through 20148

Past performance is no guarantee of future results

And here’s one last look at valuation. It’s now 50% pricier to buy the market for the average person than it was just a few years ago. The chart below shows how many hours someone must work to buy even one share of the SPDR S&P 500 ETF. U.S. stock ownership stands at 48%, a record low, so it’s no wonder quantitative easing has had a greater impact on Wall Street than it has on Main Street.9

42	Litman Gregory Funds Trust
[8]	Economic and Market Perspective. Wells Capital Management. James W. Paulsen. January 8, 2015.

[9]	BLS (The chart assumes people work 5 days/week, 8 hr/day)

Number of hours of work required for people in the U.S. to buy one unit of the SPDR S&P 500 ETF (based on median earnings)9 as of March 31, 2014

When we aren’t actively accumulating positions, we are still putting in long hours educating ourselves as to the merits of various businesses. Inactivity can be challenging for both the portfolio manager and the client.

As famed investor Charlie Munger recently explained, “Part of the reason we have a decent record is we pick things that are easy. Other people think they’re so smart that they can take on things that are really difficult. That proves to be more dangerous. You have to be shrewd and you have to be patient. You have to wait until something comes along which, at the price you’re paying, is easy. That’s contrary to human nature, too. Just to sit there all day doing nothing but waiting…. For an ordinary person, can you imagine just sitting there for five years doing nothing? It’s so contrary to human nature. You don’t feel active. You don’t feel useful, so you do something stupid.”10 In short, our money is invested alongside yours so we’re willing to look stupid for a time rather than act stupidly.

Rather than letting the market and its price fluctuations drive us, we steer a process that will hopefully allow equity-like rates of return over time while avoiding permanent impairments of capital. We do this by seeking knowledge. As American inventor and businessman Charles Kettering once said, “There is a great difference between knowing and understanding: You can know a lot about something and not really understand it.”11 It’s easy to know a lot of facts about a business but we really seek an understanding of the metrics that will determine a company’s success or failure. We firmly believe that if we understand a business first and then invest when its price becomes attractive, we will perform well over time.

Number of Hours

UTX

UTX is an example of such a business. As part of our research process, we look at a number of companies and industries each year. As you can tell from the fund’s relatively low turnover, most of that research does not result in a purchase or sale. We regularly nix potential investments because we find them too expensive or too difficult to understand. When we pass on investments solely due to valuation, we are left with “on deck” opportunities. These are companies that the group has thoroughly researched but decided that the price wasn’t attractive enough to warrant purchase. We keep track of these companies and patiently wait for the day when they become available at a price that represents good, long-term value. UTX was one such opportunity that presented itself during the short-lived market dip last October.

UTX is an industrial conglomerate with leading positions in aerospace systems, aerospace engines (Pratt & Whitney), helicopters (Sikorsky), elevators (Otis), climate control (Carrier) and fire/security systems. Each division is a leader in its respective field and features important long-term competitive advantages. UTX generates roughly 50% of its profits from aerospace and 50% from commercial buildings. The strength of the operating businesses has allowed UTX to earn an average return on invested capital in the mid 20’s through the recent economic cycle (i.e., the last 6 years).

Based on our estimate, UTX was available at an owner’s yield of approximately 7% so we established a position. The company’s current valuation presented a reasonable entry price to a wonderful collection of businesses. What’s more, we think earnings will grow faster than gross domestic product (GDP) and we anticipate company executives will prudently manage capital over the long-term.

We hope to hold businesses like UTX for a long time and welcome the chance to add to our position at lower prices.

High Yield

Oil has declined by more than half in the last year. With energy companies representing 14%-15% of the high-yield bond index, it shouldn’t come as a surprise that we are beginning to troll the energy sector. We have a few prospective investments on the table but have only pulled the trigger on two thus far. We’d like to be assured of a return of our capital without having to make too large a wager on the price of oil. Should oil prices remain low for some period of time, we expect additional opportunities to increase our investments. Our chosen path is littered with the bonds of the forced seller, which is how we ended up with large exposure to the debt of finance companies in 2008/9. The bonds of oil-related businesses have yet to reach prices that offer the best combination of yield and collateralization and a significant margin of safety given conservative expectations for the price of oil.

Economy

The economy got an immediate shot in the arm from falling oil prices. The average American household spent almost $3,000 in 2013 at the pumps so the dramatic decline in oil prices has

Fund Summary	43
[9]	ADI is the distributor for the SPDR S&P 500 ETF

[10]	Daily Journal Corp. annual meeting September 10, 2014.
[11]	Marc Faber Doom Boom Gloom Report, March 2012

Past performance is no guarantee of future results

Gallup. http://www.gallup.com/poll/162353/stock-ownership-stays-record-low.aspx created annual savings of about $1,000. That money is now finding its way to Wal-Mart and similar stores rather than being swallowed in the tank to get to them.12 This affects the economy the same as a tax cut, resulting in about a trillion dollar benefit.

There will, of course, be intermediate-term ramifications as many energy companies cut capital spending jobs in the field and, in turn, suppliers are forced to make their own cuts. Some sovereign nations, from Nigeria to Venezuela, will get slammed and America itself is not immune. The Manhattan Institute reported in a 2014 study that “in recent years, America’s oil and gas boom has added $300-$400 billion annually to the economy – without this contribution, GDP growth would have been negative.”13 We can’t say for sure but the slowing effect of a weak oil and gas industry may just be starting. Only time will tell if the fall in the price of oil is temporary or permanent.

Low oil prices push inflation lower, with certain developed economies already experiencing deflation. This, in turn, takes pressure off of central banks to raise interest rates, giving them more latitude to keep their foot on the gas. Since the U.S., Japan and now Europe either don’t have the balance sheets or the necessary structure to engage in fiscal policy, aggressive monetary policy has been the default result.14 Not enough time has passed to know the ultimate outcome of the unprecedented quantitative easing of the Federal Reserve, the Bank of Japan (BOJ) and now the European Central Bank (ECB).

Nevertheless, we fear the medicine more than the disease and worry about what all of this means, at some point in the future, for the health of the world economy. We espouse less of a view but do admit to having a pit in our stomach.

Along those lines, it’s surprising—with the price of oil down 55% in just a few months—that there haven’t been any significant losses reported at financial and/or trading institutions. Given the natural hedging of utilities, airlines, E&P15 companies and others, it’s remarkable that we haven’t seen the headlines of parties on the other side of those transactions reporting significant losses.

Conclusion

Not only is the stock market at a new high but so is the dollar and that’s despite continued low interest rates. It does beg the question: Are stocks in developed economies only as good as their respective central banks allow them to be? At some point, the market intervention will end, hopefully plying us with opportunity, but we are careful for what we wish for.

We are investors who have had the good fortune of like-minded people like you placing their hard-earned money alongside ours. We hesitate to call that a profession as investing is something we enjoy doing. Frankly, we would do it anyway if we were out on our own. That’s why we look more at how we perform over 5, 10 or 20+ years and we don’t particularly worry about what happens over the near-term. Right now, we continue to feel like it is summer in the Rockies and we’re looking at the slopes hoping for snow.

44	Litman Gregory Funds Trust
[12]	U.S. Energy Information Administration. http://www.eia.gov/todayinenergy/detail.cfm?id=9831

[13]	http://www.manhattan-institute.org/html/pgi_04.htm#.VL7Nlk0tHGh

[14]	By lack of structure, we refer to the fact that although monetary policy is the domain of a central authority (ECB), fiscal policy is conducted in separately in each country.

[15]	Exploration and production

Loomis Sayles Commentary

Reporting Period: 01/01/2014 – 12/31/2014

Market Conditions

US Treasury yields moved steadily lower during the year. The yield on the 10-year Treasury note declined 87 basis points to 2.17%, and the 30-year Treasury bond declined 121 basis points to 2.75%. Improvements in the economy, which led to the end of quantitative easing (QE) in the US, were offset by geopolitical worries, including events in Ukraine and Iraq and the decline in oil prices. US Treasury volatility, as measured by the Merrill Option Volatility Estimate (MOVE) Index, increased throughout the year.

After experiencing multi-year lows in June, credit spreads (the yield differences between Treasury and non-Treasury bonds of similar maturity) widened through the fourth quarter and finished the year near recent highs. High yield spreads remained elevated following two market volatility spikes late in the year. As yields fell during the year, investment grade corporates were able to outperform high yield corporates due to their longer duration (greater price sensitivity to interest rate changes). Demand for European investment grade corporates strengthened as the year progressed, as spreads priced in the potential for further easing from the European Central Bank (ECB).

The US dollar staged a massive rally during the year, largely driven by diverging growth and interest rate projections for the US compared with the rest of the world. Increasingly accommodative central bank policies from the Bank of Japan and the ECB caused the yen and euro to fall by approximately 12% each versus the US dollar. Falling oil prices also pressured the currencies of commodity exporters in developed and emerging markets, with the Russian ruble, Colombian peso and Norwegian krone hit the hardest. In addition, political tensions placed additional pressure on Eastern European currencies.

Portfolio Review

The fund’s positive performance was diversified across several sectors, with the majority of return generated from securitized credits, investment grade corporates and currency positioning. In addition, the fund’s exposure to convertibles and dividend-paying equities supported results. Duration hedging, mitigating overall duration, detracted from the portfolio as we were positioning for stronger US economic data.

The Fund’s securitized holdings, particularly non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), generated positive return in 2014. Despite the slowdown in the US real estate market recovery during the second half of the year, the yield advantage in these asset classes attained earlier in the year benefited return. In addition, the fund’s currency positioning aided performance, as the US dollar continued to strengthen amid diverging monetary policies. As a result, some of the fund’s short currency positions, namely in the Mexican peso, Japanese yen and Colombian peso, aided performance. Elsewhere, the fund’s investment grade corporate bonds lifted performance despite the fact that US spreads widened during the second half of the year. Sustained demand for corporates in general and flat spreads among euro investment grade securities due to the potential for further ECB easing buoyed return, particularly from selected holdings in the banking, electric and communication industries. The fund’s convertible securities also aided performance, benefiting from the uptick in equity markets. In particular, selected holdings in the technology and consumer non-cyclical industries performed well. In addition, the fund’s dividend-paying equities, particularly consumer non-cyclical and communication names, contributed to performance.

Meanwhile, in an attempt to mitigate downside equity risk, the fund held short positions in S&P 500 E-mini futures, a hedge for the fund’s convertible bond and equity positions. These positions weighed on performance. In addition, the fund’s duration management tools, including the use of interest rate futures and swaptions (options on interest rate swaps), detracted from performance. Short positions on the 10-year Treasury note were the most notable laggards, as the middle intermediate to long end of the US yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) the flattened during the year. The fund also used currency forwards to hedge long positions in local currencies or tactically to short specific currencies; these strategies aided results. Credit default swaps (CDS) and credit default swaps on indices (CDX) were used for emerging market, high yield and investment grade exposure. These positions reduced performance.

Outlook

We continue to temper our assessment for the ability of rates to rise this cycle. We believe the 10-year US Treasury will rise slowly in 2015 and reach 3% by the end of year. Longer term, the Fed is expected to raise rates in anticipation of rising wages. The ultimate pace of hikes should rest on three factors. 1) the pace of wage growth will mainly set the tone for how fast the Fed will hike. 2) major deviations from their inflation forecasts, and 3) how financial conditions change in reaction to Fed tightening. Further, there is potential for increased rate volatility as the market digests the date and pace of future rate hikes.

The U.S. is in the expansion phase of its credit cycle (a cyclical pattern that follows credit availability and corporate health). U.S. credit spreads have widened from historical tights due to falling oil prices and perhaps deteriorating corporate health. As a result, spreads look cheaper with potential for pockets of value. But the global bond market remains challenging, as desynchronized recoveries among major economies should extend the global economic recovery and keep inflation low.

Among emerging markets, large economies such as China, Brazil and Russia are facing much slower growth, reversing the improving trends of the past. Geopolitical risks continue to increase with turmoil in the Middle East, Eastern Europe and East Asia. However, improving growth in the developed world should be a positive factor for emerging markets. In addition, slow growth in Europe and the potential for enhanced liquidity measures from the ECB could provide support to the higher-yielding emerging markets.

We expect the dollar’s strength to continue, given the relative strength of the US economy. We expect the Mexican peso to

Fund Summary	45

appreciate due to the reforms the country is implementing. We believe the euro and yen will depreciate, as the ECB and Bank of Japan continue to reflate their economies with easy monetary conditions.

Passport Capital Commentary

Passport is honored to be included as a sub-advisor to the Litman Gregory Masters Alternative Strategies Fund. We admire and respect Litman Gregory Asset Management’s experience and knowledge in the alternatives arena, and we look forward to a productive long-term relationship.

For those of you unfamiliar with Passport Capital, we are a San Francisco-based alternative investment adviser with over $4 billion in assets under management.1 Our investment process seeks to identify and capitalize on long-term secular changes that the markets either don’t understand or don’t see coming. We have 71 employees, 31 of whom are on the investment team.2 Our investment process incorporates macroeconomic views, classic bottom-up fundamental research and quantitative risk management tools. The firm was founded in August of 2000 by John Burbank.

Passport was added as a sub-advisor to the Fund in the fourth quarter of 2014, so we’d like to take this opportunity to discuss salient trends in 2014. To begin to reflect on 2014, we need to cover a few important events in 2013. It was during the second quarter of 2013 that Ben Bernanke, then-Chair of the U.S. Federal Reserve System, announced the intention to taper bond purchases (otherwise known as quantitative easing or “QE”). The signaling effect to investors was that private sector deleveraging was coming to an end, bond purchases would eventually conclude and, thereafter, rates would begin to rise. Investors read into this and concluded that the Federal Reserve had confidence that growth would be sufficient to obviate the need for future accommodations. The net result was an immediate and dramatic regime shift in the type of assets investors preferred: investors aggressively shed low beta assets on concerns that rates would move higher. For the first time in several years, price momentum shifted from low-beta, yield-

oriented assets to high-beta, growth assets. Treasury yields rose, bond funds saw outflows over the remainder of 2013 and equity funds globally saw significant inflows.

From the end of May 2013 through late February 2014, we saw a strong regime for risk assets, such as high growth and high beta securities. By late February, however, a new reality began to set in: global growth dependent on China infrastructure disappointed, as China’s transition away from fixed asset investments and towards consumption negatively affected commodity prices and contributed to lower overall levels of growth. As the developed markets began to discount the end of QE, the tone became more and more “risk off” as investors generally shied away from assets they perceived as “riskier”, despite broad equity index returns still being positive. In the Russell 1000, high beta stocks underperformed low beta stocks. Low beta was led by utilities, health care, REITs, and staples. With the exception of biotechnology, most of the sectors that saw price-earnings appreciation last year included many low returning, so-called “safe” assets. As 2014 progressed, investors unwound a lot of the enthusiasm prevalent in 2013 and went back to investing in bonds and equities perceived as safe.

From November 20, 2014, the start of our mandate, our investments for the Fund benefited from short exposure in basic materials and energy. Detractors for the period were our longs in the energy and technology sectors as well as our longs in Saudi Arabia. Crude oil prices peaked in June, and declined slowly until October when the pace of decline really started to accelerate. In mid-October we observed the macro implications of falling interest rates, declining oil, and low beta equities outperforming. It was a significant macro inflection with wide-ranging implications. While it took time to assemble the pieces, by late Q4 we generally positioned our portfolio for the Fund to be short energy equities and long companies benefiting from a stronger U.S. dollar.

Again, we at Passport appreciate the opportunity to sub-advise on the Litman Gregory Masters Alternatives Fund, and we look forward to a productive long-term relationship.

[1]	As of December 31, 2014.
[2]	As of December 31, 2014.

The views expressed above reflect those of the portfolio managers only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Litman Gregory Fund Advisors, DoubleLine, FPA, Loomis Sayles, Passport, Water Island, or any other person in those organizations. Any such views are subject to change at any time based upon market or other conditions and Litman Gregory, DoubleLine, FPA, Loomis Sayles, Passport, and Water Island disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because the portfolio managers’ investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

46	Litman Gregory Funds Trust

Water Island Capital Commentary

Environment

For event-driven investors, 2014 was a challenging year but not for want of opportunities. A slow-growth global economy, relatively cheap financing terms, cash-rich balance sheets and rich acquisition currency reignited efforts to unlock shareholder value through spin-offs, restructurings, refinancings, acquisitions or other corporate actions. We witnessed the return of hostile offers, topping bids and acquirers themselves becoming targets in the midst of the fray, while at the same time, activist investors agitated boards into complicated corporate restructurings. This combined with a benign interest rate environment served to generate a virtually insatiable demand for high yield paper and leveraged loans. Global mergers and acquisitions in 2014 reached $3.6 trillion, the highest level since 2007 (according to Dealogic) and 332 activist led campaigns were launched, the most ever (according to the WSJ-FactSet Activism Scorecard). However, as if the markets wanted to make sure investors didn’t get too comfortable, a record $700 billion of deals failed to reach completion.

For most of the year, spreads on deals were abnormally narrow, and some were even negative (meaning the target’s shares traded higher than the offer price in anticipation of a topping bid). This optimism also spilled over to the skyrocketing shares of companies who announced nearly any type of restructuring initiative—as if any potential benefits immediately accelerated to the bottom line. All of this abruptly changed during a 24-hour period in August when: Walgreen Co decided not to move forward with a rumored tax-inversion restructuring, news of the Obama administration formulating rules to curb the benefits of tax inversions emerged and two large speculative deals collapsed (21st Century Fox’s $80 billion bid for Time Warner and Sprint’s $32 billion offer for T-Mobile US).

Inversion Aversion: But the real pain was caused by the reverberations from the withdrawal of AbbVie’s $55 billion offer for Shire Plc. When news the deal might be terminated emerged in mid-October, Shire’s stock, which had a vertiginous run due to its own potential as an acquisition target, plummeted by 30% while AbbVie’s shares jumped by 5%. This massive spread-widening blew away levered, unhedged speculators and forced many into de-risking (i.e., selling) mode. The ensuing sell-off caused a widespread reassessment of portfolio risk throughout the industry and triggered another downdraft for tax inversions.

Oil Slick: Another factor bringing volatility back to the event-driven space was the steep and swift decline in crude prices over the last six months. This weighed heavily on the US High Yield (HY) market, where energy accounts for 15% of the index. When oil prices began their rapid slide, there were too many bonds to sell and too few buyers to be found—a phenomenon exacerbated by lower market liquidity brought about by Dodd-Frank rules that have significantly reduced the large Wall Street banks’ role as a middleman. This turmoil spread to other parts of the HY market, but especially to lower-quality credits where investors demanded more yield to compensate for the perception of increased risk.

Portfolio Discussion

Water Island Capital recorded a loss of 0.99 % in the fourth quarter of 2014 and 0.73% for 2014. In the same respective periods, HFRI ED Merger Arbitrage Index fell -0.08% and increased 1.63% while HFRI Event-Driven Index lost -1.43% and gained 1.10%.

Substrategy	Gross Contribution to Returns 2014
Merger Arbitrage	2.08%
Credit Opportunities	0.02%
Equity Special Situations	-0.88%

Past performance is no guarantee of future results

Merger arbitrage was a bright spot in the portfolio for the year as spreads widened for many of the reasons noted above. The autumn sell-off across the merger arbitrage landscape gave us a chance to shift capital into more attractive opportunities. Examples include positions in tax-inversions such as Actavis’ $67 billion winning bid for Allergan (which we already owned given Valeant Pharmaceutical’s six month pursuit) and Medtronic’s $43 billion offer for Covidien. Arbitrage spreads in general continue to remain elevated relative to recent years and our experience has shown that increased volatility can (but not always) provide a tailwind (Fig. 1).

The returns of HFRX Merger Arbitrage Index and Arbitrage Fund, which doesn’t employ leverage, have benefited from periods of market volatility, indicated by when the VIX was above 20, its historical average. Date range: 4/1/03-10/31/14

Past performance is no guarantee of future results

Fund Summary	47

The credit opportunities sleeve recorded a slight gain for the year, but was weighed down by late year selling in energy positions. This turmoil infected the high yield market, but especially impacted lower-quality credits where investors demanded more yield to compensate for the perception of increased risk. The price dislocation in non-investment grade credits, however, offered a compelling opportunity to grow positions in attractive situations such as the convertible bonds of Cubist Pharmaceuticals. Cubist is being bought by Merck for $8.4 billion in cash, and its convertible debt must be redeemed when the transaction closes.

The equity special situations substrategy navigated a challenging investment environment during the second half of the year as a general de-risking across the space overwhelmed the first half’s gains. The sell-off triggered by the demise of the AbbVie/Shire deal caused a widespread reassessment of portfolio risk throughout the industry, triggering a rebalancing that led to another downdraft in event-driven situations. This return of volatility has led us to opportunities in technology, healthcare and energy sectors. For example, we were rewarded by our recently initiated position in Talisman Energy after Spain’s Repsol offered $8.5 billion for the company in late December, and we expect further consolidation will be an outcome of the steep fall in oil prices. Other situations include restructurings that have recently sold off. One such example is Manitowoc, which operates two disparate businesses (food service and crane manufacturing) where activists have accumulated large positions to agitate for a split.

Contributors: Hillshire Brands was our top performing position for the year. The food processing company went from being an acquirer to becoming the target of an $8.4 billion bidding war ultimately won by Tyson Foods. Another topping bid that led to one of our highest contributing positions involved Yamana Gold and Agnico-Eagle Mines’ joint $3.4 billion battle for Osisko Mining that completed in June. Our post-merger investment in the shares of American Airlines Group, the company formed from the 2013 merger of American Airlines and US Airways, also paid off as investors recognized the potency of the combination creating the world’s largest airline.

Detractors: Following a disappointing third quarter earnings release shares of Genworth Financial, a life insurance and mortgage insurance company, fell by 35%. Despite our view that the mortgage insurance division would be the key driver of shareholder value over the years ahead, we were disappointed by the long-term care results and believe the overhang will remove any positive momentum from the mortgage insurance business for the foreseeable future. We have exited our position and will monitor developments as the company executes on its turnaround plan. Our bond holdings in Forest Oil’s reverse merger with privately-held Sabine Oil & Gas was a victim of the rapid descent in energy prices, as the pro forma company revised terms of the merger agreement to avoid crucial bondholder change of control provisions. When news of the revision was released, Forest Oil bonds dropped nearly 50% as arbitrageurs and other investors frantically exited their positions. While fortunate to have exited the position before the announcement, we were nonetheless negatively impacted by 45 basis points.

Outlook

As 2015 unfolds, we expect corporate catalysts to be as abundant in the year ahead as they were in 2014 because the same driving forces focused on unlocking shareholder value are still in place. We also anticipate a higher level of mergers, acquisitions, and asset sales which should lead to numerous merger-related and refinancing opportunities in the year ahead as companies look to justify or increase enterprise value.

At the “harder” (more definitive) end of the event-driven space, definitive mergers, spin-offs, and re-financings are gaining more attention within our portfolio, given the recent re-pricing of risk. The “softer” catalysts that we track are offering even more compelling return profiles, but at the expense of wider price volatility and extended or uncertain timelines. Challenges in the energy sector should also lead to opportunities ranging from select longs and shorts, capital structure trades, and debt-for-equity swaps to address stressed or distressed balance sheets.

As market volatility reverts to normalized levels, we expect investors will again differentiate opportunities in ways we have not witnessed over the past three years, when the flood of central bank liquidity made discernment based on fundamentals futile. Moreover, much of the froth prevalent in the first half of 2014 has been expunged from the space. The recent volatility in the markets allowed us to be more selective in the events we own and offers us attractive entry points to grow positions, which raises our expectations for future returns. All of this makes us optimistic about the prospects for the event-driven investment strategy.

Thank you for your continued support and trust.

Sincerely,

48	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	STRATEGY
Jeffrey Gundlach	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	20%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	25%	Absolute Return Fixed Income
John Burbank III Tim Garry	Passport Capital, LLC	10%	Long-short Equity
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	20%	Arbitrage

Fund Summary	49

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
COMMON STOCKS: 38.3%

Consumer Discretionary: 5.9%
22,867	Bob Evans Farms, Inc.	$1,170,333
21,613	Charter Communications, Inc. - Class A*	3,601,158
102,087	DIRECTV*(a)	8,850,943
4,832	DISH Network Corp. - Class A*	352,204
67,141	Dollar General Corp.*	4,746,869
93,098	Family Dollar Stores, Inc.	7,374,293
39,673	Ford Motor Co.	614,932
10,557	General Motors Co.	368,545
804,200	Genting Malaysia Bhd	936,106
6,848	Home Depot, Inc. (The)	718,835
89,700	Interpublic Group of Cos., Inc. (The)	1,863,069
17,739	Liberty TripAdvisor Holdings, Inc. - Class A*	477,179
11,511	Lowe’s Cos., Inc.	791,957
41,945	Media General, Inc.*	701,740
29,678	Naspers Ltd. - Class N	3,894,401
5,904	Netflix, Inc.*(a)	2,016,865
37,844	Perry Ellis International, Inc.*	981,295
158,900	Regis Corp.*	2,663,164
26,300	Rent-A-Center, Inc.	955,216
14,009	Starbucks Corp.	1,149,438
14,009	Time Warner Cable, Inc.	2,130,209
43,833	TRW Automotive Holdings Corp.*(a)	4,508,224
54,333	Twenty-First Century Fox, Inc. - Class A	2,086,659
3,081	Viacom, Inc. - Class B	231,845
114,470	Vipshop Holdings Ltd. - ADR*	2,236,744
75,500	WPP Plc	1,581,855
5,303	Wynn Resorts Ltd.(a)	788,874
30,585	Yum! Brands, Inc.	2,228,117

		60,021,069

Consumer Staples: 2.9%
4,830	Altria Group, Inc.	237,974
30,217	Anheuser-Busch InBev N.V. - ADR	3,393,974
25,900	Carlsberg A/S - Class B	2,015,083
22,928	CVS Health Corp.(a)	2,208,196
7,239	Energizer Holdings, Inc.	930,646
5,100	Henkel AG & Co. KGaA	496,436
9,806	Molson Coors Brewing Co. - Class B	730,743
59,104	Nutreco N.V.	3,181,645
223,800	Orkla ASA	1,529,896
36,239	Pantry, Inc. (The)*	1,343,017
256,061	Safeway, Inc.(a)	8,992,862
25,724	Tyson Foods, Inc. - Class A	1,031,275
40,900	Unilever N.V.	1,615,454
3,641	Wal-Mart Stores, Inc.	312,689
14,300	Walgreens Boots Alliance, Inc.	1,089,660

		29,109,550

Energy: 2.7%
21,152	Baker Hughes, Inc.	1,185,993
7,000	California Resources Corp.*	38,570
36,600	Canadian Natural Resources Ltd.	1,130,208
40,550	CONSOL Energy, Inc.	1,370,995
49,154	Dresser-Rand Group, Inc.*(a)	4,020,797
44,027	Energy Transfer Equity L.P.	2,526,269
44,358	Exterran Holdings, Inc.	1,445,184

Shares		Value
Energy (continued)
2,854	Exxon Mobil Corp.	$263,852
148,200	Gazprom OAO - ADR	671,346
98,500	Hornbeck Offshore Services, Inc.*	2,459,545
116,002	Ithaca Energy, Inc.*	118,987
29,075	Kinder Morgan, Inc.	1,230,163
15,600	Lukoil OAO - ADR	598,840
22,614	Marathon Petroleum Corp.	2,041,140
27,900	Occidental Petroleum Corp.(a)	2,249,019
28,318	Peabody Energy Corp.	219,181
63,200	Rosneft OAO - GDR	221,832
46,929	Schlumberger Ltd.	4,008,206
433,800	Surgutneftegas OAO - (Preference Shares)	208,224
102,757	Weatherford International Plc*	1,176,568
178,717	Yancoal Australia Ltd.*	22,641

		27,207,560

Financials: 5.5%
1,819	Alleghany Corp.*	843,107
76,600	American International Group, Inc.(a)	4,290,366
654,378	American Realty Capital Healthcare Trust, Inc.(a)	7,787,098
65,100	Aon Plc(a)	6,173,433
39,704	Associated Estates Realty Corp.	921,530
110,900	Bank of America Corp.	1,984,001
24,762	Carfinco Financial Group, Inc.	239,264
20,000	CIT Group, Inc.	956,600
68,800	Citigroup, Inc.	3,722,768
254,000	Countrywide Plc	1,727,487
30,819	Discover Financial Services	2,018,336
107,784	GAGFAH S.A.*	2,412,944
185,585	Glimcher Realty Trust	2,549,938
22,800	Groupe Bruxelles Lambert S.A.	1,952,012
11,857	Macerich Co. (The)	988,992
38,023	McGraw Hill Financial, Inc.	3,383,287
193,919	Morgan Stanley B.V.	2,841,255
5,643	Oslo Bors VPS Holding ASA	57,317
114,344	Protective Life Corp.(a)	7,964,060
238,900	Sberbank of Russia - (Preference Shares)	147,318
58,600	Sberbank of Russia - ADR	226,958
208,600	Walter Investment Management Corp.*	3,443,986

		56,632,057

Health Care: 6.9%
173	Actavis Plc*	44,532
61,262	Allergan, Inc.	13,023,689
260,097	Avanir Pharmaceuticals, Inc.*	4,408,644
997	Cardinal Health, Inc.	80,488
90,458	CareFusion Corp.*(a)	5,367,778
1,906	CONMED Corp.	85,694
65,869	Covance, Inc.*	6,839,837
138,774	Covidien Plc(a)	14,193,805
61,897	Cubist Pharmaceuticals, Inc.*(a)	6,229,933
8,303	Eli Lilly & Co.	572,824
14,003	Endo International PLC*	1,009,896
42,900	Express Scripts Holding Co.*	3,632,343
25,115	Gilead Sciences, Inc.*(a)	2,367,340
210,004	H. Lundbeck A/S(b)	16,443
2,158	Haemonetics Corp.*	80,752

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
COMMON STOCKS (CONTINUED)
Health Care (continued)
2,702	Intuitive Surgical, Inc.*	$1,429,196
3,977	Johnson & Johnson	415,875
43,890	Kindred Healthcare, Inc.	797,920
8,982	Pfizer, Inc.	279,789
23,293	Prosensa Holding N.V.*	436,744
1,267	STERIS Corp.	82,165
706	Teleflex, Inc.	81,063
31,200	Thermo Fisher Scientific, Inc.(a)	3,909,048
245,666	Trius Therapeudics, Inc.*(b)	40,117
26,316	UnitedHealth Group, Inc.(a)	2,660,285
151,089	Volcano Corp.*	2,701,471

		70,787,671

Industrials: 2.6%
76,587	B/E Aerospace, Inc.*(a)	4,443,578
58,304	Civeo Corp.	239,629
40,325	Danaher Corp.	3,456,256
12,345	Hubbell, Inc. - Class B	1,318,816
5,300	Jardine Matheson Holdings Ltd.	323,035
18,400	Jardine Strategic Holdings Ltd.	629,280
30,100	Joy Global, Inc.	1,400,252
41,820	KLX, Inc.*	1,725,075
2,900	Manitowoc Co., Inc. (The)	64,090
297,500	Meggitt Plc	2,405,203
48,605	NOW, Inc.*(a)	1,250,607
43,026	SolarCity Corp.*	2,301,031
17,500	Sound Holding FP Luxemburg*(b)	637,797
23,314	Stanley Black & Decker, Inc.	2,240,009
16,500	Sulzer AG	1,760,177
19,100	United Technologies Corp.	2,196,500

		26,391,335

Information Technology: 8.7%
128,132	Actuate Corp.*	845,671
23,400	Analog Devices, Inc.	1,299,168
20,312	Apple, Inc.	2,242,039
55,400	ARRIS Group, Inc.*	1,672,526
34,279	AVG Technologies N.V.*	676,667
8,505	Baidu, Inc. - ADR*	1,938,885
744	Calix, Inc.*	7,455
165,822	Cisco Systems, Inc.(a)	4,612,339
13,243	Cypress Semiconductor Corp.*	189,110
51,841	EMC Corp.(a)	1,541,751
51,832	Facebook, Inc. - Class A*	4,043,933
10,596	Google, Inc. - Class A*(a)	5,622,873
1,891	Google, Inc. - Class C*	995,422
27,200	Intel Corp.(a)	987,088
48,431	Juniper Networks, Inc.(a)	1,080,980
4,603	LinkedIn Corp. - Class A*	1,057,355
126,800	Microsoft Corp.(a)	5,889,860
171,700	Oracle Corp.(a)	7,721,349
18,100	QUALCOMM, Inc.	1,345,373
19,412	salesforce.com, Inc.*	1,151,326
216,148	Sapient Corp.*	5,377,762
62,300	TE Connectivity Ltd.	3,940,475
202,724	Tencent Holdings Ltd.	2,941,382
4,092	Texas Instruments, Inc.	218,779
522,160	Tokyo Electron Ltd. - ADR(a)	9,962,813
539,322	TriQuint Semiconductor, Inc.*	14,858,321

Shares		Value
Information Technology (continued)
134,762	Yahoo!, Inc.*(a)	$6,806,829

		89,027,531

Materials: 2.3%
185,200	Alcoa, Inc.	2,924,308
35,968	Berry Plastics Group, Inc.*	1,134,790
25,716	CF Industries Holdings, Inc.*(a)	7,008,639
22,129	Methanex Corp.	1,014,172
33,900	MMC Norilsk Nickel OJSC - ADR	482,058
79,400	Norsk Hydro ASA	449,801
34,385	Osisko Gold Royalties Ltd.*	485,477
58,907	Owens-Illinois, Inc.*	1,589,900
84,197	Rockwood Holdings, Inc.(a)	6,634,724
14,572	Sigma-Aldrich Corp.(a)	2,000,298
7,825	Tronox Ltd. - Class A	186,861

		23,911,028

Telecommunication Services: 0.8%
55,524	Globalstar, Inc.*	152,691
70,673	HC2 Holdings, Inc.*	595,773
189,436	Jazztel Plc*	2,876,918
59,029	Leap Wireless International, Inc.*(b)	152,295
1,196	Level 3 Communications, Inc.*	59,059
26,616	SoftBank Corp.	1,600,979
59,082	T-Mobile US, Inc.*(a)	1,591,669
29,127	Vodafone Group Plc - ADR	995,270

		8,024,654

TOTAL COMMON STOCKS (cost $361,662,603)		391,112,455

RIGHTS/WARRANTS: 0.0%
260,822	Cubist Pharmaceuticals, Inc.* (Expiration date: 02/02/15)	10,433

TOTAL RIGHTS/WARRANTS (cost $576,575)		10,433

PREFERRED STOCKS: 0.7%

Consumer Staples: 0.1%
22,939	Tyson Foods, Inc. 4.750%	1,154,749

Energy: 0.0%
215	Chesapeake Energy Corp. 5.750%(C)	220,644
1,300	NextEra Energy, Inc. 5.889%	87,022

		307,666

Financials: 0.4%
1,204	Ally Financial, Inc. 7.000%(C)	1,209,531
7,943	Crown Castle International Corp. 4.500%	818,049
8,656	iStar Financial, Inc. 4.500%	513,907
26,299	Weyerhaeuser Co. 6.375%	1,517,452

		4,058,939

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Shares		Value
PREFERRED STOCKS (CONTINUED)
Materials: 0.1%
13,180	Alcoa, Inc. 5.375%	$664,931
17,456	ArcelorMittal 6.000%	310,389

		975,320

Utilities: 0.1%
9,207	Dominion Resources, Inc. 6.375%	478,856
1,244	Dominion Resources, Inc. 6.125%	74,653
1,118	Dominion Resources, Inc. 6.000%	67,214

		620,723

TOTAL PREFERRED STOCKS (cost $6,800,761)		7,117,397

EXCHANGE-TRADED FUNDS: 0.2%
5,664	iPATH S&P 500 VIX Short-Term Futures ETN*	178,473
30,001	iShares China Large-Cap ETF	1,248,641
4,094	iShares Core S&P Mid-Cap ETF	592,811

TOTAL EXCHANGE-TRADED FUNDS (cost $1,995,146)		2,019,925

Principal Amount^
ASSET-BACKED SECURITIES: 3.0%
	American Express Credit Account Master Trust
$345,000	Series 2013-1-A 0.581%, 02/16/2021(d)	346,683
250,000	Series 2013-3-A 0.980%, 05/15/2019	250,011
845,000	Series 2014-2-A 1.260%, 01/15/2020	843,433
	AmeriCredit Automobile Receivables Trust
252,000	Series 2013-4-D 3.310%, 10/08/2019	256,288
	APIDOS CLO XIX
1,000,000	Series 2014-19A-D 3.957%, 10/17/2026(c)(d)	951,199
	Babson CLO Ltd. 2014-III
1,000,000	Series 2014-3A-D2 4.632%, 01/15/2026(c)(d)	1,000,052
1,000,000	Series 2014-3A-E2 6.732%, 01/15/2026(c)(d)	985,544
	Ballyrock CLO LLC
500,000	Series 2014-1A-B 3.431%, 10/20/2026(c)(d)	491,981
500,000	Series 2014-1A-C 3.981%, 10/20/2026(c)(d)	477,127
	Bayview Opportunity Master Fund IIIA Trust
508,864	Series 2014-18NP-A 3.228%, 07/28/2034(c)(e)	511,483

Principal Amount^		Value
	Capital One Multi-Asset Execution Trust
$ 425,000	Series 2013-A3-A3 0.960%, 09/16/2019	$423,611
200,000	Series 2014-A2-A2 1.260%, 01/15/2020	199,854
	Chase Issuance Trust
1,040,000	Series 2014-A5-A5 0.531%, 04/15/2021(d)	1,037,720
155,000	Series 2014-A7-A 1.380%, 11/15/2019	154,481
	Colony American Homes
610,000	Series 2014-1A-C 2.100%, 05/17/2031(c)(d)	595,821
	Cronos Containers Program I Ltd.
604,352	Series 2014-2A-A 3.270%, 11/18/2029(c)	604,579
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(e)	689,059
	Discover Card Execution Note Trust
565,000	Series 2014-A5-A 1.390%, 04/15/2020	564,166
	Global Container Assets 2014 Holdings Ltd.
300,000	7.500%, 01/05/2030(b)	300,000
815,000	6.000%, 01/05/2030(b)	815,000
1,185,000	0.000%, 01/05/2030(b)	1,077,569
	GSAA Home Equity Trust
916,076	Series 2006-10-AF5 6.448%, 06/25/2036(e)	557,163
	Invitation Homes Trust
530,000	Series 2014-SFR1-B 1.662%, 06/17/2031(c)(d)	526,163
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 5.081%, 11/25/2036(e)	962,451
	Lehman XS Trust
3,000,000	Series 2005-6-3A3A 5.760%, 11/25/2035(e)	1,815,777
2,192,879	Series 2006-8-3A3 5.213%, 06/25/2036(e)	1,947,834
	Long Beach Mortgage Loan Trust
284,348	Series 2005-WL2-M1 0.640%, 08/25/2035(d)	282,630
	Octagon Investment Partners XXI Ltd.
1,000,000	Series 2014-1A-C 3.884%, 11/14/2026(c)(d)	943,055
1,000,000	Series 2014-1A-D 6.834%, 11/14/2026(c)(d)	986,341
	Octagon Investment Partners XXII Ltd.
500,000	Series 2014-1A-D2 4.871%, 11/22/2025(c)(d)	501,009
500,000	Series 2014-1A-E2 7.041%, 11/22/2025(c)(d)	499,836
	OneMain Financial Issuance Trust
490,000	Series 2014-1A-A 2.430%, 06/18/2024(c)	489,990
705,000	Series 2014-2A-A 2.470%, 09/18/2024(c)	707,764
265,000	Series 2014-2A-B 3.020%, 09/18/2024(c)	265,164

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
ASSET-BACKED SECURITIES (CONTINUED)
	OneMain Financial Issuance Trust (continued)
$ 1,120,000	Series 2014-2A-D 5.310%, 09/18/2024(c)	$1,125,936
	Residential Asset Mortgage Products, Inc.
205,393	Series 2006-RS5-A3 0.340%, 09/25/2036(d)	200,036
	Residential Asset Securities Corp. Trust
412,691	Series 2006-EMX2-A2 0.370%, 02/25/2036(d)	407,841
1,871,267	Series 2006-EMX6-A3 0.320%, 07/25/2036(d)	1,688,004
426,729	Series 2007-KS4-A2 0.350%, 05/25/2037(d)	425,295
	Sierra Timeshare Receivables Funding LLC
42,723	Series 2012-1A-A 2.840%, 11/20/2028(c)	43,340
187,329	Series 2013-1A-A 1.590%, 11/20/2029(c)	186,945
483,419	Series 2013-3A-A 2.200%, 10/20/2030(c)	480,865
	SoFi Professional Loan Program LLC
105,000	Series 2014-B-A1 1.405%, 08/25/2032(c)(d)	105,226
	Springleaf Funding Trust
305,000	Series 2014-AA-A 2.410%, 12/15/2022(c)	304,747
	TAL Advantage V LLC
445,833	Series 2013-2A-A 3.550%, 11/20/2038(c)	451,772
	Terwin Mortgage Trust
2,191,127	Series 2006-3-2A2 0.380%, 04/25/2037(c)(d)	1,802,103

TOTAL ASSET-BACKED SECURITIES (cost $28,615,866)		30,282,948

BANK LOANS: 3.9%
	1011778 B.C. Unlimited Liability Co.
966,435	4.500%, 12/12/2021	965,227
	ABC Supply Co., Inc.
562,154	3.500%, 04/16/2020	545,992
	American Beacon Advisors, Inc.
227,151	4.750%, 11/22/2019	224,312
	American Tire Distributors, Inc.
125,375	5.750%, 06/01/2018	125,688
	Amneal Pharmaceuticals, LLC
291,563	5.001%, 11/01/2019	291,380
	Amsurg Corp.
65,127	3.750%, 07/16/2021	64,747
	Aptean, Inc.
456,550	5.250%, 02/26/2020	443,616
	Aramark Services, Inc.
411,888	3.250%, 02/24/2021	406,354
	Ardagh Holdings USA, Inc.
638,068	4.000%, 12/17/2019	627,699

Principal Amount^		Value
	Arysta LifeScience SPC, LLC
$ 187,150	4.500%, 05/29/2020	$186,565
	Asurion, LLC
362,193	5.000%, 05/24/2019	358,249
108,350	4.250%, 07/08/2020	105,167
	AWAS Aviation Capital Ltd.
168,092	3.500%, 07/16/2018	166,271
	Axalta Coating Systems US Holdings Inc.
228,784	3.750%, 02/01/2020	223,458
	Bauer Performance Sports Ltd.
105,283	4.000%, 04/15/2021	104,165
	BE Aerospace, Inc.
500,000	4.000%, 12/16/2021	499,000
	Bennu Oil & Gas LLC
2,151,647	1.000%, 11/01/2018(b)(f)	1,633,907
	Big Heart Pet Brands
798,963	3.500%, 03/08/2020	769,001
	BMC Foreign Holding Co.
169,817	5.000%, 09/10/2020	164,652
	BMC Software Finance, Inc.
621,727	5.000%, 09/10/2020	606,768
	Brasa Holdings, Inc.
35,714	11.000%, 01/20/2020	35,357
	Brickman Group Ltd. LLC
148,502	4.000%, 12/18/2020	144,650
	Calpine Construction Finance Company, Co.
221,625	3.000%, 05/03/2020	213,406
	Calpine Corp.
579,412	4.000%, 10/09/2019	573,911
	Charter Communications Operating, LLC
183,541	4.250%, 09/12/2021	184,947
	Community Health Systems, Inc.
739,846	4.250%, 01/27/2021	739,306
	Continental Building Products LLC
498,080	4.000%, 08/28/2020	491,022
	Creative Artists Agency, LLC
444,994	6.750%, 12/17/2021	446,663
	Crosby US Acquisition Corp.
297,000	3.750%, 11/23/2020	279,180
	DaVita HealthCare Partners, Inc.
1,111,484	3.500%, 06/24/2021	1,102,642
	Dealertrack Technologies, Inc.
146,641	3.250%, 02/28/2021	144,135
	Doncasters Finance US LLC
99,876	4.500%, 04/09/2020	99,439
	Duff & Phelps Investment Management Co.
142,826	4.500%, 04/23/2020	141,517
	Emerald Performance Materials, LLC
77,805	4.500%, 08/01/2021	76,225
	Energy Transfer Equity, L.P.
250,000	3.250%, 12/02/2019	241,608
	Entegris, Inc.
182,205	3.500%, 04/30/2021	178,485
	FPC Holdings, Inc.
102,688	5.250%, 11/19/2019	100,976

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Garda World Security Corp.
$ 37,712	4.000%, 11/06/2020	$36,910
147,418	4.000%, 11/06/2020	144,286
	Gates Global, Inc.
285,285	4.250%, 07/05/2021	278,509
	Generac Power Systems, Inc.
1,578,006	3.250%, 05/31/2020	1,534,611
	Grifols Worldwide Operations USA, Inc.
521,063	3.169%, 02/27/2021	514,765
	Grosvenor Capital Management Holdings, LLP
163,350	3.750%, 01/04/2021	160,286
	Harbourvest Partners, LLC
85,808	3.250%, 02/04/2021	83,126
	HD Supply, Inc.
583,504	1.000%, 06/28/2018(f)	579,008
	Hillman Group Inc. (The)
56,128	4.500%, 06/30/2021	55,567
	Hilton Worldwide Finance, LLC
1,033,773	3.500%, 10/26/2020	1,023,648
	Hub International Ltd.
521,063	4.250%, 10/02/2020	507,059
	IBC Capital Ltd.
420,900	4.750%, 09/09/2021	420,374
	IMS Health, Inc.
153,838	3.500%, 03/17/2021	150,728
	Infor (US), Inc.
423,525	3.750%, 06/03/2020	411,793
	IQOR US Inc.
583,221	6.000%, 04/01/2021	542,396
	JLL/Delta Dutch Newco B.V.
228,850	4.250%, 03/11/2021	222,700
	Level 3 Financing Inc.
367,940	4.500%, 01/31/2022	368,860
	Libbey Glass Inc.
70,131	3.750%, 04/09/2021	69,298
	LTS Buyer LLC
297,683	4.000%, 04/13/2020	292,289
	M/A-COM Technology Solutions Holdings, Inc.
280,557	4.500%, 05/07/2021	280,908
	MA Finance Co., LLC
631,449	5.250%, 10/07/2021	612,704
	MacDermid, Inc.
137,900	4.000%, 06/07/2020	135,444
	Mallinckrodt International Finance S.A.
506,175	3.250%, 03/19/2021	497,697
	MicrosemiCorp.
98,137	3.500%, 02/19/2020	96,886
	Midas Intermediate Holdco II, LLC
16,253	4.750%, 08/18/2021	16,233
144,249	4.750%, 08/18/2021	144,069
	Millennium Laboratories, Inc.
508,198	5.250%, 04/16/2021	506,928
	Mirror Bidco Corp.
75,578	4.250%, 12/28/2019	74,916
	Nuance Communications, Inc.
123,434	2.919%, 08/07/2019	120,193

Principal Amount^		Value
	NXP B.V.
$ 197,500	3.250%, 01/11/2020	$195,031
	Oberthur Technologies of America Corp.
133,650	4.500%, 10/18/2019	130,977
	Onsite US Finco LLC
998,510	5.500%, 07/30/2021	988,525
	Ortho-Clinical Diagnostics, Inc.
248,750	4.750%, 06/30/2021	245,268
	OSG Bulk Ships,, Inc.
91,910	5.250%, 08/05/2019	89,842
	Pinnacle Operating Corp.
122,198	4.750%, 11/15/2018	121,282
	Planet Fitness Holdings, LLC
236,635	4.750%, 03/31/2021	234,268
	Power Buyer, LLC
530,397	4.250%, 05/06/2020	518,022
27,531	4.250%, 05/06/2020	26,889
	Quikrete Holdings, Inc.
568,120	4.000%, 09/28/2020	561,445
	Quintiles Transnational Corp.
690,288	3.750%, 06/08/2018	683,962
	Realogy Corp.
1,225,080	1.000%, 03/05/2020(f)	1,203,641
	Reddy Ice Corp.
106,254	6.751%, 05/01/2019	93,769
	Renaissance Learning, Inc.
283,360	4.500%, 04/09/2021	277,929
	Rise Ltd.
473,958	4.750%, 01/31/2021(b)	476,328
	Sable International Finance Ltd.
765,000	1.000%, 11/06/2016(f)	764,044
	SBA Senior Finance II LLC
203,975	3.250%, 03/24/2021	200,363
	Sedgwick, Inc.
460,099	3.750%, 03/01/2021	448,597
	ServiceMaster Co.
911,842	4.250%, 07/01/2021	897,024
	Signode Industrial Group US Inc.
300,000	3.750%, 05/01/2021	287,814
	Silver II US Holdings, LLC
662,381	4.000%, 12/13/2019	618,084
	Sinclair Television Group Inc.
221,803	3.000%, 04/09/2020	216,952
	Spin Holdco Inc.
74,064	4.250%, 11/14/2019	73,046
	Springer Science & Business Media Deutschland GmbH
325,887	4.750%, 08/14/2020	321,406
	Sprouts Farmers Markets Holdings, LLC
100,093	4.000%, 04/23/2020	100,030
	SRAM, LLC
256,805	4.013%, 04/10/2020	249,743
	Talbots, Inc. (The)
309,945	4.750%, 03/19/2020	300,646
	Tempur-Pedic International, Inc.
270,597	3.500%, 03/18/2020	265,863
	Time, Inc.
303,475	4.250%, 04/26/2021	300,820

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
BANK LOANS (CONTINUED)
	Transdigm, Inc.
$ 280,215	3.750%, 02/28/2020	$276,111
514,527	3.750%, 06/04/2021	507,236
	Tribune Co.
341,182	4.000%, 12/27/2020	337,025
	Valeant Pharmaceuticals International, Inc.
1,235,000	1.000%, 08/05/2020(f)	1,225,737
	Vertafore, Inc.
577,316	4.250%, 10/03/2019	572,553
	Virgin Media Bristol LLC
340,000	3.500%, 06/07/2020	334,470
	Virtuoso US LLC
111,162	4.750%, 02/11/2021	110,467
	VisteonCorp.
583,883	3.500%, 04/09/2021	576,343
	WESCO Distribution, Inc.
12,482	3.750%, 12/12/2019	12,435
	Wilsonart Holding LLC
328,804	4.000%, 10/31/2019	320,173
	Zayo Group, LLC
507,257	4.000%, 07/02/2019	503,219
	Zebra Technologies Corp.
588,900	4.750%, 10/27/2021	593,170

TOTAL BANK LOANS (cost $40,664,883)		39,848,427

CONVERTIBLE BONDS: 2.0%

Basic Materials: 0.1%
	Primero Mining Corp.
1,299,000	6.500%, 03/31/2016	1,272,695

Communications: 0.5%
	Ciena Corp.
230,000	3.750%, 10/15/2018(c)	285,919
	Finisar Corp.
190,000	0.500%, 12/15/2033	180,500
	InterDigital, Inc.
1,566,000	2.500%, 03/15/2016	1,747,068
	JDS Uniphase Corp.
1,275,000	0.625%, 08/15/2033	1,353,094
	MercadoLibre, Inc.
360,000	2.250%, 07/01/2019(c)	429,300
	Palo Alto Networks, Inc.
550,000	0.000%, 07/01/2019(c)(g)	697,469
	Priceline Group, Inc. (The)
260,000	0.900%, 09/15/2021(c)	248,300
511,000	0.350%, 06/15/2020	572,320

		5,513,970

Consumer, Cyclical: 0.1%
	Jarden Corp.
480,000	1.125%, 03/15/2034(c)	540,300
	Lennar Corp.
160,000	3.250%, 11/15/2021(c)	310,800

		851,100

Principal Amount^		Value
Consumer, Non-cyclical: 0.8%
	BioMarin Pharmaceutical, Inc.
$ 57,000	0.750%, 10/15/2018	$67,296
414,000	1.500%, 10/15/2020	509,479
	Cubist Pharmaceuticals, Inc.
2,185,000	1.125%, 09/01/2018	2,901,953
	Emergent Biosolutions, Inc.
265,000	2.875%, 01/15/2021(c)	298,622
	Gilead Sciences, Inc.
180,000	Series D 1.625%, 05/01/2016	745,313
	Mylan, Inc.
580,000	3.750%, 09/15/2015	2,454,125
	Volcano Corp.
1,709,000	1.750%, 12/01/2017	1,701,523

		8,678,311

Energy: 0.1%
	BPZ Resources, Inc.
1,123,000	8.500%, 10/01/2017	386,733
	Chesapeake Energy Corp.
45,000	2.750%, 11/15/2035	45,169
223,000	2.500%, 05/15/2037	217,704
	Peabody Energy Corp.
375,000	4.750%, 12/15/2041	198,750

		848,356

Financial: 0.2%
	Annaly Capital Management, Inc.
1,759,000	4.000%, 02/15/2015	1,789,791

Industrial: 0.1%
	Aecon Group, Inc.
835,000 (CAD)	6.250%, 10/31/2015	727,723

Technology: 0.1%
	Novellus Systems, Inc.
135,000	2.625%, 05/15/2041	310,163
	Nuance Communications, Inc.
335,000	2.750%, 11/01/2031	335,628

		645,791

TOTAL CONVERTIBLE BONDS (cost $19,661,321)		20,327,737

CORPORATE BONDS: 13.7%

Basic Materials: 0.4%
	Albemarle Corp.
457,000	4.150%, 12/01/2024	465,234
	ArcelorMittal
185,000	7.500%, 10/15/2039	192,400
	Essar Steel Algoma, Inc.
2,140,000	9.500%, 11/15/2019(c)	2,164,075
	Hercules, Inc.
180,000	6.500%, 06/30/2029	162,900
	Mexichem SAB de C.V.
525,000	5.875%, 09/17/2044(c)	501,375
	Taminco Global Chemical Corp.
248,000	9.750%, 03/31/2020(c)	271,870

		3,757,854

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Communications: 2.4%
	Altice S.A.
$ 1,135,000 (EUR)	7.250%, 05/15/2022(c)	$1,395,782
2,450,000	7.750%, 05/15/2022(c)	2,460,719
	CCOH Safari LLC
1,140,000	5.500%, 12/01/2022	1,159,950
3,615,000	5.750%, 12/01/2024	3,664,706
	Cisco Systems, Inc.
955,000	0.515%, 03/03/2017(d)	955,679
	DISH DBS Corp.
710,000	5.875%, 07/15/2022	729,525
3,485,000	5.875%, 11/15/2024(c)	3,511,138
	Equinix, Inc.
1,015,000	5.375%, 01/01/2022	1,029,616
	Grupo Televisa SAB
9,270,000 (MXN)	7.250%, 05/14/2043	541,310
	Level 3 Communications, Inc.
505,000	5.750%, 12/01/2022(c)	510,681
	LIN Television Corp.
2,215,000	8.375%, 04/15/2018	2,313,291
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/29/2049(c)(h)	542,100
	Oi S.A.
570,000	5.750%, 02/10/2022	527,250
2,765,000 (BRL)	9.750%, 09/15/2016(c)	951,762
	Time Warner Cable, Inc.
1,040,000	4.500%, 09/15/2042	1,073,328
	Unitymedia KabelBW GmbH
1,125,000	6.125%, 01/15/2025(c)	1,164,375
	Windstream Corp.
1,552,000	8.125%, 09/01/2018	1,611,752

		24,142,964

Consumer, Cyclical: 1.1%
	24 Hour Holdings III LLC
275,000	8.000%, 06/01/2022(c)	221,375
	Choice Hotels International, Inc.
615,000	5.750%, 07/01/2022	662,663
	Foot Locker, Inc.
295,000	8.500%, 01/15/2022	324,924
	General Motors Co.
950,000	5.200%, 04/01/2045	1,004,625
	MGM Resorts International
2,440,000	6.000%, 03/15/2023	2,464,400
	Nexteer Automotive Group Ltd.
350,000	5.875%, 11/15/2021(c)	351,750
	Nissan Motor Acceptance Corp.
810,000	0.955%, 09/26/2016(c)(d)	815,024
	PC Nextco Holdings LLC / PC Nextco Finance, Inc.
1,930,000	8.750%, 08/15/2019	1,949,300
	Sears Holdings Corp.
932,000	6.625%, 10/15/2018	862,100
	TRW Automotive, Inc.
1,983,000	4.500%, 03/01/2021(c)	1,997,872
	Volkswagen International Finance N.V.
430,000	0.672%, 11/18/2016(c)(d)	431,231

		11,085,264

Principal Amount^		Value
Consumer, Non-cyclical: 1.6%
	Biomet, Inc.
$ 2,680,000	6.500%, 10/01/2020	$2,834,100
	BioScrip, Inc.
1,167,000	8.875%, 02/15/2021(c)	1,054,676
	BRF S.A.
1,200,000 (BRL)	7.750%, 05/22/2018(c)	392,747
	Cosan Luxembourg S.A.
300,000 (BRL)	9.500%, 03/14/2018(c)	100,782
	Fresenius Medical Care US Finance II, Inc.
725,000	4.750%, 10/15/2024(c)	735,875
	Gentiva Health Services, Inc.
2,123,000	11.500%, 09/01/2018	2,261,526
	HCA, Inc.
815,000	4.250%, 10/15/2019	828,244
	Johnson & Johnson
415,000	0.306%, 11/28/2016(d)	415,500
	Kindred Escrow Corp. II
215,000	8.000%, 01/15/2020(c)	229,513
	Omnicare, Inc.
75,000	5.000%, 12/01/2024	77,250
90,000	4.750%, 12/01/2022	91,575
	Procter & Gamble Co. (The)
430,000	0.312%, 11/04/2016(d)	428,390
	ServiceMaster Co. (The)
2,187,000	7.000%, 08/15/2020	2,274,480
	SUPERVALU, Inc.
165,000	7.750%, 11/15/2022	162,525
	US Foods, Inc.
3,559,000	8.500%, 06/30/2019	3,776,099
	Valeant Pharmaceuticals International
550,000	6.375%, 10/15/2020(c)	576,813

		16,240,095

Diversified: 0.0%
	Alfa SAB de C.V.
400,000	6.875%, 03/25/2044(c)	437,500

Energy: 2.3%
	Antero Resources Corp.
225,000	5.125%, 12/01/2022(c)	213,188
	Baytex Energy Corp.
55,000	5.625%, 06/01/2024(c)	46,956
55,000	5.125%, 06/01/2021(c)	47,025
	Bonanza Creek Energy, Inc.
95,000	6.750%, 04/15/2021	84,075
435,000	5.750%, 02/01/2023	344,737
	BP Capital Markets Plc
365,000	0.652%, 11/07/2016(d)	365,228
	California Resources Corp.
15,000	5.500%, 09/15/2021(c)	12,900
1,130,000	6.000%, 11/15/2024(c)	960,500
	Chesapeake Energy Corp.
25,000	6.625%, 08/15/2020	26,688
50,000	5.375%, 06/15/2021	50,219
1,175,000	4.875%, 04/15/2022	1,148,562
	Cimarex Energy Co.
965,000	4.375%, 06/01/2024	923,987
	Concho Resources, Inc.
375,000	5.500%, 04/01/2023	378,637
425,000	5.500%, 10/01/2022	431,375

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Energy (continued)
	Continental Resources, Inc.
$ 120,000	4.500%, 04/15/2023	$114,332
365,000	3.800%, 06/01/2024	327,138
	Diamondback Energy, Inc.
1,205,000	7.625%, 10/01/2021	1,182,406
	Exxon Mobil Corp.
995,000	0.281%, 03/15/2017(d)	994,840
	First Wind Capital LLC
1,973,000	10.250%, 06/01/2018(c)	2,098,779
	MEG Energy Corp.
175,000	6.500%, 03/15/2021(c)	160,563
315,000	7.000%, 03/31/2024(c)	286,650
325,000	6.375%, 01/30/2023(c)	291,687
	Oasis Petroleum, Inc.
45,000	7.250%, 02/01/2019	43,425
445,000	6.875%, 03/15/2022	407,175
	Oceaneering International, Inc.
1,705,000	4.650%, 11/15/2024	1,672,716
	OGX Austria GmbH
795,000	8.500%, 06/01/2018(c)(i)	4,961
600,000	8.375%, 04/01/2022(c)(i)	8,940
	Petrobras Global Finance B.V.
2,240,000	5.625%, 05/20/2043	1,837,360
	Petroleos de Venezuela S.A.
2,100,000	5.500%, 04/12/2037	732,900
	Petroleos Mexicanos
4,100,000 (MXN)	7.650%, 11/24/2021(c)	297,381
	QEP Resources, Inc.
1,315,000	5.250%, 05/01/2023	1,236,100
	Regency Energy Partners L.P. / Regency Energy Finance Corp.
1,135,000	5.750%, 09/01/2020	1,143,512
	Rosetta Resources, Inc.
15,000	5.875%, 06/01/2022	13,650
50,000	5.875%, 06/01/2024	44,750
105,000	5.625%, 05/01/2021	96,611
	RSP Permian, Inc.
500,000	6.625%, 10/01/2022(c)	467,500
	Shell International Finance B.V.
435,000	0.442%, 11/15/2016(d)	435,355
	SM Energy Co.
15,000	6.625%, 02/15/2019	14,775
335,000	6.125%, 11/15/2022(c)	315,737
395,000	5.000%, 01/15/2024	343,650
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
30,000	4.250%, 11/15/2023	27,450
120,000	5.250%, 05/01/2023	116,400
195,000	6.375%, 08/01/2022	198,413
1,035,000	4.125%, 11/15/2019(c)	1,001,362
	Ultra Petroleum Corp.
115,000	5.750%, 12/15/2018(c)	106,663
325,000	6.125%, 10/01/2024(c)	281,125
	Whiting Petroleum Corp.
185,000	5.000%, 03/15/2019	173,900
1,010,000	5.750%, 03/15/2021	939,300
1,160,000	6.500%, 10/01/2018	1,125,200

		23,576,783

Principal Amount^		Value
Financial: 3.6%
	450 Hayes
$ 179,000	9.000%, 12/20/2015(b)	$179,000
	801 S. Broadway
905,143	9.500%, 08/22/2016(b)	905,143
	Air Lease Corp.
1,490,000	4.250%, 09/15/2024	1,504,900
	Ally Financial, Inc.
575,000	8.000%, 03/15/2020	679,937
	Assicurazioni Gene Residential Accredit Loans, Inc. SpA
2,400,000 (EUR)	7.750%, 12/12/2042(j)	3,639,289
	Bank of America Corp.
1,220,000	4.200%, 08/26/2024	1,244,317
	Causeway Square
588,000	9.000%, 10/22/2015(b)	588,000
	CIT Group, Inc.
175,000	5.000%, 08/01/2023	180,250
	College Terrace
201,180	9.500%, 06/30/2016(b)	201,180
	Corp. Financiera de Desarrollo S.A.
260,000	3.250%, 07/15/2019(c)	260,650
545,000	5.250%, 07/15/2029(c)(j)	554,646
	Echo Brickell
151,591	10.000%, 10/19/2017(b)	151,591
	Financiera de Desarrollo Territorial S.A. Findeter
6,675,000,000 (COP)	7.875%, 08/12/2024(c)	2,853,412
	Ford Motor Credit Co. LLC
595,000	Series 00 1.008%, 01/17/2017(d)	595,170
	General Electric Capital Corp.
450,000	0.460%, 01/14/2016(d)	450,113
700,000	7.125%, 06/15/2022(h)(j)	817,250
	Genworth Holdings, Inc.
135,000	4.900%, 08/15/2023	109,496
370,000	4.800%, 02/15/2024	302,040
	Host Hotels & Resorts L.P.
245,000	5.250%, 03/15/2022	267,763
	International Lease Finance Corp.
225,000	6.750%, 09/01/2016(c)	240,188
	Intesa Sanpaolo SpA
2,190,000	5.017%, 06/26/2024(c)	2,129,374
	iStar Financial, Inc.
3,240,000	4.000%, 11/01/2017	3,163,050
	Jefferies Finance LLC / JFIN Co-Issuer Corp.
520,000	6.875%, 04/15/2022(c)	478,400
	JPMorgan Chase & Co.
1,140,000 (NZD)	4.250%, 11/02/2018	884,125
	Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp.
2,075,000	5.875%, 08/01/2021(c)	1,981,625
	Lloyds Banking Group Plc
800,000	4.500%, 11/04/2024	808,906
	Morgan Stanley
1,275,000	4.350%, 09/08/2026	1,284,369

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
CORPORATE BONDS (CONTINUED)
Financial (continued)
	Old Republic International Corp.
$ 1,910,000	4.875%, 10/01/2024	$2,001,491
	Outlets at the Border
491,000	12.000%, 04/17/2017(b)	491,000
	Pacific City Retail
50,889	11.250%, 06/19/2017(b)	50,889
	Realogy Group LLC / Realogy Co-Issuer Corp.
520,000	5.250%, 12/01/2021(c)	507,650
	Rialto Holdings LLC / Rialto Corp.
1,409,000	7.000%, 12/01/2018(c)	1,432,777
	RIM V
536,019	9.750%, 06/20/2015(b)	536,019
	Royal Bank of Scotland Group Plc
1,910,000	6.125%, 12/15/2022	2,082,148
	SLS Hotel
153,249	9.500%, 11/20/2017(b)	153,249
	Societe Generale S.A.
900,000	5.000%, 01/17/2024(c)	906,565
	Springleaf Finance Corp.
287,000	5.750%, 09/15/2016	297,045
	Textron Financial Corp.
725,000	6.000%, 02/15/2067(c)(j)	659,750
	Walter Investment Management Corp.
1,091,000	7.875%, 12/15/2021	979,172

		36,551,939

Industrial: 1.4%
	Agilent Technologies, Inc.
256,000	6.500%, 11/01/2017	284,338
	Alliant Techsystems, Inc.
3,282,000	6.875%, 09/15/2020	3,511,740
	Atrium Windows & Doors, Inc.
635,000	7.750%, 05/01/2019(c)	536,575
	Canadian National Railway Co.
590,000	0.432%, 11/06/2015(d)	590,312
	Caterpillar Financial Services Corp.
555,000	0.465%, 03/03/2017(d)	555,046
	Hornbeck Offshore Services, Inc.
186,000	5.000%, 03/01/2021	154,380
186,000	5.875%, 04/01/2020	166,470
	Huntington Ingalls Industries, Inc.
140,000	5.000%, 12/15/2021(c)	142,625
	Jabil Circuit, Inc.
585,000	4.700%, 09/15/2022	585,000
	Keysight Technologies, Inc.
1,910,000	4.550%, 10/30/2024(c)	1,914,513
	KLX, Inc.
410,000	5.875%, 12/01/2022(c)	415,125
	Meccanica Holdings USA, Inc.
901,000	6.250%, 01/15/2040(c)	862,708
	Odebrecht Finance Ltd.
300,000 (BRL)	8.250%, 04/25/2018(c)	95,930
	OSX 3 Leasing B.V.
1,216,328	13.000%, 03/20/2015(c)	1,046,042
	Owens Corning
315,000	4.200%, 12/01/2024	311,486

Principal Amount^		Value
Industrial (continued)
	Rockwell Collins, Inc.
$ 115,000	0.591%, 12/15/2016(d)	$115,074
	Sanmina Corp.
955,000	4.375%, 06/01/2019(c)	950,225
	Textron, Inc.
181,000	3.875%, 03/01/2025	181,689
	Viasystems, Inc.
2,262,000	7.875%, 05/01/2019(c)	2,397,720

		14,816,998

Technology: 0.3%
	IHS, Inc.
415,000	5.000%, 11/01/2022(c)	412,925
	KLA-Tencor Corp.
1,347,000	4.650%, 11/01/2024	1,397,168
	MSCI, Inc.
500,000	5.250%, 11/15/2024(c)	518,750
	Rolta Americas LLC
1,135,000	8.875%, 07/24/2019(c)	978,937

		3,307,780

Utilities: 0.6%
	Cia de Eletricidade do Estado da Bahia
500,000 (BRL)	11.750%, 04/27/2016(c)	185,370
	Duke Energy Corp.
470,000	0.636%, 04/03/2017(d)	470,890
	Duke Energy Progress, Inc.
465,000	0.435%, 03/06/2017(d)	463,836
	EDP Finance B.V.
2,000,000	4.125%, 01/15/2020(c)	2,014,450
	Enel SpA
2,400,000	8.750%, 09/24/2073(c)(j)	2,799,000
	Midwest Generation LLC
420,602	Series B 8.560%, 01/02/2016	424,808

		6,358,354

TOTAL CORPORATE BONDS (cost $143,328,163)		140,275,531

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.5%
	Brazilian Government International Bond
500,000 (BRL)	12.500%, 01/05/2016	190,448
1,480,000 (BRL)	8.500%, 01/05/2024	513,618
	Mexican Bonos
15,000,000 (MXN)	6.500%, 06/09/2022	1,068,735
71,280,000 (MXN)	6.500%, 06/10/2021	5,099,088
11,500,000 (MXN)	7.750%, 12/14/2017	853,383
20,300,000 (MXN)	8.500%, 12/13/2018	1,552,033
	United States Treasury Note
6,000,000	1.625%, 11/15/2022	5,820,936

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (cost $16,351,289)		15,098,241

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
LIMITED PARTNERSHIPS: 0.1%
$ 1,086,921	U.S. Farming Realty Trust II, LP(b)	$1,125,160

TOTAL LIMITED PARTNERSHIPS (cost $1,086,921)		1,125,160

MORTGAGE-BACKED SECURITIES: 23.7%
	Adjustable Rate Mortgage Trust
142,660	Series 2004-4-3A1 2.677%, 03/25/2035(d)	139,486
167,571	Series 2004-5-5A1 2.582%, 04/25/2035(d)	164,465
290,291	Series 2004-5-6A1 2.564%, 04/25/2035(d)	288,960
3,000,000	Series 2005-2-6M2 1.150%, 06/25/2035(d)	2,671,194
772,375	Series 2006-1-2A1 3.524%, 03/25/2036(d)	583,073
	Alternative Loan Trust
143,969	Series 2003-20CB-2A1 5.750%, 10/25/2033	149,332
193,198	Series 2003-4CB-1A1 5.750%, 04/25/2033	197,631
117,712	Series 2003-9T1-A7 5.500%, 07/25/2033	118,736
1,549,949	Series 2004-13CB-A4 0.000%, 07/25/2034(g)(k)	1,265,588
130,615	Series 2004-14T2-A11 5.500%, 08/25/2034	139,114
500,492	Series 2004-27CB-A1 6.000%, 12/25/2034	501,307
114,392	Series 2004-28CB-5A1 5.750%, 01/25/2035	117,259
124,131	Series 2004-J3-1A1 5.500%, 04/25/2034	128,726
96,730	Series 2005-14-2A1 0.380%, 05/25/2035(d)	82,527
326,617	Series 2005-J1-2A1 5.500%, 02/25/2025	333,952
861,408	Series 2006-31CB-A7 6.000%, 11/25/2036	766,390
119,401	Series 2006-4CB-2A2 5.500%, 04/25/2036	113,731
531,675	Series 2006-J1-2A1 7.000%, 02/25/2036	228,235
107,625	Series 2006-J4-1A3 6.250%, 07/25/2036	73,421
426,687	Series 2007-16CB-2A1 0.620%, 08/25/2037(d)	274,855
123,558	Series 2007-16CB-2A2 53.171%, 08/25/2037(d)	311,215
805,005	Series 2007-19-1A34 6.000%, 08/25/2037	687,676
2,310,891	Series 2007-20-A12 6.250%, 08/25/2047	2,020,350
677,349	Series 2007-22-2A16 6.500%, 09/25/2037	551,877
120,320	Series 2007-4CB-1A7 5.750%, 04/25/2037	109,408

Principal Amount^		Value
	Alternative Loan Trust (continued)
$ 1,248,436	Series 2008-2R-2A1 6.000%, 08/25/2037	$1,041,333
	American Homes 4 Rent
100,000	Series 2014-SFR2-E 6.231%, 10/17/2036(c)	100,943
	Banc of America Alternative Loan Trust
182,423	Series 2003-10-1A1 5.500%, 12/25/2033	188,529
254,291	Series 2003-10-3A1 5.500%, 12/25/2033	262,007
190,293	Series 2003-8-1CB1 5.500%, 10/25/2033	196,944
307,758	Series 2005-6-CB7 5.250%, 07/25/2035	279,060
1,150,621	Series 2006-7-A4 5.998%, 10/25/2036(e)	788,968
	Banc of America Funding Corp.
241,467	Series 2004-B-4A2 2.486%, 11/20/2034(d)	230,903
107,499	Series 2005-5-1A1 5.500%, 09/25/2035	112,899
198,118	Series 2005-7-3A1 5.750%, 11/25/2035	203,983
480,160	Series 2006-6-1A2 6.250%, 08/25/2036	476,146
2,159,664	Series 2006-7-T2A3 5.695%, 10/25/2036(j)	1,860,881
996,865	Series 2006-A-4A1 2.676%, 02/20/2036(d)	840,177
1,238,522	Series 2006-B-7A1 5.627%, 03/20/2036(d)	1,134,404
115,660	Series 2008-R4-1A4 0.620%, 07/25/2037(c)(d)	84,473
1,715,260	Series 2010-R9-3A3 5.500%, 12/26/2035(c)	1,362,955
	Banc of America Mortgage Trust
75,677	Series 2005-A-2A1 2.720%, 02/25/2035(d)	73,623
	BCAP LLC Trust
3,062,634	Series 2010-RR12-1A7 2.055%, 06/26/2037(c)(d)	3,028,275
626,159	Series 2010-RR6-6A2 5.750%, 07/26/2037(c)(j)	581,080
4,061,310	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	2,922,485
	Bear Stearns Adjustable Rate Mortgage Trust
6,648	Series 2004-10-11A1 2.618%, 01/25/2035(d)	6,537
497,220	Series 2004-6-2A1 2.663%, 09/25/2034(d)	475,727
164,963	Series 2004-9-12A3 2.780%, 11/25/2034(d)	163,348
491,703	Series 2005-12-11A1 2.557%, 02/25/2036(d)	387,035
	Bear Stearns Asset-Backed Securities I Trust
921,851	Series 2006-AC1-1A1 5.750%, 02/25/2036(e)	811,201

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Bear Stearns Commercial Mortgage Securities Trust
$ 110,000	Series 2003-PWR2-E 6.580%, 05/11/2039(c)(j)	$112,845
	BLCP Hotel Trust
300,000	Series 2014-CLRN-D 2.661%, 08/15/2029(c)(d)	301,363
300,000	Series 2014-CLRN-E 3.831%, 08/15/2029(c)(d)	300,574
	Chase Mortgage Finance Trust
245,898	Series 2007-A1-3A1 2.541%, 02/25/2037(d)	242,910
3,192,538	Series 2007-S3-1A15 6.000%, 05/25/2037	2,873,405
	ChaseFlex Trust
2,562,893	Series 2007-3-2A1 0.470%, 07/25/2037(d)	2,213,578
	Citicorp Mortgage Securities Trust
91,820	Series 2006-4-1A2 6.000%, 08/25/2036	93,440
	Citigroup Commercial Mortgage Trust
320,000	Series 2013-375P-D 3.518%, 05/10/2035(c)(j)	310,611
	Citigroup Mortgage Loan Trust, Inc.
354,388	Series 2005-11-A2A 2.540%, 10/25/2035(d)	351,579
205,677	Series 2005-2-1A4 2.552%, 05/25/2035(d)	199,084
522,633	Series 2005-5-2A2 5.750%, 08/25/2035	436,496
1,600,000	Series 2009-6-8A2 6.000%, 08/25/2022(c)(j)	1,596,509
	Citimortgage Alternative Loan Trust
67,677	Series 2006-A3-1A7 6.000%, 07/25/2036	61,249
361,433	Series 2006-A4-1A1 6.000%, 09/25/2036	319,667
693,804	Series 2006-A5-1A13 0.620%, 10/25/2036(d)	496,479
682,769	Series 2006-A5-1A2 6.381%, 10/25/2036(d)(l)	139,805
1,194,112	Series 2007-A4-1A13 5.750%, 04/25/2037	1,034,273
611,423	Series 2007-A4-1A6 5.750%, 04/25/2037	529,586
279,624	Series 2007-A6-1A11 6.000%, 06/25/2037	233,200
163,012	Series 2007-A6-1A3 6.000%, 06/25/2037	135,949
	COMM Mortgage Trust
150,000	Series 2014-SAVA-A 1.311%, 06/15/2034(c)(d)	150,039
150,000	Series 2014-SAVA-B 1.911%, 06/15/2034(c)(d)	149,685
300,000	Series 2014-SAVA-C 2.561%, 06/15/2034(c)(d)	300,226
1,634,513	Series 2014-UBS4-E 3.750%, 08/10/2047(c)	1,159,977

Principal Amount^		Value
	COMM Mortgage Trust (continued)
$ 1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	$806,894
3,502,605	Series 2014-UBS4-G 3.750%, 08/10/2047(b)(c)	1,120,834
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(b)(c)(j)	0
	Countrywide Home Loan Mortgage Pass-Through Trust
239,537	Series 2004-12-8A1 2.582%, 08/25/2034(d)	224,765
31,918	Series 2004-HYB4-2A1 2.396%, 09/20/2034(d)	30,621
144,011	Series 2004-HYB8-4A1 3.246%, 01/20/2035(d)	141,025
166,341	Series 2005-11-4A1 0.440%, 04/25/2035(d)	144,687
244,693	Series 2005-21-A17 5.500%, 10/25/2035	230,975
1,786,796	Series 2005-23-A1 5.500%, 11/25/2035	1,677,923
1,097,713	Series 2005-HYB8-4A1 4.318%, 12/20/2035(d)	966,029
430,616	Series 2007-10-A5 6.000%, 07/25/2037	408,960
2,190,007	Series 2007-13-A5 6.000%, 08/25/2037	2,114,796
	Credit Suisse First Boston Mortgage Securities Corp.
113,880	Series 2003-AR26-7A1 2.515%, 11/25/2033(d)	110,259
90,283	Series 2003-AR28-4A1 2.544%, 12/25/2033(d)	87,835
306,676	Series 2004-AR4-3A1 2.550%, 05/25/2034(d)	303,614
40,940	Series 2005-1-3A4 5.250%, 05/25/2028	41,480
3,793,890	Series 2005-10-10A3 6.000%, 11/25/2035	2,720,827
183,201	Series 2005-10-5A4 5.500%, 11/25/2035	164,183
2,342,765	Series 2005-11-7A1 6.000%, 12/25/2035	2,047,141
	Credit Suisse Mortgage-Backed Trust
1,718,643	Series 2006-6-1A10 6.000%, 07/25/2036	1,339,161
85,874	Series 2006-8-4A1 6.500%, 10/25/2021	75,257
1,413,648	Series 2007-1-4A1 6.500%, 02/25/2022	1,041,689
264,724	Series 2007-2-2A5 5.000%, 03/25/2037	259,877
1,299,917	Series 2010-7R-4A17 6.386%, 04/26/2037(c)(j)	1,192,365
	Del Coronado Trust
200,000	Series 2013-HDMZ-M 5.161%, 03/15/2018(c)(d)	200,160
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
146,215	Series 2005-3-4A4 5.250%, 06/25/2035	148,401
158,540	Series 2005-5-1A4 5.500%, 11/25/2035(j)	151,112

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Deutsche Mortgage and Asset Receiving Corp.
$ 4,655,498	Series 2014-RS1-1A2 8.697%, 07/27/2037(c)(j)	$3,850,175
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
431,164	Series 2006-PR1-3A1 11.899%, 04/15/2036(c)(d)	509,753
	Extended Stay America Trust
721,000	Series 2013-ESH7-D7 5.053%, 12/05/2031(c)(j)	743,932
	FDIC Trust
168,734	Series 2013-N1-A 4.500%, 10/25/2018(c)	170,466
	Federal Home Loan Mortgage Corp.
10,837,604	5.939%, 07/15/2043(d)(l)	1,919,903
250,000	Series 2014-DN2-M2 1.820%, 04/25/2024(d)	242,414
1,738,555	Series 3118-SD 6.539%, 02/15/2036(d)(l)	329,022
756,418	Series 3301-MS 5.939%, 04/15/2037(d)(l)	82,897
1,057,899	Series 3303-SE 5.919%, 04/15/2037(d)(l)	160,893
687,634	Series 3303-SG 5.939%, 04/15/2037(d)(l)	105,002
540,284	Series 3382-SB 5.839%, 11/15/2037(d)(l)	61,848
1,035,649	Series 3382-SW 6.139%, 11/15/2037(d)(l)	148,634
507,640	Series 3384-S 6.229%, 11/15/2037(d)(l)	63,307
700,400	Series 3384-SG 6.149%, 08/15/2036(d)(l)	101,126
5,403,009	Series 3404-SA 5.839%, 01/15/2038(d)(l)	829,578
647,076	Series 3417-SX 6.019%, 02/15/2038(d)(l)	68,392
460,201	Series 3423-GS 5.489%, 03/15/2038(d)(l)	45,847
4,606,895	Series 3423-TG 0.350%, 03/15/2038(d)(l)	41,473
8,469,986	Series 3435-S 5.819%, 04/15/2038(d)(l)	1,324,617
389,956	Series 3445-ES 5.839%, 05/15/2038(d)(l)	45,701
1,156,703	Series 3523-SM 5.839%, 04/15/2039(d)(l)	178,062
652,031	Series 3560-KS 6.239%, 11/15/2036(d)(l)	111,269
898,919	Series 3598-SA 6.189%, 11/15/2039(d)(l)	118,051
2,700,041	Series 3630-AI 1.931%, 03/15/2017(j)(l)	78,805
501,362	Series 3641-TB 4.500%, 03/15/2040	539,480
623,835	Series 3646-AI 4.500%, 06/15/2024(l)	25,126

Principal Amount^		Value
	Federal Home Loan Mortgage Corp. (continued)
$ 2,582,668	Series 3728-SV 4.289%, 09/15/2040(d)(l)	$245,609
804,423	Series 3758-S 5.869%, 11/15/2040(d)(l)	85,867
5,711,329	Series 3770-SP 6.339%, 11/15/2040(d)(l)	767,548
937,137	Series 3815-ST 5.689%, 02/15/2041(d)(l)	105,771
1,591,112	Series 3859-SI 6.439%, 05/15/2041(d)(l)	335,469
757,260	Series 3872-SL 5.789%, 06/15/2041(d)(l)	90,253
587,624	Series 3900-SB 5.809%, 07/15/2041(d)(l)	72,581
157,319	Series 3946-SM 14.218%, 10/15/2041(d)	180,160
1,670,670	Series 3957-DZ 3.500%, 11/15/2041	1,642,166
1,665,811	Series 3972-AZ 3.500%, 12/15/2041	1,651,620
10,503,135	Series 3984-DS 5.789%, 01/15/2042(d)(l)	1,669,206
4,695,966	Series 4229-MS 7.419%, 07/15/2043(d)	4,626,327
6,153,908	Series 4239-OU 0.000%, 07/15/2043(g)(k)	4,237,282
9,709,017	Series 4291-MS 5.739%, 01/15/2054(d)(l)	1,602,265
8,489,499	Series 4302-GS 5.989%, 02/15/2044(d)(l)	1,467,452
10,881,078	Series 4407-PS 5.439%, 06/15/2044(d)(l)	1,993,975
	Federal National Mortgage Association
740,590	Series 2003-84-PZ 5.000%, 09/25/2033	808,796
379,153	Series 2005-104-SI 6.531%, 12/25/2033(d)(l)	24,850
4,205,478	Series 2005-42-SA 6.631%, 05/25/2035(d)(l)	607,084
5,993,736	Series 2006-92-LI 6.411%, 10/25/2036(d)(l)	1,141,339
1,525,914	Series 2007-39-AI 5.951%, 05/25/2037(d)(l)	262,843
540,114	Series 2007-57-SX 6.451%, 10/25/2036(d)(l)	83,874
454,684	Series 2007-68-SA 6.481%, 07/25/2037(d)(l)	58,927
257,033	Series 2008-1-CI 6.131%, 02/25/2038(d)(l)	32,277
5,487,892	Series 2008-33-SA 5.831%, 04/25/2038(d)(l)	769,603
408,780	Series 2008-56-SB 5.891%, 07/25/2038(d)(l)	48,164
10,899,119	Series 2009-110-SD 6.081%, 01/25/2040(d)(l)	1,874,342
397,030	Series 2009-111-SE 6.081%, 01/25/2040(d)(l)	47,399
1,110,322	Series 2009-86-CI 5.631%, 09/25/2036(d)(l)	127,256

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association (continued)
$ 557,486	Series 2009-87-SA 5.831%, 11/25/2049(d)(l)	$68,549
520,047	Series 2009-90-IB 5.551%, 04/25/2037(d)(l)	62,552
723,956	Series 2010-11-SC 4.631%, 02/25/2040(d)(l)	63,939
331,130	Series 2010-115-SD 6.431%, 11/25/2039(d)(l)	44,792
9,640,958	Series 2010-123-SK 5.881%, 11/25/2040(d)(l)	1,786,079
3,888,964	Series 2010-134-SE 6.481%, 12/25/2025(d)(l)	578,295
744,615	Series 2010-15-SL 4.781%, 03/25/2040(d)(l)	67,821
817,343	Series 2010-9-GS 4.581%, 02/25/2040(d)(l)	72,312
6,420	Series 2011-110-LS 9.789%, 11/25/2041(d)	8,160
1,134,800	Series 2011-111-VZ 4.000%, 11/25/2041	1,188,536
1,690,908	Series 2011-141-PZ 4.000%, 01/25/2042	1,796,642
771,858	Series 2011-5-PS 6.231%, 11/25/2040(d)(l)	95,713
1,960,441	Series 2011-63-AS 5.751%, 07/25/2041(d)(l)	321,078
1,150,006	Series 2011-63-ZE 4.000%, 08/25/2038	1,195,061
5,490,315	Series 2011-93-ES 6.331%, 09/25/2041(d)(l)	1,127,796
4,319,217	Series 2012-106-SA 5.991%, 10/25/2042(d)(l)	788,566
240,999	Series 2012-55-SC 6.693%, 05/25/2042(d)	245,062
1,721,216	Series 2013-115-NS 11.548%, 11/25/2043(d)	1,801,892
2,816,760	Series 2013-15-SC 5.273%, 03/25/2033(d)	2,670,809
5,787,725	Series 2013-51-HS 5.197%, 04/25/2043(d)	5,055,270
7,340,088	Series 2013-53-ZC 3.000%, 06/25/2043	6,657,735
3,711,610	Series 2013-67-NS 5.746%, 07/25/2043(d)	3,276,753
5,229,846	Series 2013-74-HZ 3.000%, 07/25/2043	4,627,626
11,047,260	Series 2014-50-WS 6.031%, 08/25/2044(d)(l)	1,841,331
	First Horizon Alternative Mortgage Securities Trust
1,841,440	Series 2006-FA6-1A4 6.250%, 11/25/2036	1,507,913
689,140	Series 2007-FA4-1A7 6.000%, 08/25/2037	532,786
	First Horizon Mortgage Pass-Through Trust
627,234	Series 2006-1-1A10 6.000%, 05/25/2036	607,746

Principal Amount^		Value
	GMAC Mortgage Loan Trust
$ 25,583	Series 2003-J7-A7 5.000%, 11/25/2033	$25,741
126,178	Series 2005-AR4-3A1 2.959%, 07/19/2035(d)	121,268
	Government National Mortgage Association
1,585,832	Series 2007-21-S 6.039%, 04/16/2037(d)(l)	273,874
678,826	Series 2008-69-SB 7.465%, 08/20/2038(d)(l)	121,489
818,431	Series 2009-104-SD 6.189%, 11/16/2039(d)(l)	108,613
377,221	Series 2010-98-IA 5.898%, 03/20/2039(j)(l)	33,014
1,183,451	Series 2011-45-GZ 4.500%, 03/20/2041	1,264,280
674,907	Series 2011-69-OC 0.000%, 05/20/2041(g)(k)	599,962
13,698,242	Series 2011-69-SC 5.215%, 05/20/2041(d)(l)	1,773,943
1,884,571	Series 2011-89-SA 5.285%, 06/20/2041(d)(l)	266,754
8,988,180	Series 2012-135-IO 1.047%, 01/16/2053(j)(l)	658,321
1,580,920	Series 2012-78-IO 1.047%, 06/16/2052(j)(l)	105,103
9,177,537	Series 2013-102-BS 5.985%, 03/20/2043(d)(l)	1,680,443
9,933,880	Series 2014-156-PS 6.085%, 10/20/2044(d)(l)	2,084,607
12,759,005	Series 2014-58-SG 5.439%, 04/16/2044(d)(l)	1,905,768
13,127,893	Series 2014-95-CS 6.089%, 06/16/2044(d)(l)	2,345,200
	GP Portfolio Trust
500,000	Series 2014-GPP-A 1.111%, 02/15/2027(c)(d)	499,040
	GS Mortgage Securities Trust
1,095,000	Series 2007-GG10-AM 5.796%, 08/10/2045(j)	1,121,415
	GSR Mortgage Loan Trust
210,279	Series 2004-14-5A1 2.733%, 12/25/2034(d)	209,342
303,358	Series 2005-4F-6A1 6.500%, 02/25/2035	308,045
2,105,342	Series 2005-9F-2A1 6.000%, 01/25/2036	1,952,484
574,296	Series 2005-AR4-6A1 5.226%, 07/25/2035(d)	569,490
504,598	Series 2005-AR6-4A5 2.687%, 09/25/2035(d)	508,670
679,502	Series 2006-7F-3A4 6.250%, 08/25/2036	531,000
3,128,618	Series 2006-8F-2A1 6.000%, 09/25/2036	2,928,921
232,721	Series 2006-8F-4A17 6.000%, 09/25/2036	191,015
	Harborview Mortgage Loan Trust
439,735	Series 2003-2-1A 0.534%, 10/19/2033(d)	424,176

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Hilton USA Trust
$ 265,000	Series 2013-HLT-CFX 3.714%, 11/05/2030(c)	$268,477
180,000	Series 2013-HLT-DFX 4.407%, 11/05/2030(c)	184,612
200,000	Series 2013-HLT-EFX 5.222%, 11/05/2030(c)(j)	205,603
	Impac Secured Assets Trust
3,037,267	Series 2007-3-A1A 0.280%, 09/25/2037(d)	2,066,371
	IndyMac Mortgage Loan Trust
309,472	Series 2005-16IP-A1 0.810%, 07/25/2045(d)	274,131
774,349	Series 2006-AR3-1A1 2.555%, 12/25/2036(d)	681,692
	JP Morgan Alternative Loan Trust
457,973	Series 2006-A1-3A1 2.488%, 03/25/2036(d)	399,985
31,146	Series 2006-A1-5A1 4.576%, 03/25/2036(d)	25,244
	JP Morgan Chase Commercial Mortgage Securities Trust
210,000	Series 2007-LDPX-AM 5.464%, 01/15/2049(j)	218,060
114,002	Series 2013-JWMZ-M 6.161%, 04/15/2018(c)(d)	114,036
	JP Morgan Mortgage Trust
225,252	Series 2003-A2-3A1 1.990%, 11/25/2033(d)	222,960
302,193	Series 2005-A2-3A2 2.408%, 04/25/2035(j)	293,959
163,924	Series 2005-A3-4A1 2.658%, 06/25/2035(d)	166,328
129,307	Series 2005-A5-1A2 2.653%, 08/25/2035(d)	128,953
304,849	Series 2005-S3-1A9 6.000%, 01/25/2036	281,973
274,572	Series 2006-A1-1A2 2.408%, 02/25/2036(d)	246,107
422,742	Series 2006-A7-2A4 2.695%, 01/25/2037(d)	386,868
293,825	Series 2007-A1-4A2 2.489%, 07/25/2035(d)	294,571
402,008	Series 2007-S1-1A2 5.500%, 03/25/2022	402,244
326,577	Series 2007-S1-2A22 5.750%, 03/25/2037	285,117
1,672,515	Series 2007-S3-1A97 6.000%, 08/25/2037	1,532,711
1,426,961	Series 2008-R2-2A 5.500%, 12/27/2035(c)	1,315,788
	Lehman Mortgage Trust
45,144	Series 2006-1-3A5 5.500%, 02/25/2036	45,001
4,259,051	Series 2006-2-2A3 5.750%, 04/25/2036	4,222,557

Principal Amount^		Value
	Lehman XS Trust
$ 8	Series 2006-12N-A2A1 0.320%, 08/25/2046(d)	$8
	Master Adjustable Rate Mortgages Trust
454,604	Series 2004-7-3A1 2.494%, 07/25/2034(d)	457,992
253,144	Series 2006-2-1A1 2.584%, 04/25/2036(d)	244,531
	Master Alternative Loan Trust
106,913	Series 2003-9-4A1 5.250%, 11/25/2033	111,408
43,911	Series 2004-12-6A2 5.250%, 12/25/2034	43,860
115,084	Series 2004-5-1A1 5.500%, 06/25/2034	121,023
131,418	Series 2004-5-2A1 6.000%, 06/25/2034	139,557
291,771	Series 2004-8-2A1 6.000%, 09/25/2034	299,944
	Merrill Lynch Alternative Note Asset Trust
1,981,252	Series 2007-AF1-1AF2 5.750%, 05/25/2037	1,829,084
267,132	Series 2007-F1-2A7 6.000%, 03/25/2037	217,205
175,634	Series 2007-F1-2A8 6.000%, 03/25/2037	142,808
	Merrill Lynch Mortgage Investors Trust
56,761	Series 2006-2-2A 2.120%, 05/25/2036(d)	56,458
102,521	Series 2007-1-3A 2.437%, 01/25/2037(d)	98,620
	Morgan Stanley Capital I Trust
446,000	Series 2007-HQ12-AM 5.592%, 04/12/2049(j)	475,209
	Morgan Stanley Mortgage Loan Trust
5,648,305	Series 2006-11-2A2 6.000%, 08/25/2036	4,694,086
158,337	Series 2006-11-3A2 6.000%, 08/25/2036	139,669
865,080	Series 2006-7-3A 5.355%, 06/25/2036(j)	739,955
457,436	Series 2007-13-6A1 6.000%, 10/25/2037	372,351
	Morgan Stanley Re- Remic Trust
1,217,312	Series 2010-R9-3C 6.165%, 11/26/2036(c)(j)	1,195,014
	Motel 6 Trust
100,000	Series 2012-MTL6-D 3.781%, 10/05/2025(c)	99,117
	Prime Mortgage Trust
2,249,698	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	2,265,948
	Residential Accredit Loans, Inc.
198,472	Series 2004-QS2-AI1 5.500%, 02/25/2034	200,122
516,921	Series 2006-QS10-A9 6.500%, 08/25/2036	451,632
1,412,339	Series 2006-QS14-A18 6.250%, 11/25/2036	1,203,156

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Residential Accredit Loans, Inc. (continued)
$ 1,205,278	Series 2006-QS17-A5 6.000%, 12/25/2036	$993,932
1,174,883	Series 2006-QS2-1A4 5.500%, 02/25/2036	998,196
1,433,379	Series 2006-QS7-A3 6.000%, 06/25/2036	1,206,762
1,406,346	Series 2007-QS1-2A10 6.000%, 01/25/2037	1,181,031
2,089,560	Series 2007-QS3-A1 6.500%, 02/25/2037	1,722,236
5,044,475	Series 2007-QS6-A6 6.250%, 04/25/2037	4,215,315
1,158,551	Series 2007-QS8-A8 6.000%, 06/25/2037	965,260
3,388,366	Series 2007-QS9-A33 6.500%, 07/25/2037	2,863,725
	Residential Asset Securitization Trust
355,033	Series 2005-A8CB-A9 5.375%, 07/25/2035	313,299
173,638	Series 2006-A2-A11 6.000%, 01/25/2046	140,788
619,216	Series 2006-A8-1A1 6.000%, 08/25/2036	570,006
420,969	Series 2007-A1-A8 6.000%, 03/25/2037	305,064
1,735,288	Series 2007-A2-1A2 6.000%, 04/25/2037	1,510,401
1,068,111	Series 2007-A5-2A5 6.000%, 05/25/2037	951,655
163,189	Series 2007-A6-1A3 6.000%, 06/25/2037	149,667
	Residential Funding Mortgage Securities I, Inc.
131,209	Series 2006-S1-1A3 5.750%, 01/25/2036	134,041
1,943,234	Series 2006-S4-A5 6.000%, 04/25/2036	1,846,762
	SCG Trust
200,000	Series 2013-SRP1-A 1.556%, 11/15/2026(c)(d)	200,460
385,000	Series 2013-SRP1-B 2.656%, 11/15/2026(c)(d)	386,558
700,000	Series 2013-SRP1-C 3.411%, 11/15/2026(c)(d)	703,653
	Sequoia Mortgage Trust
7,000,000	Series 2013-4-A4 2.750%, 04/25/2043(j)	5,756,450
	Stanwich Mortgage Loan Trust
305,789	Series 2011-5-A 4.844%, 09/15/2037(b)(c)(j)	128,291
1,351,332	Series 2012-2-A 0.000%, 03/15/2047(b)(c)(j)	574,316
146,305	Series 2012-5-A 0.000%, 03/15/2051(b)(c)(d)	85,188
	Structured Adjustable Rate Mortgage Loan Trust
410,168	Series 2004-16-2A 2.414%, 11/25/2034(d)	407,273

Principal Amount^		Value
	Structured Adjustable Rate Mortgage Loan Trust (continued)
$ 311,582	Series 2004-6-1A 2.358%, 06/25/2034(d)	$308,822
101,434	Series 2005-14-A1 0.480%, 07/25/2035(d)	75,869
886,945	Series 2005-15-1A1 2.534%, 07/25/2035(d)	731,162
2,085,264	Series 2005-22-3A1 2.571%, 12/25/2035(d)	1,723,533
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
165,466	Series 2004-20-8A7 5.750%, 11/25/2034	175,217
	Structured Asset Securities Corp. Trust
127,051	Series 2005-1-7A7 5.500%, 02/25/2035	130,393
3,267,699	Series 2005-5-2A2 5.500%, 04/25/2035	3,264,556
	Sunset Mortgage Loan Co. LLC
2,755,525	Series 2014-NPL1-A 3.228%, 08/16/2044(c)(e)	2,755,969
	Washington Mutual Mortgage Pass-Through Certificates Trust
240,261	Series 2004-AR14-A1 2.395%, 01/25/2035(d)	241,837
82,082	Series 2004-CB2-2A 5.500%, 07/25/2034	85,862
1,146,927	Series 2005-1-5A1 6.000%, 03/25/2035	1,194,874
1,100,000	Series 2005-AR7-A3 2.362%, 08/25/2035(j)	1,084,536
167,398	Series 2006-2-1A9 6.000%, 03/25/2036	156,807
1,424,647	Series 2006-5-1A5 6.000%, 07/25/2036	1,188,841
703,447	Series 2006-8-A6 4.846%, 10/25/2036(e)	517,435
342,279	Series 2006-AR19-2A 1.913%, 01/25/2047(d)	310,693
5,158,736	Series 2007-5-A3 7.000%, 06/25/2037	3,209,895
	Wells Fargo Alternative Loan Trust
612,504	Series 2007-PA2-3A1 0.520%, 06/25/2037(d)	413,846
902,313	Series 2007-PA2-3A2 6.481%, 06/25/2037(d)(l)	178,034
	Wells Fargo Mortgage-Backed Securities Trust
50,807	Series 2003-J-1A9 2.612%, 10/25/2033(d)	51,105
317,651	Series 2003-M-A1 2.615%, 12/25/2033(d)	318,889
155,707	Series 2004-A-A1 2.637%, 02/25/2034(d)	156,419
57,001	Series 2005-11-2A3 5.500%, 11/25/2035	59,279
88,638	Series 2005-12-1A2 5.500%, 11/25/2035	90,744
1,065,757	Series 2005-12-1A5 5.500%, 11/25/2035	1,069,764

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Principal Amount^		Value
MORTGAGE-BACKED SECURITIES (CONTINUED)
	Wells Fargo Mortgage-Backed Securities Trust (continued)
$ 313,733	Series 2005-16-A18 6.000%, 01/25/2036	$311,054
207,317	Series 2005-17-1A1 5.500%, 01/25/2036	211,576
494,307	Series 2005-AR10-2A2 2.614%, 06/25/2035(d)	504,076
138,713	Series 2005-AR10-2A4 2.614%, 06/25/2035(d)	139,527
437,820	Series 2006-AR19-A1 5.470%, 12/25/2036(d)	428,731
1,671,064	Series 2006-AR2-2A5 2.612%, 03/25/2036(d)	1,615,813
1,463,216	Series 2007-3-1A4 6.000%, 04/25/2037	1,455,093

TOTAL MORTGAGE-BACKED SECURITIES (cost $220,612,280)		242,717,378

Contracts
PURCHASED OPTIONS: 0.2%

COMMON STOCKS: 0.1%
	Abbvie, Inc. Put Option
4	Exercise Price $52.50 Expiration Date: January 2015	20
	Actavis Plc Call Option
11	Exercise Price $285.00 Expiration Date: January 2015	1,100
11	Exercise Price $285.00 Expiration Date: February 2015	5,170
17	Exercise Price $275.00 Expiration Date: January 2015	3,400
	Allergan, Inc. Put Option
104	Exercise Price $200.00 Expiration Date: January 2015	13,832
	AT&T, Inc. Put Option
318	Exercise Price $35.00 Expiration Date: February 2015	68,052
502	Exercise Price $33.00 Expiration Date: March 2015	52,710
628	Exercise Price $35.00 Expiration Date: January 2015	123,716
	Avg Technologies N.V. Put Option
398	Exercise Price $17.50 Expiration Date: January 2015	3,980
	B/E Aerospace, Inc. Put Option
28	Exercise Price $50.00 Expiration Date: January 2015	980
150	Exercise Price $50.00 Expiration Date: February 2015	12,150
191	Exercise Price $55.00 Expiration Date: January 2015	12,892
	Baker Hughes, Inc. Put Option
313	Exercise Price $50.00 Expiration Date: January 2015	5,947

Contracts		Value
	Berry Plastics Group, Inc. Put Option
197	Exercise Price $22.50 Expiration Date: January 2015	$3,940

387	Exercise Price $25.00 Expiration Date: January 2015	13,545
	Bob Evans Farms, Inc. Put Option
192	Exercise Price $40.00 Expiration Date: January 2015	1,920
	California Resources Corp. Call Option
95	Exercise Price $7.50 Expiration Date: January 2015	950
382	Exercise Price $10.00 Expiration Date: February 2015	7,640
	Civeo Corp. Put Option
41	Exercise Price $6.00 Expiration Date: February 2015	7,995
545	Exercise Price $9.00 Expiration Date: January 2015	269,775
	CONSOL Energy, Inc. Put Option
120	Exercise Price $30.00 Expiration Date: January 2015	1,980
120	Exercise Price $30.00 Expiration Date: February 2015	7,800
	Covidien Plc Put Option
26	Exercise Price $80.00 Expiration Date: January 2015	780
66	Exercise Price $77.50 Expiration Date: January 2015	990
293	Exercise Price $75.00 Expiration Date: January 2015	5,860
	Cubist Pharmaceuticals, Inc. Put Option
1	Exercise Price $90.00 Expiration Date: February 2015	75
9	Exercise Price $80.00 Expiration Date: January 2015	90
27	Exercise Price $70.00 Expiration Date: February 2015	405
	DIRECTV Put Option
7	Exercise Price $80.00 Expiration Date: January 2015	35
	EMC Corp. Put Option
289	Exercise Price $27.00 Expiration Date: February 2015	7,658
398	Exercise Price $27.00 Expiration Date: January 2015	1,592
	Endo International Plc Put Option
190	Exercise Price $60.00 Expiration Date: January 2015	5,700
	Energizer Holdings, Inc. Put Option
19	Exercise Price $125.00 Expiration Date: January 2015	1,568
113	Exercise Price $115.00 Expiration Date: January 2015	4,520
	Exterran Holdings, Inc. Put Option
194	Exercise Price $25.00 Expiration Date: February 2015	9,215
285	Exercise Price $25.00 Expiration Date: January 2015	7,125

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Contracts		Value
COMMON STOCKS (CONTINUED)
	Google, Inc. Put Option
368	Exercise Price $495.00 Expiration Date: February 2015	$257,600
	Hubbell, Inc. Put Option
99	Exercise Price $90.00 Expiration Date: January 2015	1,980
	International Rectifier Corp. Put Option
52	Exercise Price $35.00 Expiration Date: March 2015	260
	ITV Plc Put Option
28	Exercise Price $1.80 Expiration Date: March 2015	872
	Juniper Networks, Inc. Put Option
192	Exercise Price $20.00 Expiration Date: January 2015	960
606	Exercise Price $19.00 Expiration Date: January 2015	2,424
	Kindred Healthcare, Inc. Put Option
291	Exercise Price $15.00 Expiration Date: February 2015	14,550
388	Exercise Price $15.00 Expiration Date: January 2015	11,640
	Level 3 Communications, Inc. Put Option
17	Exercise Price $40.00 Expiration Date: January 2015	4,284
	Media General, Inc. Put Option
191	Exercise Price $12.50 Expiration Date: January 2015	4,775
	Methanex Corp. Put Option
192	Exercise Price $42.50 Expiration Date: January 2015	15,360
	Molson Coors Brewing Co. Put Option
241	Exercise Price $65.00 Expiration Date: January 2015	6,025
	Mylan, Inc. Put Option
101	Exercise Price $40.00 Expiration Date: January 2015	303
	Now, Inc. Put Option
27	Exercise Price $22.50 Expiration Date: January 2015	1,755
194	Exercise Price $22.50 Expiration Date: February 2015	26,190
472	Exercise Price $20.00 Expiration Date: January 2015	11,800
	Outerwall, Inc. Put Option
104	Exercise Price $55.00 Expiration Date: January 2015	1,040
	Perry Ellis International, Inc. Put Option
136	Exercise Price $17.50 Expiration Date: January 2015	2,040
	Petsmart, Inc. Call Option
87	Exercise Price $82.50 Expiration Date: January 2015	870
	Protective Life Corp. Put Option
8	Exercise Price $55.00 Expiration Date: April 2015	40

Contracts		Value
	Riverbed Technology, Inc. Call Option
6	Exercise Price $21.00 Expiration Date: January 2015	$60
	Riverbed Technology, Inc. Put Option
208	Exercise Price $17.00 Expiration Date: January 2015	1,040
	Rock-Tenn Co. Put Option
58	Exercise Price $50.00 Expiration Date: January 2015	1,450
	T-Mobile US, Inc. Put Option
193	Exercise Price $23.00 Expiration Date: January 2015	1,158
386	Exercise Price $23.00 Expiration Date: February 2015	13,510
	Time Warner Cable, Inc. Put Option
29	Exercise Price $140.00 Expiration Date: January 2015	2,784
	TRW Automotive Holdings Corp. Call Option
35	Exercise Price $100.00 Expiration Date: April 2015	16,450
	Tyson Foods, Inc. - Class A Put Option
239	Exercise Price $36.00 Expiration Date: January 2015	2,988
	Uti Worldwide, Inc. Put Option
95	Exercise Price $10.00 Expiration Date: January 2015	1,900
	Weatherford International Plc Put Option
383	Exercise Price $10.00 Expiration Date: January 2015	4,788
534	Exercise Price $11.00 Expiration Date: January 2015	21,894
	Yum Brands, Inc. Put Option
194	Exercise Price $62.50 Expiration Date: January 2015	873
194	Exercise Price $62.50 Expiration Date: February 2015	6,402

		1,105,172

Notional Amount
CURRENCY OPTIONS: 0.0%
	USD Call/ CNH Put Call Option
8,000,000	Exercise Price $6.20 Expiration Date: February 2015	65,336
	USD Call/ COP Put Call Option
3,500,000	Exercise Price $2,122.00 Expiration Date: January 2015	374,822
	USD Call/ KRW Put Call Option
6,100,000	Exercise Price $1,095.00 Expiration Date: January 2015	31,598
	USD Call/ ZAR Put Call Option
3,000,000	Exercise Price $11.39 Expiration Date: January 2015	55,767
	USD Put/ KRW Call Put Option
6,100,000	Exercise Price $1,175.00 Expiration Date: January 2015	24

		527,547

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2014

Contracts		Value
EXCHANGE TRADED FUNDS: 0.1%
	Energy Select Sector SPDR Fund Put Option
2,902	Exercise Price $74.00 Expiration Date: March 2015	$632,636
	iShares MSCI Japan ETF Call Option
4,150	Exercise Price $12.00 Expiration Date: March 2015	41,500

		674,136

Notional Amount
INTEREST RATE SWAPTIONS: 0.0%
	Put MXN 1 Year Put Option
234,000,000	Exercise Price $4.26 Expiration Date: October 2015	36,312

TOTAL PURCHASED OPTIONS (cost $3,075,533)		2,343,167

Principal Amount^
SHORT-TERM INVESTMENTS: 13.6%

TREASURY BILLS: 1.2%
	United States Treasury Bill
$11,900,000	0.048%, 02/19/2015(a)	11,899,231

TOTAL TREASURY BILLS (cost $11,899,231)		11,899,231

REPURCHASE AGREEMENTS: 12.4%
$126,711,000	FICC, 0.000%, 12/31/14, due 01/02/2015 [collateral: par value $131,555,000, U.S. Treasury Note, 1.375%, due 05/31/2020; value $129,257,743] (proceeds $126,711,000)	126,711,000

TOTAL REPURCHASE AGREEMENTS (cost $126,711,000)		126,711,000

TOTAL SHORT-TERM INVESTMENTS (cost $138,610,231)		138,610,231

TOTAL INVESTMENTS IN SECURITIES (cost: $983,041,572): 100.9%		1,030,889,030

Liabilities in Excess of Other Assets: (0.9)%		(8,993,890)

Net Assets: 100.0%		$1,021,895,140

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt.
CLO	Collateralized Loan Obligation.
ETF	Exchange Traded Fund.
ETN	Exchange Traded Note.
GDR	Global Depository Receipt.
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
MLP	Master Limited Partnership.
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $113,831,829 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Illiquid securities at December 31, 2014, at which time the aggregate value of these illiquid securities is $11,439,316 or 1.1% of net assets.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.
(d)	Floating Interest Rate.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2014.
(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Perpetual Call.
(i)	Security is currently in default and/or non-income producing.
(j)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2014.
(k)	Principal Only security.
(l)	Interest Only security. Security with a notional or nominal principal amount.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2014

Shares		Value
COMMON STOCKS: (10.4)%
(22,450)	Actavis Plc*	$(5,778,854)
(701)	ADTRAN, Inc.	(15,282)
(40,440)	Albemarle Corp.	(2,431,657)
(13,400)	Alibaba Group Holding Ltd. ADR*	(1,392,796)
(3,228)	Alliance Resource Partners L.P.	(138,965)
(6,404)	Amazon.com, Inc.*	(1,987,481)
(753)	Anheuser-Busch InBev N.V. ADR	(84,577)
(4,312)	Antero Resources Corp.*	(174,981)
(426,203)	Applied Materials, Inc.	(10,620,979)
(4,025)	AptarGroup, Inc.	(269,031)
(31,219)	ASML Holding N.V.	(3,366,345)
(35,774)	AT&T, Inc.	(1,201,649)
(1,759)	Ball Corp.	(119,911)
(700)	Baytex Energy Corp.	(11,657)
(7,032)	Becton Dickinson and Co.	(978,573)
(976)	Bemis Co., Inc.	(44,125)
(38,323)	Best Buy Co., Inc.	(1,493,831)
(19,176)	Black Diamond Group Ltd.	(210,578)
(4,014)	Boeing Co. (The)	(521,740)
(212)	Boston Beer Co., Inc. (The) Class A*	(61,382)
(6,072)	Cabot Oil & Gas Corp.	(179,792)
(2,944)	Calix, Inc.*	(29,499)
(463)	Chemed Corp.	(48,925)
(1,490)	Ciena Corp.*	(28,921)
(10,473)	Cliffs Natural Resources, Inc.	(74,777)
(3,414)	ConAgra Foods, Inc.	(123,860)
(3,900)	ConocoPhillips	(269,334)
(25,416)	Continental Resources, Inc.*	(974,958)
(2,920)	Cracker Barrel Old Country Store, Inc.	(411,019)
(900)	Crescent Point Energy Corp.	(20,876)
(2,504)	Crown Holdings, Inc.*	(127,454)
(25,163)	Denny’s Corp.*	(259,431)
(38,495)	Deutsche Annington Immobilien SE	(1,309,675)
(10,405)	Dollar General Corp.*	(735,633)
(5,157)	Domino’s Pizza, Inc.	(485,635)
(351)	Endo International Plc*	(25,314)
(23,060)	Enerflex Ltd.	(325,780)
(2,201)	EQT Corp.	(166,616)
(23,377)	Exterran Partners L.P.	(505,411)
(41,753)	Fastenal Co.	(1,985,773)
(317,894)	First Quantum Minerals Ltd.	(4,523,924)
(7,498)	Frank’s International N.V.	(124,692)
(3,505)	Gannett Co., Inc.	(111,915)
(79,148)	General Electric Co.	(2,000,070)
(64,940)	General Motors Co.	(2,267,055)
(100)	H. Lundbeck A/S	(8)
(19,351)	Halyard Health, Inc.*	(879,890)
(3,252)	HD Supply Holdings, Inc.*	(95,901)
(2,378)	HealthSouth Corp.	(91,458)
(12,512)	Hexcel Corp.*	(519,123)
(57,642)	Horizon North Logistics, Inc.	(131,168)
(4,692)	Hormel Foods Corp.	(244,453)
(1,198)	Jack in the Box, Inc.	(95,792)
(17,687)	Laboratory Corp. of America Holdings*	(1,908,427)
(5,539)	LyondellBasell Industries N.V. Class A	(439,741)
(123,279)	Medtronic, Inc.	(8,900,744)
(11,325)	MRC Global, Inc.*	(171,574)
(78,948)	Newmont Mining Corp.	(1,492,117)

Shares		Value
(2,572)	Nexstar Broadcasting Group, Inc. Class A	$(133,204)
(1,707)	Papa John’s International, Inc.	(95,251)
(22,912)	Peabody Energy Corp.	(177,339)
(5,400)	Pennsylvania Real Estate Investment Trust	(126,684)
(108,366)	Petroleo Brasileiro S.A. ADR	(791,072)
(8,700)	PetSmart, Inc.	(707,266)
(3,693)	Pilgrim’s Pride Corp.*	(121,093)
(2,000)	Pitney Bowes, Inc.	(48,740)
(8,891)	Popeyes Louisiana Kitchen, Inc.*	(500,297)
(2,228)	Precision Castparts Corp.	(536,681)
(902,351)	RF Micro Devices, Inc.*	(14,970,003)
(6,431)	Rockwell Collins, Inc.	(543,291)
(55,024)	RPC, Inc.	(717,513)
(1,365)	Sanderson Farms, Inc.	(114,694)
(20,179)	Schlumberger Ltd.	(1,723,488)
(6,382)	Select Medical Holdings Corp.	(91,901)
(5,128)	Silgan Holdings, Inc.	(274,861)
(3,025)	Sinclair Broadcast Group, Inc. Class A	(82,764)
(3,505)	Sonic Corp.	(95,441)
(11,111)	Sonus Networks, Inc.*	(44,111)
(2,642)	Spansion, Inc. Class A*	(90,409)
(12,217)	Spirit AeroSystems Holdings, Inc. Class A*	(525,820)
(22,030)	Superior Energy Services, Inc.	(443,904)
(15,910)	Target Corp.	(1,207,728)
(235,900)	Tencent Holdings Ltd.	(3,422,743)
(22,414)	Teradata Corp.*	(979,044)
(7,603)	Texas Roadhouse, Inc.	(256,677)
(2,806)	TransDigm Group, Inc.*	(550,958)
(101,862)	Transocean Ltd.	(1,867,130)
(7,415)	TripAdvisor, Inc.*	(553,604)
(7,893)	Triumph Group, Inc.	(530,567)
(99,539)	Ventas, Inc.	(7,136,946)
(36,914)	Washington Prime Group, Inc.	(635,659)
(10,714)	Wendy’s Co. (The)	(96,747)
(15,007)	Wesco Aircraft Holdings, Inc.*	(209,798)
(6,956)	WESCO International, Inc.*	(530,117)
(5,539)	Westlake Chemical Corp.	(338,377)
(17,311)	Workday, Inc. Class A*	(1,412,751)
(1,574)	WW Grainger, Inc.	(401,197)
(70,700)	Yahoo Japan Corp.	(256,576)

TOTAL COMMON STOCKS (Proceeds $100,986,310)		(106,333,575)

EXCHANGE-TRADED FUNDS: (2.0)%
(10,735)	Alerian MLP ETF	(188,077)
(11,734)	Consumer Staples Select Sector SPDR Fund	(568,982)
(35,116)	Energy Select Sector SPDR Fund	(2,779,783)
(23,061)	Industrial Select Sector SPDR Fund	(1,304,561)
(256)	iShares 7-10 Year Treasury Bond ETF Class B	(27,133)
(17,345)	iShares MSCI China ETF	(871,239)
(61,538)	iShares MSCI Emerging Markets ETF	(2,417,828)
(1,063)	iShares Nasdaq Biotechnology ETF	(322,461)
(5,886)	iShares Russell 1000 Value ETF	(614,498)
(43,727)	iShares Russell 2000 ETF	(5,232,810)
(10,374)	iShares Russell 2000 Growth ETF	(1,477,050)

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2014

Shares		Value
EXCHANGE-TRADED FUNDS (CONTINUED)
(3,024)	JPMorgan Alerian MLP Index ETN	$(138,953)
(54,233)	Market Vectors Oil Service ETF	(1,948,049)
(1,071)	Powershares QQQ Trust Series 1	(110,581)
(17,310)	SPDR Barclays High Yield Bond ETF	(668,339)
(3,737)	SPDR S&P 500 ETF Trust	(767,954)
(4,200)	SPDR S&P Oil & Gas Exploration & Production ETF	(201,012)
(3,027)	Technology Select Sector SPDR Fund	(125,167)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $19,757,205)		(19,764,477)

Principal Amount^
CORPORATE BONDS: (0.2)%
	AT&T, Inc.
$(1,980,000)	3.900%, 03/11/2024	(2,038,693)
	BPZ Resources, Inc.
(137,000)	6.500%, 03/01/2015	(61,650)
	Kinder Morgan Energy Partners L.P.
(160,000)	3.950%, 09/01/2022	(158,909)

TOTAL CORPORATE BONDS (Proceeds $2,336,579)		(2,259,252)

TOTAL SECURITIES SOLD SHORT (Proceeds $123,080,094): (12.6)%		$(128,357,304)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at December 31, 2014

Description	Number of Contracts Purchased / (Sold)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
S&P500 E Mini Index Futures	(92)	$(9,441,040)	03/2015	$(396,062)

SCHEDULE OF SWAPS at December 31, 2014

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2014	Notional Amount	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Republic of Venezuela 9.250% 09/15/2027 (Buy Protection)	9/20/2019	Bank of America N.A.	(5.000%)	42.022%	$(1,050,000)	$583,996	$244,362	$339,634
Federal Republic of Brazil 12.250% 03/06/2030 (Buy Protection)	12/20/2019	Bank of America N.A.	(1.000%)	1.937%	(305,000)	13,233	10,746	2,487
Federal Republic of Brazil 12.250% 03/06/2030 (Buy Protection)	12/20/2019	Bank of America N.A.	(1.000%)	1.937%	(420,000)	18,224	11,682	6,542
Federal Republic of Brazil 12.250% 03/06/2030 (Buy Protection)	12/20/2019	Bank of America N.A.	(1.000%)	1.937%	(915,000)	39,701	30,980	8,721
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Bank of America N.A.	1.000%	6.466%	300,000	(64,646)	(38,296)	(26,350)
Federal Republic of Brazil 12.250% 03/06/2030 (Buy Protection)	12/20/2019	Citigroup Global Markets, Inc.	(1.000%)	1.937%	(600,000)	26,034	17,526	8,508
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Citigroup Global Markets, Inc.	1.000%	6.466%	2,350,000	(506,386)	(406,640)	(99,746)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Citigroup Global Markets, Inc.	1.000%	6.466%	550,000	(118,515)	(70,208)	(48,307)
Southwest Airlines Co. 5.125% 03/01/2017 (Buy Protection)	6/20/2019	Deutsche Bank Securities, Inc.	(1.000%)	0.438%	(4,200,000)	(102,896)	(65,536)	(37,360)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Deutsche Bank Securities, Inc.	1.000%	6.466%	460,000	(99,122)	(64,551)	(34,571)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	6.466%	1,200,000	(258,580)	(174,354)	(84,226)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	6.466%	1,200,000	(258,580)	(225,670)	(32,910)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	6.466%	1,200,000	(258,580)	(249,017)	(9,563)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF SWAPS at December 31, 2014 (Continued)

Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2014	Notional Amount	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
Transocean, Inc. 7.375% 04/15/2018 (Sell Protection)	12/20/2019	Morgan Stanley Capital Services, Inc.	1.000%	6.466%	$765,000	$(164,845)	$(137,810)	$(27,035)

						$(1,150,962)	$(1,116,786)	$(34,176)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS(1)(2)(3)

Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2014	Notional Amount	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation / (Depreciation)
CDX Investment Grade Credit 100 Series 22 (Sell Protection)	6/20/2019	1.000%	0.581%	$4,200,000	$75,758	$72,498	$3,260
CDX High Yield 500 Series 23 (Sell Protection)	12/20/2019	5.000%	3.559%	3,625,000	224,754	226,200	(1,446)
CDX High Yield 500 Series 23 (Sell Protection)	12/20/2019	5.000%	3.559%	3,625,000	224,754	228,738	(3,984)

					$525,266	$527,436	$(2,170)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Description	Maturity Date	Counterparty	Fixed Rate	Floating Rate Index	Notional Amount(4)	Fair Value	Unrealized Depreciation
Dow Jones Stoxx 600 Media EUR	11/1/2017	Goldman Sachs International	(242.290%)	1-Month EUR-1D-LIBOR-BBA	(107,711)	$(908)	$(908)
Dow Jones Stoxx 600 Price EUR Index EUR	11/1/2017	Goldman Sachs International	(332.640%)	1-Month EUR-1D-LIBOR-BBA	(48,825)	(182)	(182)
Enquest Plc GBP	11/1/2017	Goldman Sachs International	(0.500%)	1-Month GBP-LIBOR-BBA	(8,411)	—	—
ITV Plc GBP	11/1/2017	Goldman Sachs International	2.073%	1-Month GBP-LIBOR-BBA	213,997	—	—
Premier Oil Plc GBP	11/1/2017	Goldman Sachs International	(3.107%)	1-Month GBP-LIBOR-BBA	(19,148)	—	—
Prosiebensat.1 Media AG EUR	11/1/2017	Goldman Sachs International	(31.021%)	1-Month EUR-LIBOR-BBA	(21,267)	—	—
RTL Group S.A. EUR	11/1/2017	Goldman Sachs International	(75.143%)	1-Month EUR-LIBOR-BBA	(43,030)	—	—
Television Francaise 1 EUR	11/1/2017	Goldman Sachs International	(10.910%)	1-Month EUR-LIBOR-BBA	(43,005)	—	—

						$(1,090)	$(1,090)

(1)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(2)	For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.
(3)	For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX 23 HY 500 Series, and CDX 22 IG 100 Series.
(4)	Notionals are denominated in foreign currency.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF OPTIONS WRITTEN at December 31, 2014

Contracts		Value
Common Stocks: (0.0%)
	Cliffs Natural Resources, Inc. Put Option
(104)	Exercise Price $5.00 Expiration Date: January 2015	$(1,040)
	Covidien Plc Put Option
(96)	Exercise Price $57.50 Expiration Date: January 2015	(480)
(44)	Exercise Price $62.50 Expiration Date: January 2015	(220)
	Cubist Pharmaceuticals, Inc. Put Option
(9)	Exercise Price $70.00 Expiration Date: February 2015	(135)
	CVS Health Corp. Call Option
(53)	Exercise Price $92.50 Expiration Date: January 2015	(24,380)
	DIRECTV Call Option
(75)	Exercise Price $85.00 Expiration Date: March 2015	(34,125)
(48)	Exercise Price $87.50 Expiration Date: March 2015	(12,240)
(7)	Exercise Price $85.00 Expiration Date: January 2015	(1,442)
	Family Dollar Stores, Inc. Call Option
(172)	Exercise Price $80.00 Expiration Date: January 2015	(13,760)
	iShares MSCI Japan ETF Call Option
(2,075)	Exercise Price $13.00 Expiration Date: March 2015	(2,075)
	Level 3 Communications, Inc. Call Option
(17)	Exercise Price $45.00 Expiration Date: January 2015	(714)

Contracts		Value
Common Stocks (continued)
	Manitowoc Co., Inc. (The) Call Option
(29)	Exercise Price $20.00 Expiration Date: January 2015	$(6,641)
	Petsmart, Inc. Put Option
(87)	Exercise Price $80.00 Expiration Date: January 2015	(1,305)
	Riverbed Technology, Inc. Put Option
(6)	Exercise Price $19.00 Expiration Date: January 2015	(18)
	Time Warner Cable, Inc. Put Option
(22)	Exercise Price $140.00 Expiration Date: January 2015	(2,112)
	TRW Automotive Holdings Corp. Call Option
(35)	Exercise Price $105.00 Expiration Date: April 2015	(1,400)
(35)	Exercise Price $105.00 Expiration Date: January 2015	(175)

		(102,262)

Notional Amount
Currency Options: (0.0%)
	USD Call/ KRW Put Call Option
(12,200,000)	Exercise Price $1,150.00 Expiration Date: January 2015	(390)

Total Options Written (premiums $165,331): (0.0%)		$(102,652)

The premium amount and the number of option contracts written during the year ended December 31, 2014, were as follows:

	Alternative Strategies Fund
	Premium Amount	Number of Contracts
Options outstanding at December 31, 2013	$181,123	5,572
Options Written	4,371,260	12,270,705
Options Closed	(1,003,613)	(14,040)
Options Exercised	(1,801,296)	(23,473)
Options Expired	(1,582,143)	(35,850)

Options outstanding at December 31, 2014	$165,331	12,202,914

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2014

At December 31, 2014, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2014	Fund Delivering	U.S. $ Value at December 31, 2014	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/8/2015	USD	$2,247,263	TWD	$2,208,739	$38,524	$—
	1/12/2015	USD	1,435,250	TRY	1,404,834	30,416	—
	1/15/2015	USD	2,738,641	COP	2,763,969	—	(25,328)
	1/20/2015	JPY	6,649,960	USD	6,762,088	—	(112,128)
Barclays Bank Plc	1/8/2015	KRW	2,092,194	USD	2,084,466	7,728	—
	1/8/2015	USD	4,438,280	KRW	4,511,863	—	(73,583)
Citibank N.A.	1/20/2015	USD	848,451	NZD	856,210	—	(7,759)
Credit Suisse International	1/2/2015	EUR	1,373,463	USD	1,380,875	—	(7,412)
	1/2/2015	MXN	9,629,341	USD	9,637,737	—	(8,396)
	1/2/2015	USD	1,419,914	EUR	1,373,463	46,451	—
	1/2/2015	USD	10,341,539	MXN	9,629,341	712,198	—
	1/5/2015	SGD	2,226,920	USD	2,236,238	—	(9,318)
	1/5/2015	USD	2,247,362	SGD	2,226,919	20,443	—
	1/8/2015	AUD	4,249,287	USD	4,350,668	—	(101,381)
	1/8/2015	USD	2,226,270	MYR	2,201,672	24,598	—
	1/8/2015	USD	4,467,283	NZD	4,488,745	—	(21,462)
	1/12/2015	EUR	883,437	USD	894,760	—	(11,323)
	1/12/2015	USD	899,820	EUR	883,437	16,383	—
	1/12/2015	USD	4,193,971	TRY	4,105,450	88,521	—
	1/22/2015	USD	3,766,434	EUR	3,710,822	55,612	—
	1/22/2015	USD	61,090	MXN	60,220	870	—
	1/26/2015	USD	2,135,425	BRL	2,134,765	660	—
	1/29/2015	USD	6,580,440	EUR	6,536,170	44,270	—
	2/2/2015	USD	1,381,279	EUR	1,373,863	7,416	—
	2/3/2015	USD	9,619,331	MXN	9,612,424	6,907	—
Goldman Sachs & Co.	3/16/2015	AUD	2,195	USD	2,182	13	—
	3/16/2015	AUD	732	USD	735	—	(3)
	3/16/2015	CAD	31,239	USD	31,122	117	—
	3/16/2015	CAD	15,060	USD	14,998	62	—
	3/16/2015	CAD	37,692	USD	37,649	43	—
	3/16/2015	CAD	109,550	USD	109,535	15	—
	3/16/2015	CAD	48,278	USD	48,373	—	(95)
	3/16/2015	EUR	200,038	USD	205,811	—	(5,773)
	3/16/2015	GBP	1,713	USD	1,722	—	(9)
	3/16/2015	GBP	6,539	USD	6,549	—	(10)
	3/16/2015	GBP	1,090	USD	1,100	—	(10)
	3/16/2015	GBP	1,246	USD	1,257	—	(11)
	3/16/2015	NOK	478,823	USD	483,478	—	(4,655)
	3/16/2015	USD	18,349	AUD	18,175	174	—
	3/16/2015	USD	2,214	AUD	2,196	18	—
	3/16/2015	USD	2,196	AUD	2,196	—	—
	3/16/2015	USD	2,912	AUD	2,928	—	(16)
	3/16/2015	USD	1,290,404	CAD	1,283,093	7,311	—
	3/16/2015	USD	30,292	CAD	30,292	—	—
	3/16/2015	USD	13,053	CAD	13,080	—	(27)
	3/16/2015	USD	13,718	CAD	13,769	—	(51)
	3/16/2015	USD	69,563	CAD	69,705	—	(142)
	3/16/2015	USD	6,602,823	EUR	6,452,797	150,026	—
	3/16/2015	USD	159,765	EUR	155,356	4,409	—

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

Litman Gregory Masters Alternative Strategies Fund

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2014 (Continued)

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2014	Fund Delivering	U.S. $ Value at December 31, 2014	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co. (continued)	3/16/2015	USD	$118,985	EUR	$115,276	$3,709	$—
	3/16/2015	USD	314,422	EUR	312,529	1,893	—
	3/16/2015	USD	356,787	EUR	355,152	1,635	—
	3/16/2015	USD	80,858	EUR	79,676	1,182	—
	3/16/2015	USD	9,133	GBP	9,061	72	—
	3/16/2015	USD	470	GBP	467	3	—
	3/16/2015	USD	780	GBP	778	2	—
	3/16/2015	USD	312	GBP	311	1	—
	3/16/2015	USD	491,503	NOK	478,823	12,680	—

			$98,665,379		$97,769,909	$1,284,362	$(388,892)

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (07/01/14 to 12/31/14)	Expense Ratios During Period* (07/01/14 to 12/31/14)
Litman Gregory Masters Equity Fund – Institutional Actual	$1,000.00	$1,026.80	$5.98	1.17%
Litman Gregory Masters Equity Fund – Investor Actual	$1,000.00	$1,025.40	$7.20	1.41%
Litman Gregory Masters Equity Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.30	$5.95	1.17%
Litman Gregory Masters Equity Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.09	$7.17	1.41%
Litman Gregory Masters International Fund – Institutional Actual	$1,000.00	$932.50	$4.97	1.02%
Litman Gregory Masters International Fund – Investor Actual	$1,000.00	$930.70	$6.18	1.27%
Litman Gregory Masters International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Litman Gregory Masters International Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,018.80	$6.46	1.27%
Litman Gregory Masters Smaller Companies Fund – Institutional Actual	$1,000.00	$892.50	$6.92	1.45%
Litman Gregory Masters Smaller Companies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.89	$7.37	1.45%
Litman Gregory Masters Alternative Strategies Fund – Institutional Actual	$1,000.00	$999.70	$8.87	1.76%
Litman Gregory Masters Alternative Strategies Fund – Investor Actual	$1,000.00	$998.50	$10.18	2.02%
Litman Gregory Masters Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,016.33	$8.94	1.76%
Litman Gregory Masters Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,015.02	$10.26	2.02%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

Expense Examples	75

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2014

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
ASSETS:
Investments in securities at cost	$290,186,623	$1,348,436,876	$60,544,419	$856,330,572
Repurchase agreements at cost	20,197,000	75,099,000	8,887,000	126,711,000

Total investments at cost	$310,383,623	$1,423,535,876	$69,431,419	$983,041,572

Investments in securities at value	$399,273,430	$1,434,663,936	$64,416,730	$904,178,030
Repurchase agreements at value	20,197,000	75,099,000	8,887,000	126,711,000

Total investments at value	$419,470,430	$1,509,762,936	$73,303,730	$1,030,889,030

Cash	4,476	1,811	2,450	28,173,606
Cash, denominated in foreign currency (cost of $0, $23, $0 and $183,446, respectively)	—	23	—	187,640
Deposits at brokers and custodian for securities sold short, futures, options and swaps	—	—	—	131,687,259
Receivables:	—	—	—	—
Fund shares sold	958,343	3,866,032	2,134	4,342,554
Securities sold	44,136	3,171	4,423	7,859,696
Dividends and interest	229,214	776,270	85,911	3,926,452
Foreign tax reclaims	23,254	1,422,036	—	6,062
Variation margin	—	—	—	121,011
Other receivables	—	—	—	276
Unrealized gain on forward foreign currency exchange contracts	—	7,222,593	—	1,284,362
Unrealized gain on swaps	—	—	—	365,892
Prepaid expenses	21,425	49,949	9,618	37,684

Total assets	420,751,278	1,523,104,821	73,408,266	1,208,881,524

LIABILITIES:
Written options (premium received, $0, $0, $0 and $165,331, respectively)	—	—	—	102,652
Securities sold short (proceeds, $0, $0, $0 and $123,080,094, respectively)	—	—	—	128,357,304
Deposits received from brokers and custodian for securities sold short, futures, options and swaps	—	—	—	1,460,714
Payables:	—	—	—	—
Advisory fees	362,716	1,102,929	64,390	948,208
Securities purchased	106,052	1,077,692	—	27,798,737
Fund shares redeemed	448,186	1,606,619	48,934	717,472
Foreign taxes withheld	898	58,659	—	10,678
Professional fees	31,749	68,050	22,703	59,735
Line of credit	—	—	—	25,000,000
Paydown	—	—	—	10,511
Line of credit interest	—	—	—	36,156
Dividend and interest on swaps	—	—	—	3,684
Short dividend	—	—	—	113,534
Chief Compliance Officer fees	14,094	14,094	14,094	14,094
Net swap premiums received	—	—	—	1,116,786
Unrealized loss on forward foreign currency exchange contracts	—	471,278	—	388,892
Unrealized loss on swaps	—	—	—	401,158
Distribution fees payable for investor class (see Note 4)	16	73,703	—	33,755
Accrued other expenses	108,317	604,296	42,208	412,314

Total liabilities	1,072,028	5,077,320	192,329	186,986,384

NET ASSETS	$419,679,250	$1,518,027,501	$73,215,937	$1,021,895,140

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2014 – (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
Institutional Class:
Net Assets	$419,602,504	$1,175,694,328	$73,215,937	$855,242,926
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	23,303,853	67,734,717	3,644,452	74,733,450
Net asset value, offering and redemption price per share	$18.01	$17.36	$20.09	$11.44

Investor Class:
Net Assets	$76,746	$342,333,173	$—	$166,652,214
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,304	19,876,083	—	14,551,352
Net asset value, offering price and redemption price per share	$17.83	$17.22	$—	$11.45

COMPONENTS OF NET ASSETS
Paid-in capital	$305,133,833	$1,505,268,686	$90,739,466	$988,113,002
Undistributed net investment income (loss)	284,347	13,780,270	—	1,301,056
Accumulated net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	5,177,126	(93,868,189)	(21,395,840)	(10,591,355)
Net unrealized appreciation/depreciation on:
Investments	109,086,807	86,227,060	3,872,311	47,847,458
Foreign currency transactions	(2,863)	6,619,674	—	873,008
Short sales	—	—	—	(5,277,210)
Written options	—	—	—	62,679
Futures	—	—	—	(396,062)
Swaps	—	—	—	(37,436)

Net assets	$419,679,250	$1,518,027,501	$73,215,937	$1,021,895,140

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	77

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2014

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $122,761, $2,639,359, $0 and $188,952, respectively)	$4,875,732	$31,974,023	$667,209	$6,087,320
Interest	—	—	—	28,974,320

Total income	4,875,732	31,974,023	667,209	35,061,640

Expenses
Advisory fees	4,694,909	17,282,294	931,444	12,087,911
Transfer agent fees	203,149	767,198	74,074	516,614
Fund accounting fees	87,008	96,623	66,237	163,069
Administration fees	87,236	318,655	18,330	170,865
Professional fees	72,444	209,405	30,574	178,346
Trustee fees	76,968	135,151	60,423	97,495
Custody fees	56,437	1,037,924	20,650	598,825
Reports to shareholders	52,460	103,366	19,231	85,636
Registration expense	62,280	41,739	21,099	47,453
Miscellaneous	16,583	84,139	1,056	6,461
Insurance expense	10,837	49,351	2,358	21,073
Dividend & interest expense	—	—	—	2,149,378
Chief Compliance Officer fees	14,094	14,094	14,094	14,094
Distribution fees for investor class (see Note 4)	257	865,560	—	339,446

Total expenses	5,434,662	21,005,499	1,259,570	16,476,666
Less: fees waived (see Note 3)	(441,362)	(3,334,784)	(85,935)	(1,079,415)

Net expenses	4,993,300	17,670,715	1,173,635	15,397,251

Net investment income (loss)	(117,568)	14,303,308	(506,426)	19,664,389

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (net of capital gains tax of $0, $0, $0 and $(3,152), respectively)	49,537,265	157,499,048	10,152,435	17,811,049
Foreign currency transactions	(19,415)	(434,155)	—	3,272,469
Short sales	—	—	—	(11,424,790)
Written options	—	—	—	1,431,404
Futures	—	—	—	(3,763,605)
Swap contracts	—	—	—	(428,833)

Net realized gain (loss)	49,517,850	157,064,893	10,152,435	6,897,694

Net change in unrealized appreciation/depreciation on:
Investments	(4,583,716)	(222,351,048)	(12,714,884)	4,341,050
Foreign currency transactions	12,742	8,562,719	—	910,745
Short sales	—	—	—	(2,525,834)
Written options	—	—	—	44,061
Futures	—	—	—	(666,604)
Foreign capital gains tax	—	19,628	—	—
Swap contracts	—	—	—	105,833

Net change in unrealized appreciation/depreciation	(4,570,974)	(213,768,701)	(12,714,884)	2,209,251

Net realized and unrealized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	44,946,876	(56,703,808)	(2,562,449)	9,106,945

Net increase (decrease) in net assets resulting from operations	$44,829,308	$(42,400,500)	$(3,068,875)	$28,771,334

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(117,568)	$(891,788)	$14,303,308	$14,956,262
Net realized gain on investments and foreign currency transactions	49,517,850	20,104,897	157,064,893	139,510,826
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(4,570,974)	82,011,933	(213,768,701)	146,421,701

Net increase (decrease) in net assets resulting from operations	44,829,308	101,225,042	(42,400,500)	300,888,789

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(14,134,491)	(13,460,005)
Investor Class	—	—	(3,321,403)	(2,872,907)
From net realized gain
Institutional Class	(43,039,588)	(14,931,031)	—	—
Investor Class	(7,940)	(3,406)	—	—

Total distributions	(43,047,528)	(14,934,437)	(17,455,894)	(16,332,912)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	23,122,093	20,078,077	182,213,339	235,984,580
Institutional Class - proceeds in connection with mergers (see Note 13)	—	120,208,189	—	—
Investor Class	25,109	44,177	11,549,367	12,321,545
Reinvested distributions
Institutional Class	42,352,213	14,646,735	9,528,816	9,641,375
Investor Class	7,940	3,406	3,320,866	2,872,547
Redemption fee proceeds
Institutional Class	11,236	14,743	46,794	91,557
Investor Class	—	256	—	41
Payment for shares redeemed
Institutional Class	(67,887,846)	(95,377,248)	(297,824,681)	(320,894,369)
Investor Class	(50,402)	(61,954)	(4,586,559)	(1,024,242)

Net increase (decrease) in net assets from capital share transactions	(2,419,657)	59,556,381	(95,752,058)	(61,006,966)

Total increase (decrease) in net assets	(637,877)	145,846,986	(155,608,452)	223,548,911
NET ASSETS:	—	—	—	—
Beginning of year	420,317,127	274,470,141	1,673,635,953	1,450,087,042

End of year	$419,679,250	$420,317,127	$1,518,027,501	$1,673,635,953

Undistributed net investment income (loss)	$284,347	$(7,689)	$13,780,270	$18,059,058

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	1,235,212	1,282,210	10,150,054	14,285,272
Sold - shares in connection with merger (see Note 13)	—	7,385,014	—	—
Reinvested distributions	2,332,170	852,546	543,262	536,222
Redeemed	(3,629,131)	(5,920,810)	(16,514,530)	(19,502,451)

Net increase (decrease) from capital share transactions	(61,749)	3,598,960	(5,821,214)	(4,680,957)

Investor Class:
Sold	1,360	2,771	672,340	776,245
Reinvested distributions	441	199	190,854	161,017
Redeemed	(2,625)	(4,083)	(262,233)	(61,616)

Net increase (decrease) from capital share transactions	(824)	(1,113)	600,961	875,646

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	79

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(506,426)	$(649,539)	$19,664,389	$14,497,712
Net realized gain (loss) on investments, short sales, options, foreign currency transactions, futures and swap contracts	10,152,435	18,769,971	6,897,694	(720,868)
Net change in unrealized appreciation/depreciation on investments, short sales, options, foreign currency transactions, futures and swap contracts	(12,714,884)	6,242,859	2,209,251	18,895,090

Net increase(decrease) in net assets resulting from operations	(3,068,875)	24,363,291	28,771,334	32,671,934

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	—	(20,241,553)	(13,276,268)
Investor Class	—	—	(3,521,703)	(2,175,014)
From net realized gain
Institutional Class	—	—	(5,677,864)	—
Investor Class	—	—	(1,116,018)	—

Total distributions	—	—	(30,557,138)	(15,451,282)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	3,464,292	3,736,394	378,057,693	314,524,605
Investor Class	—	—	89,439,864	69,157,751
Reinvested distributions
Institutional Class	—	—	23,239,239	13,015,519
Investor Class	—	—	4,551,509	2,145,893
Redemption fee proceeds
Institutional Class	—	784	19,432	22,873
Investor Class	—	—	5,384	19,982
Payment for shares redeemed
Institutional Class	(11,583,489)	(14,985,256)	(145,549,269)	(90,522,222)
Investor Class	—	—	(35,290,655)	(24,127,912)

Net increase (decrease) in net assets from capital share transactions	(8,119,197)	(11,248,078)	314,473,197	284,236,489

Total increase (decrease) in net assets	(11,188,072)	13,115,213	312,687,393	301,457,141
NET ASSETS:	—	—	—	—
Beginning of year	84,404,009	71,288,796	709,207,747	407,750,606

End of year	$73,215,937	$84,404,009	$1,021,895,140	$709,207,747

Undistributed net investment income	$—	$—	$1,301,056	$1,464,713

CAPITAL TRANSACTIONS IN SHARES

Institutional Class:
Sold	163,598	205,348	32,617,533	27,737,311
Reinvested distributions	—	—	2,018,516	1,148,339
Redeemed	(550,041)	(833,804)	(12,530,603)	(7,970,348)

Net increase (decrease) from capital share transactions	(386,443)	(628,456)	22,105,446	20,915,302

Investor Class:
Sold	—	—	7,714,657	6,100,658
Reinvested distributions	—	—	395,187	189,118
Redeemed	—	—	(3,034,038)	(2,123,729)

Net increase from capital share transactions	—	—	5,075,806	4,166,047

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.98	$13.88	$12.43	$12.97	$10.88

Income from investment operations:
Net investment income (loss)	(0.01)[1]	(0.04)	0.01	(0.04)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	2.02	4.88	1.70	(0.50)	2.12

Total income (loss) from investment operations	2.01	4.84	1.71	(0.54)	2.09

Less distributions:
From net investment income	—	—	(0.01)	—	—

From net realized gains	(1.98)	(0.74)	(0.25)	—	—

Total distributions	(1.98)	(0.74)	(0.26)	—	—

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$18.01	$17.98	$13.88	$12.43	$12.97

Total return	11.07%	35.14%	13.78%	(4.16)%	19.21%

Ratios/supplemental data:
Net assets, end of year (millions)	$419.6	$420.2	$274.4	$306.5	$345.7

Ratios of total expenses to average net assets:
Before fees waived	1.27%	1.30%	1.30%	1.28%	1.29%

After fees waived	1.17%	1.23%	1.28%[2]	1.26%	1.27%

Ratio of net investment income (loss) to average net assets:	(0.03)%	(0.27)%	0.09%	(0.26)%	(0.30)%

Portfolio turnover rate	52.70%[3]	113.28%[3]	74.03%[3]	71.42%[3]	77.22%[3]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $4,621 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	81

Litman Gregory Masters Equity Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.87	$13.79	$12.37	$12.94	$10.87

Income from investment operations:
Net investment loss	(0.05)[1]	(0.11)	(0.16)	(0.02)	(0.03)

Net realized gain (loss) and net change in unrealized appreciation/ depreciation on investments and foreign currency	1.99	4.93	1.83	(0.55)	2.10

Total income (loss) from investment operations	1.94	4.82	1.67	(0.57)	2.07

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	(1.98)	(0.74)	(0.25)	—	—

Total distributions	(1.98)	(0.74)	(0.25)	—	—

Redemption fee proceeds	—	—	—	—	— ^

Net asset value, end of year	$17.83	$17.87	$13.79	$12.37	$12.94

Total return	10.75%	35.22%	13.51%	(4.40)%	19.04%

Ratios/supplemental data:
Net assets, end of year (thousands)	$76.7	$91.7	$86.0	$319.3	$141.6

Ratios of total expenses to average net assets:
Before fees waived	1.52%	1.55%	1.55%	1.53%	1.54%

After fees waived	1.42%	1.48%	1.53%[2]	1.51%	1.52%

Ratio of net investment loss to average net assets:	(0.28)%	(0.52)%	(0.34)%	(0.46)%	(0.51)%

Portfolio turnover rate	52.70%[3]	113.28%[3]	74.03%[3]	71.42%[3]	77.22%[3]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $3 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

Litman Gregory Masters International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.06	$15.02	$12.58	$15.05	$13.05

Income from investment operations:
Net investment income	0.17 [1]	0.18	0.16	0.11	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.66)	3.04	2.35	(2.55)	2.00

Total income (loss) from investment operations	(0.49)	3.22	2.51	(2.44)	2.07

Less distributions:
From net investment income	(0.21)	(0.18)	(0.07)	(0.03)	(0.07)

From net realized gains	—	—	—	—	—

Total distributions	(0.21)	(0.18)	(0.07)	(0.03)	(0.07)

Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^

Net asset value, end of year	$17.36	$18.06	$15.02	$12.58	$15.05

Total return	(2.72)%	21.47%	19.96%	(16.24)%	15.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,175.7	$1,328.2	$1,175.5	$1,173.6	$1,449.0

Ratios of total expenses to average net assets:
Before fees waived	1.24%	1.30%	1.30%	1.26%	1.28%

After fees waived	1.03%	1.11%	1.15%[2]	1.11%	1.14%

Ratio of net investment income to average net assets:	0.94%	1.02%	1.05%	0.73%	0.51%

Portfolio turnover rate	70.08%[3]	112.35%[3]	107.28%[3]	127.07%[3]	98.74%[3]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $98 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	83

Litman Gregory Masters International Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.92	$14.92	$12.53	$15.03	$13.04

Income from investment operations:
Net investment income	0.12 [1]	0.12	0.11	0.07	0.04

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(0.65)	3.03	2.35	(2.54)	1.99

Total income (loss) from investment operations	(0.53)	3.15	2.46	(2.47)	2.03

Less distributions:
From net investment income	(0.17)	(0.15)	(0.07)	(0.03)	(0.04)

From net realized gains	—	—	—	—	—

Total distributions	(0.17)	(0.15)	(0.07)	(0.03)	(0.04)

Redemption fee proceeds	—	— ^	— ^	— ^	— ^

Net asset value, end of year	$17.22	$17.92	$14.92	$12.53	$15.03

Total return	(2.98)%	21.12%	19.64%	(16.46)%	15.58%

Ratios/supplemental data:
Net assets, end of year (millions)	$342.3	$345.4	$274.6	$240.8	$243.2

Ratios of total expenses to average net assets:
Before fees waived	1.49%	1.55%	1.55%	1.51%	1.53%

After fees waived	1.28%	1.36%	1.40%[2]	1.36%	1.39%

Ratio of net investment income to average net assets:	0.66%	0.76%	0.80%	0.46%	0.22%

Portfolio turnover rate	70.08%[3]	112.35%[3]	107.28%[3]	127.07%[3]	98.74%[3]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $21 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$20.94	$15.30	$12.91	$12.85	$10.51

Income from investment operations:
Net investment loss	(0.13)[1]	(0.16)	(0.09)	(0.15)	(0.08)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(0.72)	5.80	2.48	0.21	2.42

Total income (loss) from investment operations	(0.85)	5.64	2.39	0.06	2.34

Less distributions:
From net investment income	—	—	—	—	—

From net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Redemption fee proceeds	—	— ^	— ^	— ^	— ^

Net asset value, end of year	$20.09	$20.94	$15.30	$12.91	$12.85

Total return	(4.06)%	36.86%	18.51%	0.47%	22.26%

Ratios/supplemental data:
Net assets, end of year (millions)	$73.2	$84.4	$71.3	$70.6	$85.1

Ratios of total expenses to average net assets:
Before fees waived	1.54%	1.54%	1.58%	1.54%	1.56%

After fees waived	1.44%	1.47%	1.57%[2]	1.54%^^	1.55%

Ratio of net investment loss to average net assets:	(0.62)%	(0.83)%	(0.56)%	(1.06)%	(0.62)%

Portfolio turnover rate	104.22%	153.56%	142.07%	125.18%	113.76%

^	Amount represents less than $0.01 per share.
^^	Percentage impact rounds to less than 0.01%
[1]	Calculated based on the average shares outstanding methodology.
[2]	Ratio excludes $4,032 of fees paid indirectly or 0.01% impact on the ratio of total expenses to average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	85

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period

	Year Ended December 31,			Period Ended December 31, 2011**
	2014	2013	2012
Net asset value, beginning of year	$11.42	$11.01	$10.32	$10.00

Income from investment operations:
Net investment income	0.27 [1]	0.26	0.30	0.03

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.14	0.43	0.67	0.31

Total income from investment operations	0.41	0.69	0.97	0.34

Less distributions:
From net investment income	(0.31)	(0.28)	(0.27)	(0.02)

From net realized gains	(0.08)	—	(0.01)	—	^

Total distributions	(0.39)	(0.28)	(0.28)	(0.02)

Redemption fee proceeds	— ^	— ^	— ^	—

Net asset value, end of year	$11.44	$11.42	$11.01	$10.32

Total return	3.58%	6.32%	9.41%	3.41	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$855.2	$600.9	$349.2	$152.0

Ratios of total expenses to average net assets:
Before fees waived	1.87%[6]	1.82%[5]	1.91%[2,4]	2.08	%*[2,3]

After fees waived	1.74%[6]	1.66%[5]	1.64%[4,7]	1.61	%*[3]

Ratio of net investment income to average net assets:	2.32%[6]	2.53%[5]	3.22%[4]	1.51	%*[3]

Portfolio turnover rate	156.88%[8]	179.19%[8]	160.54%[8]	34.19	%+[8]

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $81,645 for the period ended December 31, 2011 and $131,223 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.41% for the period ended December 31, 2011 and 1.96% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Ratio excludes $465 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period

	Year Ended December 31,			Period Ended December 31, 2011**
	2014	2013	2012
Net asset value, beginning of year	$11.43	$11.02	$10.32	$10.00

Income from investment operations:
Net investment income	0.24 [1]	0.24	0.26	0.02

Net realized gain and net change in unrealized appreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.14	0.43	0.68	0.32

Total income from investment operations	0.38	0.67	0.94	0.34

Less distributions:
From net investment income	(0.28)	(0.26)	(0.23)	(0.02)

From net realized gains	(0.08)	—	(0.01)	—	^

Total distributions	(0.36)	(0.26)	(0.24)	(0.02)

Redemption fee proceeds	— ^	— ^	— ^	—

Net asset value, end of year	$11.45	$11.43	$11.02	$10.32

Total return	3.33%	6.07%	9.16%	3.39	%+

Ratios/supplemental data:
Net assets, end of year (millions)	$166.7	$108.3	$58.5	$17.2

Ratios of total expenses to average net assets:
Before fees waived	2.12%[6]	2.07%[5]	2.16%[2,4]	2.33	%*[2,3]

After fees waived	1.99%[6]	1.91%[5]	1.89%[4,7]	1.86	%*[3]

Ratio of net investment income to average net assets:	2.07%[6]	2.27%[5]	2.98%[4]	1.41	%*[3]

Portfolio turnover rate	156.88%[8]	179.19%[8]	160.54%[8]	34.19	%+[8]

^	Amount represents less than $0.01 per share.
*	Annualized.
**	Commenced operations on September 30, 2011.
+	Not annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Does not include the impact of approximately $3,769 for the period ended December 31, 2011 and $20,109 for the year ended December 31, 2012 of custody and accounting fees from the Fund’s period end that were not charged by the service provider. Had such amounts been included, the annualized ratio of total expenses to average net assets before fees waived and expenses paid indirectly would have been 2.66% for the period ended December 31, 2011 and 2.21% for the year ended December 31, 2012.
[3]	Includes Interest & Dividend expense of 0.12% of average net assets.
[4]	Includes Interest & Dividend expense of 0.15% of average net assets.
[5]	Includes Interest & Dividend expense of 0.17% of average net assets.
[6]	Includes Interest & Dividend expense of 0.25% of average net assets.
[7]	Ratio excludes $71 of fees paid indirectly or 0.00% impact on the ratio of total expenses to average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	87

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of four separate series: Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (each a “Fund” and collectively the “Funds”).

Litman Gregory Masters Equity Fund (“Equity Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers. The Equity Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters International Fund (“International Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Litman Gregory Masters Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

Litman Gregory Masters Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A	Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B	Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

88	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C	Senior Term Loans. The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D	Short sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

E	Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

F	Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Notes to Financial Statements	89

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

G	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions. (See Note 7).

H	Financial futures contracts. Each Fund invests in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities that each Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, each Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, each Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. (See Note 7).

I	Credit default swaps. Each Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss. (See Note 7).

J	Total Return Swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset. (See Note 7).

K	Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less

90	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions. (See Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. (See Note 7).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Notes to Financial Statements	91

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

L	Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

M	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2014, and have determined that no provision for income tax is required in the Funds’ financial statements. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

N	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

O	Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12B1 expenses, can be directly attributed to that specific class.

P	Restricted Cash. At December 31, 2014, the Alternative Strategies Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

Q	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2014, there were no restricted securities held in the Funds.

R	Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

92	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	N/A	N/A	1.10%	1.00%	N/A	N/A	N/A	N/A	N/A	N/A
International	N/A	N/A	N/A	N/A	1.10%	1.00%	N/A	N/A	N/A	N/A
Smaller Companies	1.14%	1.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alternatives Strategies	N/A	N/A	N/A	N/A	N/A	N/A	1.40%	1.30%	1.25%	1.20%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 1.00% of the average daily net assets of the Equity Fund, 0.86% of the average daily net assets of the International Fund, and 1.03% of the average daily net assets of the Smaller Companies Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year December 31, 2014, the amount waived, contractual and voluntary, was $441,362, $3,334,784, $85,935 and $11,007 for Equity Fund, International Fund, Smaller Companies Fund and Alternative Strategies Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2016, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 1.49% and 1.74%, respectively. For the fiscal year ended December 31, 2014, the amount waived contractually was $1,068,408 for the Alternative Strategies Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. The following table shows the waived or reimbursed expenses subject to potential recovery expiring on December 31:

Year Incurred	Expiration Year	Alternatives Strategies Fund
2012	2015	$825,383
2013	2016	848,585
2014	2017	1,068,408

Effective September 10, 2014, State Street Bank and Trust (“State Street”) serves as the Administrator to the Funds. Prior to September 10, 2014 U.S. Bancorp Fund Services, LLC (“USBFS”) served as the Administrator to the Funds. State Street serves as the Funds’ Custodian and Fund Accountant.

Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Effective October 1, 2014, the Funds’ principal underwriter is ALPS Distributors, Inc. Prior to October 1, 2014, Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acted as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $56,376 annually for the services of the CCO.

No Managers used their respective affiliated entity for purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2014.

During the year ended December 31, 2014, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $90,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Notes to Financial Statements	93

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund, International Fund and Alternative Strategies Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2014, the Equity, International and Alternative Strategies Fund’s Investor Classes incurred $257, $865,560 and $339,446, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2014, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$211,287,724	$255,312,282
International Fund	$1,087,368,594	$1,173,398,059
Smaller Companies Fund	$70,789,979	$74,499,009
Alternatives Strategies Fund	$1,407,773,123	$1,103,267,550

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these

94	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following table provides the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2014. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$399,273,430	$—	$—	$399,273,430

Total Equity	$399,273,430	$—	$—	$399,273,430

Short-Term Investments
Repurchase Agreements	$—	$20,197,000	$—	$20,197,000

Total Investments in Securities	$399,273,430	$20,197,000	$—	$419,470,430

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2014.

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Australia	$—	$58,031,811	$—	$58,031,811
Belgium	$—	$25,024,138	$—	$25,024,138
Brazil	$—	$24,659,641	$—	$24,659,641
Canada	$65,337,052	$—	$—	$65,337,052
China	$28,268,508	$27,505,794	$—	$55,774,302
Denmark	$—	$19,433,924	$—	$19,433,924
Finland	$—	$38,635,802	$—	$38,635,802
France	$—	$232,867,978	$—	$232,867,978
Germany	$—	$92,161,549	$—	$92,161,549
Greece	$—	$12,884,237	$—	$12,884,237
Ireland	$21,553,197	$—	$—	$21,553,197
Japan	$—	$125,430,249	$—	$125,430,249
Malaysia	$—	$30,952,660	$—	$30,952,660
Netherlands	$—	$27,731,577	$—	$27,731,577
Panama	$29,023,035	$—	$—	$29,023,035
Philippines	$—	$12,197,413	$—	$12,197,413
South Africa	$—	$10,340,669	$—	$10,340,669
South Korea	$—	$35,568,988	$—	$35,568,988
Spain	$—	$49,508,916	$—	$49,508,916
Sweden	$—	$31,733,398	$—	$31,733,398
Switzerland	$—	$110,141,334	$—	$110,141,334
Turkey	$—	$9,413,319	$—	$9,413,319
United Kingdom	$49,624,052	$266,247,052	$—	$315,871,104

Notes to Financial Statements	95

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Rights/Warrants
Spain	$177,861	$—	$—	$177,861
Preferred Stocks
United Kingdom	$—	$209,782	$—	$209,782

Total Equity	$193,983,705	$1,240,680,231	$—	$1,434,663,936

Short-Term Investments
United States	$—	$75,099,000	$—	$75,099,000

Total Short-Term Investments	$—	$75,099,000	$—	$75,099,000

Total Investments in Securities	$193,983,705	$1,315,779,231	$—	$1,509,762,936

Other Financial Instruments*	$6,751,315	$—	$—	$6,751,315

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Following is a schedule of transfers out of Level 1 for the International Fund:

Description	Transfers out of Level 1*
Equity
Common Stocks	$(959,197,568)

Total Equity	$(959,197,568)

Following is a schedule of transfers into Level 2 for the International Fund:

Description	Transfers into Level 2*
Equity
Common Stocks	$959,197,568

Total Equity	$959,197,568

*	The amount of transfers in and out are reflected at the securities’ fair value at the end of the period.

Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$64,128,730	$288,000	$—	$64,416,730

Total Equity	$64,128,730	$288,000	$—	$64,416,730

Short-Term Investments
Repurchase Agreements	$—	$8,887,000	$—	$8,887,000

Total Investments in Securities in Assets	$64,128,730	$9,175,000	$—	$73,303,730

(a)	See Fund’s Schedule of Investments for sector classifications.

There were no transfers between any levels in the Fund as of December 31, 2014.

96	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$387,424,548	$2,841,255	$846,652	**	$391,112,455
Exchange-Traded Funds	$2,019,925	$—	$—		$2,019,925
Limited Partnerships	$—	$—	$1,125,160	**	$1,125,160
Preferred Stocks	$6,586,364	$531,033	$—		$7,117,397

Total Equity	$396,030,837	$3,372,288	$1,971,812	**	$401,374,937

Rights/Warrants	$10,433	$—	$—		$10,433
Short-Term Investments
Treasury Bills	$—	$11,899,231	$—		$11,899,231
Repurchase Agreements	$—	$126,711,000	$—		$126,711,000

Total Short-Term Investments	$—	$138,610,231	$—		$138,610,231

Fixed Income
Asset-Backed Securities	$—	$28,090,379	$2,192,569	**	$30,282,948
Bank Loans	$—	$39,848,427	$—		$39,848,427
Convertible Bonds	$—	$20,327,737	$—		$20,327,737
Corporate Bonds	$—	$136,694,536	$3,580,995	**	$140,275,531
Government Securities & Agency Issue	$—	$15,098,241	$—		$15,098,241
Mortgage-Backed Securities	$—	$241,719,435	$997,943	(1)	$242,717,378

Total Fixed Income	$—	$481,778,755	$6,771,507	**	$488,550,262

Purchased Options	$1,779,308	$563,859	—		$2,343,167

Total Investments in Securities in Assets	$397,820,578	$624,325,133	$8,743,319	**	$1,030,889,030

Short Sales
Common Stocks	$(106,333,567)	$—	$(8	)**	$(106,333,575)
Exchange-Traded Funds	$(19,764,477)	$397,820,578	$—		$(19,764,477)
Corporate Bonds	$—	$(2,259,252)	$—		$(2,259,252)

Total Short Sales	$(126,098,044)	$(2,259,252)	$(8	)**	$(128,357,304)

Total Investments in Securities in Liabilities	$(126,098,044)	$(2,259,252)	$(8	)**	$(128,357,304)

Other Financial Instruments*
Forwards Foreign Currency Exchange Contracts	$895,470	$—	$—		$895,470
Futures	$(396,062)	$—	$—		$(396,062)
Swaps - Credit Default	$—	$(36,346)	$—		$(36,346)
Swaps - Total Return	$—	$(1,090)	$—		$(1,090)
Written Options	$(102,262)	$(390)	$—		$(102,652)

(a)	See Fund’s Schedule of Investments for sector classifications.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)	These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

Notes to Financial Statements	97

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Alternative Strategies Fund:

Description	Balance as of December 31, 2013	Purchase	Realized Gain (Loss)	Amortization	Change in unrealized appreciation (depreciation)		Sales		Transfers into Level 3*	Transfers out of Level 3*	Balance as of December 31, 2014
Equity
Common Stocks	$178,624	$797,695	$—	$—	$(129,667	)**	$—		$—	$—	$846,652
Limited Partnerships	$578,294	$529,372	$—	$—	$23,661	**	$(6,167	)(1)	$—	$—	$1,125,160

Total Equity	$756,918	$1,327,067	$—	$—	$(106,006)		$(6,167)		$—	$—	$1,971,812

Fixed Income
Asset-Backed Securities	$—	$2,192,569	$—	$256	$(256	)**	$—		$—	$—	$2,192,569
Corporate Bonds	$1,090,998	$2,172,784	$956	$4,779	$22,029	**	$(35,475)		$324,924	$—	$3,580,995
Mortgage-Backed Securities	$1,352,338	$84,052	$369,277	$3,893	$65,664	**	$(1,043,569)		$294,579	$(128,291)	$997,943

Total Fixed Income	$2,443,336	$4,449,405	$370,233	$8,928	$87,437		$(1,079,044)		$619,503	$(128,291)	$6,771,507

Total Investments In Securities	$3,200,254	$5,776,472	$370,233	$8,928	$(18,569)		$(1,085,211)		$619,503	$(128,291)	$8,743,319

Short Sales
Common Stocks	$—	$—	$—	$—	$(8)		$—		$—	$—	$(8)
Total Short Sales	$—	$—	$—	$—	$(8)		$—		$—	$—	$(8)

*	The amount of transfers in or out are reflected at the securities’ fair value at the end of the period.

**	The amounts represent the total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2014.

(1)	The amount represents a return of capital.

98	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The following table summarizes the significant quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2014.

Asset Categories	Fair Value at December 31, 2014	Valuation Techniques	Unobservable Inputs***	Ranges	Average
Common Stocks	$637,797	N/A	Underlying asset appraisals and operating statements	N/A	N/A
	152,295	Valuation Model for auction value of spectrum rights	Estimated Multiples, Estimated transaction expenses, estimated taxes and outstanding shares	$2.40-4.45	$2.95
	56,560	Discounted Present Value of future receivable	N/A	0.07-0.08 0.15-0.16	N/A N/A
Limited Partnership	1,125,160	N/A**	Underlying asset appraisals and operating statements	N/A	N/A
Asset-Backed Securities	2,192,569	Cash Flow Model	Bid side pricing	N/A	100
Corporate Bonds	3,256,071	Underwriting and Funding	Private Financing, Project progress reports, maintenance of collateral and yield	N/A	100
	324,924	Discount to similar securities	Broker Quotes of similar securities	111.63-114.00	112.813
Mortgage-Backed Securities	659,505	Pricing Model*	Cash Flow and Discounted Broker Quotes	42.50-50.74 47.63-63.09	46.62 55.36
	338,438	Discount to round lot pricing	Round lot prices with discount based on size of position	N/A	N/A
Short Sales	(8)	Discounted Present Value of future receivable	N/A	0.07-0.08	N/A

*	The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

**	No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund’s measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund’s valuation procedures that the Limited Partnerships are not being reported at fair value.

***	Significant increases and decreases on the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements.

Note 7 – Other Derivative Information

At December 31, 2014, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund

	Derivative Assets		Derivative Liabilities
Risk	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency	Unrealized gain on forward foreign currency exchange contracts	$7,222,593	Unrealized loss on forward foreign currency exchange contracts	$(471,278)

Notes to Financial Statements	99

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$1,284,362	Unrealized loss on forward foreign currency exchange contracts	$(388,892)
		Investments in securities(1)	527,547	Written options	(390)
Interest rate		Investments in securities(1)	36,312	Written options	—
Credit		Unrealized gain on swaps*	369,152	Unrealized loss on swaps*	(405,498)
Equity		Unrealized gain on swaps	—	Unrealized loss on swaps	(1,090)
		Unrealized gain on futures contracts**	—	Unrealized loss on futures contracts**	(396,062)
		Investments in securities	1,779,308	Written options	(102,262)

	Total		$3,996,681		$(1,294,194)

(1)    Generally, the Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

*     Includes cumulative appreciation/depreciation on centrally cleared swaps.

**  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2014, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

Equity Fund

	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average(a)
Currency	Forward foreign currency exchange contracts(1)	$—	$18,526	1,378,713

(a)	Quarterly average notional values are based on the average of quarterly end notional balances for the year ended December 31, 2014.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

International Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average(a)
Currency		Forward foreign currency exchange contracts(1)	$1,166,705	$8,750,622	86,995,219
		Purchased option contracts(2)	(897,156)	127,351	40,626,000

	Total		$269,549	$8,877,973

(a)	Quarterly average notional values are based on the average of quarterly end notional balances for the year ended December 31, 2014.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	Generally, the Statements of Operations location for “Purchased Options” is “Investments in securities”.

100	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Quarterly Average
Currency		Forward foreign currency exchange contracts(1)	$2,667,061	$924,742	76,057,933	(a)
		Purchased option contracts(2)	1,026,398	270,372	9,760,000	(a)
		Written option contracts	—	45,970	2,440,000	(a)
Interest rate		Swap contracts	72,000	—	—
		Future contracts	(1,997,693)	(542,956)	28,025,949	(a)
		Purchased option contracts(2)	—	(29,409)	46,800,000	(a)
Credit		Swap contracts	(839,695)	106,923	19,956,160	(a)(c)
Equity		Swap contracts	338,862	(1,090)	978,135	(a)(c)
		Future contracts	(1,765,912)	(123,648)	9,412,068	(a)
		Purchased option contracts(2)	(3,214,344)	(846,291)	13,218	(b)
		Written option contracts	1,431,404	(1,909)	5,497	(b)

	Total		$(2,281,919)	$(197,296)

(a)	Quarterly average notional values are based on the average of quarterly end notional balances for the year ended December 31, 2014.

(b)	Quarterly average contracts are based on the average of quarterly end contracts for the year ended December 31, 2014.

(c)	Notional amount is denoted in local currency.

(1)	Forward foreign currency exchange contracts are included in Foreign currency transactions in the Statements of Operations.

(2)	Generally, the Statements of Operations location for “Purchased Options” is “Investments in securities”.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following tables represent the ASU 2013-01 disclosure related to offsetting assets and liabilities for each of the Funds as of December 31, 2014:

Equity Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Securities Collateral (Pledged) Received	Cash Collateral (Pledged) Received	Net Amount
Description
Repurchase Agreements	$20,197,000	$—	$—	$—	$20,197,000

	$20,197,000	$—	$—	$—	$20,197,000

Notes to Financial Statements	101

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund
Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Securities Collateral (Pledged) Received	Cash Collateral (Pledged) Received	Net Amount
Description
Repurchase Agreements	$75,099,000	$—	$—	$—	$75,099,000

	$75,099,000	$—	$—	$—	$75,099,000

International Fund

		Derivative Assets				Derivative Liabilities
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust	$—	$—	$7,222,593	$7,222,593	$—	$(471,278)	$—	$(471,278)	$6,751,315	$—	$6,751,315

Total	$—	$—	$7,222,593	$7,222,593	$—	$(471,278)	$—	$(471,278)	$6,751,315	$—	$6,751,315

Smaller Companies Fund

Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Securities Collateral (Pledged) Received	Cash Collateral (Pledged) Received	Net Amount
Description
Repurchase Agreements	$8,887,000	$—	$—	$—	$8,887,000

	$8,887,000	$—	$—	$—	$8,887,000

Alternative Strategies Fund
Assets:	Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Securities Collateral (Pledged) Received	Cash Collateral (Pledged) Received	Net Amount
Description
Repurchase Agreements	$126,711,000	$—	$—	$—	$126,711,000

	$126,711,000	$—	$—	$—	$126,711,000

102	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund

	Derivative Assets						Derivative Liabilities
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$36,312	$357,384	$68,940	$462,636	$—	$(26,350)	$(137,456)	$—	$(163,806)	$298,830	$(298,830)	$—
Barclays Bank Plc	—	—	7,728	7,728	—	—	(73,583)	—	(73,583)	(65,855)	—	(65,855)
Citibank N.A.	374,822	—	—	374,822	—	—	(7,759)	—	(7,759)	367,063	—	367,063
Citigroup Global Markets, Inc.	—	8,508	—	8,508	—	(148,053)	—	—	(148,053)	(139,545)	139,545	—
Credit Suisse International	—	—	1,024,329	1,024,329	—	—	(159,292)	—	(159,292)	865,037	(865,037)	—
Deutsche Bank Securities, Inc.	152,725	—	—	152,725	—	(71,931)	—	(390)	(72,321)	80,404	—	80,404
Goldman Sachs & Co.	847,572	—	183,365	1,030,937	—	—	(10,802)	(75,807)	(86,609)	944,328	—	944,328
Goldman Sachs International	—	—	—	—	—	(1,090)	—	—	(1,090)	(1,090)	1,090	—
JP Morgan Chase Bank NA	—	—	—	—	(396,062)	—	—	—	(396,062)	(396,062)	396,062	—
Morgan Stanley & Co.	931,736	—	—	931,736	—	—	—	(26,455)	(26,455)	905,281	—	905,281
Morgan Stanley Capital Services, Inc.	—	—	—	—	—	(153,734)	—	—	(153,734)	(153,734)	153,734	—

Total	$2,343,167	$365,892	$1,284,362	$3,993,421	$(396,062)	$(401,158)	$(388,892)	$(102,652)	$(1,288,764)	$2,704,657	$(473,436)	$2,231,221

(1)	Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of assets and liabilities.

Note 8 – Unfunded Loan Commitment

At December 31, 2014, unfunded loan commitment for the Alternative Strategies Fund was as follows:

Borrower	Unfunded Commitment
College Terrace	$209,251
801 S. Broadway	150,857
Pacific City Retail	36,111
Echo Brickell	231,409
365 Bond St.	370,997
SLS Hotel	330,751

Total	$1,329,376

Notes to Financial Statements	103

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Income Taxes and Distributions to Shareholders

As of December 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternatives Strategies Fund
Tax cost of Investments	$311,277,310	$1,427,836,038	$70,229,684	$989,871,178
Gross Tax Unrealized Appreciation	113,288,408	207,122,688	11,814,023	62,677,209
Gross Tax Unrealized Depreciation	(5,095,288)	(125,195,790)	(8,739,977)	(21,659,357)

Net Tax unrealized appreciation (depreciation) on investments	108,193,120	81,926,898	3,074,046	41,017,852
Net Tax unrealized appreciation (depreciation) on forward foreign currency exchange contracts, foreign currency, swaps, futures, & short sales	(2,863)	(134,010)	—	(5,189,133)

Net Tax unrealized appreciation (depreciation)	108,190,257	81,792,888	3,074,046	35,828,719

Undistributed Ordinary Income	601,076	20,533,954	—	2,404,869

Undistributed Long-Term Capital Gains	5,754,084	—	—	3,902,427

Capital Loss Carry Forward	—	(89,568,027)	(20,195,302)	—

Current Year Ordinary Late Year Losses	—	—	—	—

Post-October Capital Losses	—	—	(402,273)	(8,327,923)

Other Accumulated Losses	—	—	—	(25,954)

Total accumulated gain/(loss)	$114,545,417	$12,758,815	$(17,523,529)	$33,782,138

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

During the year ended December 31, 2014, the Funds utilized the following amounts of capital loss carryforwards:

Fund	Capital Loss Carryover Utilized
Equity Fund	$2,091,124
International Fund	147,311,499
Smaller Companies Fund	10,902,816
Alternatives Strategies Fund	2,832,362

The capital loss carry forwards for each Fund are as follows:

Fund	Capital Loss Carryover	Expires
Equity Fund	$—
International Fund	89,568,027	12/31/17
Smaller Companies Fund	20,195,302	12/31/17
Alternatives Strategies Fund	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Equity Fund*	$409,604	$(667,348)	$257,744
International Fund*	(1,126,202)	1,126,201	1
Smaller Companies Fund*	506,426	(14,070)	(492,356)
Alternatives Strategies Fund*	3,935,211	(5,470,800)	1,535,589

*	The permanent differences primarily relate to Paydowns, Partnerships, Foreign currency gains/losses, NOL and equalization adjustments.

104	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The tax composition of dividends (other than return of capital dividends), for the years ended December 31, 2014 and 2013 are as follows:

	2014		2013
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$10,455,161	$32,592,367	$10,055,825	$4,878,612
International Fund	$17,455,894	$—	$16,332,912	$—
Smaller Companies Fund	$—	$—	$—	$—
Alternative Strategies Fund	$27,892,987	$2,664,151	$15,451,282	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies, late year losses, and PFIC adjustments.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with the Equity Fund, International Fund and Smaller Companies Fund (the “Three Funds”) expiring on or March 13, 2015. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.00% per annum. As compensation for holding the lending commitment available, the Trust pays 0.10% per annum fee on the unused portion of the commitment on the unsecured line, which is allocated among the three Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust also has a secured $100,000,000 (increased $50,000,000 during the year) line of credit for the Alternative Strategies Fund with its custodian expiring on July 30, 2015. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the federal funds rate or overnight libor plus 1.10% per annum. As compensation for holding the lending commitment available, the Trust pays 0.15% per annum fee on the unused portion of the commitment on the secured line, which is paid for by the Alternative Strategies Fund. The fee is payable quarterly in arrears. An upfront fee equal to 0.05% of the increased line of credit was paid at closing.

Amounts outstanding to the Three Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $100,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2014, the accrued interest expense was $222,477 for Alternative Strategies Fund. For the year ended December 31, 2014, there were no borrowings for the Equity Fund, International Fund and Smaller Companies Fund, and there was no balance outstanding at the end of the year. There was an outstanding balance of $25,000,000 for the Alternative Strategies Fund at December 31, 2014. The average borrowing for the year ended December 31, 2014 for the Alternative Strategies Fund for the period the line was drawn was $24,579,044, at an average borrowing rate of 1.1979%.

Note 11 – Limited Partnership Investment

On June 27, 2012, First Pacific Advisors LLC on behalf the Litman Gregory Masters Alternative Strategies Fund executed an agreement to invest in U.S. Farming Realty Trust II, LP, a limited partnership investment. The capital commitment of this investment is approximately $1.3 million. The remaining commitment as of December 31, 2014 is $206,912.

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-backed securities investment risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a

Notes to Financial Statements	105

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Fund may invest in foreign currencies for investment and hedging purposes.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•	Distressed Companies Risk. The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•	Emerging Markets Risk. The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

106	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Fund invests may be renegotiated or terminated.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Multi-Strategy Management Risk. This is the risk that the Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Non-Diversification Risk. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding a larger number of securities. This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•	High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

•	Smaller Companies Risk. The Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Short Sale Risk. This is the risk that the value of a security the Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

Note 13 – Fund Reorganizations

As of the close of business on June 20, 2013 and December 19, 2013, respectively, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Litman Gregory Masters Value Fund (the “Value Fund”) and Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”), respectively, were transferred to the Litman Gregory Masters Equity Fund (the “Equity Fund”). The Board determined that the reorganizations were in the best interest of the Value Fund and Focused Opportunities Funds’ shareholders, and did not dilute the

Notes to Financial Statements	107

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

interests of existing shareholders. Shareholders of the Value Fund and Focused Opportunities Fund received 0.9795 and 0.8525 Institutional Class shares, respectively, of the Equity Fund, which is equivalent in aggregate net asset value to the value of their shares of the Value Fund and the Focused Opportunities Fund. The reorganizations qualified as a tax-free reorganization to the Litman Gregory Masters Funds’ shareholders. For financial reporting purposes, the acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired funds. The assets received and shares issued by the Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund and Focused Opportunities Fund were carried forward to align ongoing reporting of the Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date are included below:

Equity Fund and Value Fund Reorganization

Acquired Fund	Litman Gregory Masters Value Fund
Net Assets	$67,851,847
Shares Outstanding	4,554,457
Net Asset Value	$14.90
Investments at fair value	$10,658,482
Unrealized appreciation/(depreciation)	$8,433,400
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Acquired Fund	Litman Gregory Masters Equity Fund
Net Assets immediately prior to merger	280,971,536
Net Assets immediately after merger	348,823,383
Fund Shares Issued in exchange for acquired fund	4,461,002
Exchange rate for shares issued	0.9795

Equity Fund and Focused Opportunities Fund Reorganization

Acquired Fund	Litman Gregory Masters Focus Opportunities Fund
Net Assets	$51,170,208
Shares Outstanding	3,430,098
Net Asset Value	$14.92
Investments at fair value	$19,032,831
Unrealized appreciation/(depreciation)	$(7,247,266)
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—

Acquired Fund	Litman Gregory Masters Equity Fund
Net Assets immediately prior to merger	$362,565,763
Net Assets immediately after merger	$413,735,971
Fund Shares Issued in exchange for acquired fund	2,924,012
Exchange rate for shares issued	0.8525

108	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Assuming the acquisitions had been completed on January 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Acquired Fund	Litman Gregory Masters Equity Fund
Net investment loss	$(731,951)
Net realized and unrealized gain on Investments	$128,827,647

Total increase from operations	$128,095,696

Note 14 – Subsequent Event

As of the prospectus dated April 30, 2014, the net expense ratios for the Institutional class and Investor class of the International Fund were 1.07% and 1.32%, respectively. As of January 1, 2015, net expense ratios were capped at 0.99% for the Institutional class and 1.24% for the Investor class.

Notes to Financial Statements	109

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation and Renewal of Investment Advisory Agreements

At an in-person meeting held on December 3, 2014 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 2015 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and Litman Gregory Fund Advisors, LLC (the “Advisor”) with respect to the Litman Gregory Masters Equity Fund (the “Equity Fund”), the Litman Gregory Masters International Fund (the “International Fund”), the Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) and the Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) (each of the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) each of Davis Selected Advisers, L.P., Fiduciary Management, Inc., Harris Associates L.P. (“Harris”), Nuance Investments, LLC, Sands Capital Management, LLC and Wells Capital Management Inc. (“Wells”) with respect to the Equity Fund; (b) each of Harris, Lazard Asset Management LLC, Northern Cross, LLC, Thornburg Investment Management, Inc. and Wellington Management Company, LLP with respect to the International Fund; (c) each of Cove Street Capital, LLC, First Pacific Advisers, LLC (“FPA”) and Wells with respect to the Smaller Companies Fund; and (d) each of DoubleLine Capital LP, FPA, Loomis, Sayles & Company, L.P., and Water Island Capital, LLC with respect to the Alternative Strategies Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved (1) the continuation for an additional one-year term through April 30, 2016 of (x) the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”); and (y) the Operating Expenses Limitation Agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Advisor (the “Alternative Strategies Fund Expenses Limitation Agreement”); and (2) the initial term from January 1, 2015 through April 30, 2016 of the Operating Expenses Limitation Agreement between the Trust, on behalf of the International Fund, and the Advisor (the “International Fund Expenses Limitation Agreement,” and collectively with the Advisory Agreements, the Fee Waiver Agreement and the Alternative Strategies Fund Expenses Limitation Agreement, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the approval or renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

The Board also noted that it had received extensive information about, and in-person presentations from various members of senior management at the Advisor regarding, the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meetings, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Advisor, its personnel and its resources. The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s chief compliance officer (“CCO”), and that the services of the CCO were provided at a nominal cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board as well as the preparation of shareholder communications. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including those members of the Board who are “interested persons” of the Trust within the meaning of the 1940 Act, as well as the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees noted the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among others, a report assembled by Keil Fiduciary Strategies LLC (“KFS”) (not affiliated with the Advisor) (the “KFS Report”). The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Equity Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the Russell 3000 Index (the “Equity Market Benchmark”); (2) the Morningstar Large Growth Category (the “Equity Morningstar Category”); and (3) the KFS Peer Group for the Equity Fund (together with the Equity Morningstar Category, the “Equity Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Equity Fund outperformed the Equity Fund Benchmarks for the one-year and fifteen-year periods ended September 30, 2014 and outperformed the Equity Market Benchmark for the fifteen-year period ended September 30, 2014. The Independent Trustees further noted that, with respect

Other Information	111

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

to single-year periods ended September 30, the Equity Fund outperformed the Equity Fund Benchmarks in seven of the last fifteen years and outperformed the Equity Market Benchmark in six of the last fifteen years. The Independent Trustees found that the performance of the Institutional shares of the Equity Fund was in the second quintile of the Equity Morningstar Category for the one-year and fifteen-year periods ended September 30, 2014, the third quintile for the three-year and five-year periods ended September 30, 2014, and the fifth quintile for the ten-year period ended September 30, 2014 (the first quintile being the best performing funds and the fifth quintile being the worst performing funds).

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell Global ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the International Fund outperformed the International Market Benchmark and the International Fund Benchmarks for the three-year, five-year, ten-year and fifteen-year periods ended September 30, 2014. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the International Fund outperformed the International Fund Benchmarks in six of the last fifteen years, four of those by a significant margin, and outperformed the International Market Benchmark in six of the last fifteen years. The Independent Trustees found that the performance of the Institutional shares of the International Fund was in the fourth quintile of the International Morningstar Category for the one-year period ended September 30, 2014, the second quintile for the three-year and five-year periods ended September 30, 2014, and the first quintile for the ten-year and fifteen-year periods ended September 30, 2014.

For the Smaller Companies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Index (the “Smaller Companies Market Benchmark”); (2) the Morningstar Small Growth Category (the “Smaller Companies Morningstar Category”); and (3) the KFS Peer Group for the Smaller Companies Fund (together with the Smaller Companies Morningstar Category, the “Smaller Companies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Smaller Companies Fund outperformed the Smaller Companies Fund Benchmarks for the one-year, three-year and five-year periods ended September 30, 2014 and outperformed the Smaller Companies Market Benchmark for the three-year and five-year periods ended September 30, 2014. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the Smaller Companies Fund outperformed the Smaller Companies Fund Benchmarks in four of the last ten years and outperformed the Smaller Companies Market Benchmark in five of the last ten years. The Independent Trustees found that the performance of the Institutional shares of the Smaller Companies Fund was in the third quintile of the Smaller Companies Morningstar Category for the one-year period ended September 30, 2014, the first quintile for the three-year period ended September 30, 2014, the second quintile for the five-year period ended September 30, 2014 and the fourth quintile for the ten-year period ended September 30, 2014.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 1000 Index (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Alternative Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that, with respect to multi-year periods, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks, but underperformed the Alternative Strategies Market Benchmark, for the one-year and three-year periods ended September 30, 2014. The Independent Trustees further noted that, with respect to single-year periods ended September 30, the Alternative Strategies Fund outperformed the Alternative Strategies Fund Benchmarks, but underperformed the Alternative Strategies Market Benchmark, for each of the last three years. The Independent Trustees took into account that the Alternative Strategies Fund is designed not to replicate the equity markets and that for the periods reviewed it is expected to lag the Alternative Strategies Market Benchmark, which is equity centric. The Independent Trustees found that the performance of the Institutional shares of the Alternative Strategies Fund was in the second quintile of the Alternative Strategies Morningstar Category for the one-year period ended September 30, 2014 and the first quintile for the three-year period ended September 30, 2014.

The Independent Trustees noted that the performance of the Sub-Advisors for the same Fund varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain world-class investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records. The Independent Trustees further concluded that the

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, including the minimum investment requirements and distribution channels.

The Independent Trustees noted that according to the KFS Report, the total expenses of each Fund are higher than the average or the median of the total expenses of the funds in the KFS Peer Group for such Fund. The Independent Trustees observed that each Fund is among the three funds included in the Fund’s KFS Peer Group that have the highest advisory fees except for the Alternative Strategies Fund, which has an advisory fee that is comparable to the average and the median of the KFS Peer Group for the Alternative Strategies Fund, although other expenses of each Fund are more competitive with the funds in the KFS Peer Group for each Fund. The Independent Trustees agreed that the Funds’ use of the manager of managers structure is the primary contributor to the relatively high advisory fees, noting that a number of the funds in the KFS Peer Group for each Fund do not use the manager of managers structure. The Independent Trustees noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are fully justified by the long-term performance results of the Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees noted that the Fee Waiver Agreement was most recently amended effective May 20, 2013 to further increase the amount of fee waivers for certain Funds under the Fee Waiver Agreement. With respect to the Alternative Strategies Fund, the Independent Trustees noted that the Advisor has been waiving a portion of the advisory fee payable by the Fund and/or reimbursing a portion of the Fund’s operating expenses each year since its inception in order to ensure that its operating expenses do not exceed the operating expense cap specified in the Alternative Strategies Fund Expenses Limitation Agreement. With respect to the International Fund, the Independent Trustees took into account the new proposed operating expense cap (0.99% and 1.24% of average daily net assets of the Institutional Class and Investor Class, respectively) pursuant to the International Fund Expenses Limitation Agreement.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are drastically different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. Given the existence of arm’s length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

Other Information	113

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived more than $4 million and $3.6 million of advisory fees payable under the Investment Advisory Agreement during the periods January 1, 2013 through December 31, 2013 and January 1, 2014 through September 30, 2014, respectively, and that the Advisor follows a policy of not charging advisory fees on unallocated cash. The Independent Trustees also noted that the Advisor had agreed not to seek recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including several new hires in the research and marketing teams during the past few years. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among others, the use of disparate accounting conventions, disparate ownership structures, and the fact that each Sub-Advisor managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost only basis, which represents a sharing of economies of scale. The Independent Trustees also noted that the Advisor completed two tax-free reorganization transactions in 2013, in each of which transactions the assets of an underperforming series of the Trust that has experienced significant net outflows were transferred to the Equity Fund. The Independent Trustees agreed that such reorganizations were in the best interests of the impacted shareholders and helped preserve the assets of the two underperforming series within the Trust complex. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any affiliates that materially benefit from the Advisor’s relationship to the Funds.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees (as well as the Board) concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

114	Litman Gregory Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, securities sold short, financial futures contracts, swaps, options written and forward foreign currency exchange contracts of the Litman Gregory Funds Trust comprising Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Alternative Strategies Fund (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2012, were audited by other auditors whose report dated February 27, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Litman Gregory Funds Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 2 through 13, 16 through 22, 26 through 32, and 34 through 49, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 27, 2015

Report of Independent Registered Public Accounting Firm	115

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

Barclays Aggregate Bond Index

Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

CDX

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the Russell 1000 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 22 developed non-U.S. markets.

The FTSE Global All Cap ex U.S. Index

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index:

Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index:

Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

LIBOR

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages:

Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

The Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The Russell Global ex-U.S. Large-Cap Index

The Russell Global ex-U.S. Large-Cap Index offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. The Russell Global ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

The S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global Ex-U.S. LargeMidCap Index

S&P Global Ex-U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

The SPDR S&P 500 ETF

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The Vanguard 500 Index Fund

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Index Definitions	117

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

5.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

6.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

7.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

8.	Capex (capital expenditures) are expenditures creating future benefits.

9.	Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

10.	Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

11.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

12.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

13.	Correlation is a statistical measure of how two securities move in relation to each other.

14.	Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

15.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

16.	Diversification is the spreading of risk by putting assets in several categories of investments.

17.	Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

18.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

19.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

20.	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

21.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

22.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

23.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

24.	Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

25.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

26.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

118	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

27.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

28.	Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

29.	“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

30.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

31.	The Leuthold Group is an independent, quantitative and contrarian institutional research firm based in Minneapolis, MN. Their proprietary databases enable them to do historical studies not found at any other shop on or off of Wall Street.

32.	Margin of safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

33.	MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

34.	The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

35.	One basis point equals 1/100th of 1 percent.

36.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

37.	Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

38.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

39.	Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

40.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

41.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

42.	Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

43.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

44.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

45.	Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

46.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

47.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Industry Terms and Definitions	119

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

48.	Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

49.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

50.	Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

51.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

52.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

53.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

54.	Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

55.	Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

56.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

57.	Treasury yield is the return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes, and bills).

58.	Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

59.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

120	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Litman Gregory Masters Equity Fund	44.23%
Litman Gregory Masters International Fund	100.00%
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	19.73%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014 was as follows:

Litman Gregory Masters Equity Fund	32.01%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	9.93%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2014.

Litman Gregory Masters Equity Fund	$32,842,600
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	4,189,461

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2014, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Litman Gregory Masters Equity Fund	N/A
Litman Gregory Masters International Fund	N/A
Litman Gregory Masters Smaller Companies Fund	N/A
Litman Gregory Masters Alternative Strategies Fund	65.60%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Litman Gregory Masters Equity Fund	100.00%
Litman Gregory Masters International Fund	0.00%
Litman Gregory Masters Smaller Companies Fund	0.00%
Litman Gregory Masters Alternative Strategies Fund	14.81%

For the year ended December 31, 2014, the Litman Gregory Masters International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$2,524,700	$0.0340	100%

Tax Information	121

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Litman Gregory Masters Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Julie Allecta 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1946)	Trustee	Term: Open Ended Time Served: Since 2013	Director, Northern California Association of Botanical Artists since 2014, Director, Audubon Canyon Ranch, Inc. since 2009; Vice President and Director, WildCare Bay Area since 2007, Partner, Paul Hastings LLP from 1999 to 2009.	Forward Funds
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: Since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: Since inception	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc., since 2007. Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since inception	Professor, Department of Finance, Santa Clara University, since 1979.	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	Trustee and Chairman of the Board	Term: Open Ended Time Served: Since inception	President of the Litman Gregory Fund Advisors, LLC since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000, Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000, Officer of Litman Gregory Analytics, LLC (web based publisher of financial research), from 2000 to 2006.	None
Steven Savage 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1961)	Secretary	Term: Open Ended Time Served: Since 2014	Managing Partner, Litman Gregory Fund Advisors, LLC since 2010; Partner of Litman Gregory Fund Advisors LLC, from 2003-2010.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	President and Trustee	Term: Open Ended Time Served: President since 2014 and Trustee since 2008	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008 and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: Treasurer since inception and Chief Compliance Officer since 2004	Chief Operating Officer and Chief Compliance Officer, Litman Gregory Fund Advisors, LLC since 2004 and Chief Financial Officer of Litman Gregory Asset Management, LLC.	None

*	Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

122	Litman Gregory Funds Trust

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice	123

[THIS PAGE INTENTIONALLY LEFT BLANK]

Advisor:

Litman Gregory Fund Advisors, LLC

Orinda, CA 94563

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

BFDS

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

Masters Funds

C/O BFDS

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund
Institutional Class	MSEFX	53700T108	305
Investor Class	MSENX	53700T504	475
International Fund
Institutional Class	MSILX	53700T207	306
Investor Class	MNILX	53700T603	476
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447

Website:

www.mastersfunds.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

The registrant has not made any amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of trustees (the “board”) has determined that Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$ 108,500	$97,500
Audit-Related Services	$ 0	$0
Tax Fees	$ 18,000	$18,000
All Other Fees	$ 0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.
Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$ 2,500	None
Registrant’s Investment Adviser	None	None

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Investments.

(a)        The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11.  Controls and Procedures.

(a)        The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)   Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)   Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President and Chief Executive Officer

Date:	March 6, 2015

By:	/s/ John Coughlan
John Coughlan
Treasurer and Principal Financial Officer

Date:	March 6, 2015